                              3,000,000 Securities

                             [EXPRESS SCRIPTS LOGO]

               EXPRESS SCRIPTS AUTOMATIC EXCHANGE SECURITY TRUST

                $4.83 Trust Issued Automatic Exchange Securities
  (Subject to exchange into Shares of Class A Common Stock of Express Scripts,
                                     Inc.)
                             ----------------------

     The $4.83 Trust Issued Automatic Exchange Securities are a new series of securities issued by the Express Scripts Automatic Exchange Security Trust. The Trust will pay quarterly distributions of $1.2075 on each Security. On November 15, 2003, the Trust will exchange each Security for either:

     - Between 0.8333 shares and one share of Class A Common Stock of Express Scripts, Inc. or

     - Cash equal to the value of those shares.

     The number of shares or amount of cash that will be delivered in exchange for each Security will be based on the price of the Class A Common Stock during the twenty business days before November 15, 2003.

     Under the circumstances described in this prospectus, the shares or cash may be delivered between November 15, 2003 and February 15, 2004, instead of on November 15, 2003.

     This is the first issuance of Securities by the Trust. As a result, there is currently no public market for the Securities. The Trust has applied to list the Securities on the Nasdaq National Market under the symbol "ESITZ". Trading will begin upon approval from the Nasdaq, which is expected no earlier than November 2, 2000. There is no minimum required purchase of Securities in this offering.

     The Class A Common Stock is currently quoted on the Nasdaq National Market under the symbol "ESRX". The last reported sale price of the Class A Common Stock on the Nasdaq National Market on November 1, 2000 was $69.125 per share. The Company is not affiliated with the Trust.

     THE TRUST IS A NEWLY ORGANIZED, FINITE TERM CLOSED-END INVESTMENT COMPANY. SHARES OF THIS TYPE OF FUND FREQUENTLY TRADE AT A DISCOUNT FROM NET ASSET VALUE. THIS RISK IS SEPARATE FROM THE RISK THAT THE TRUST'S NET ASSET VALUE WILL FALL. THE TRUST CANNOT PREDICT WHETHER THE SECURITIES WILL TRADE AT, BELOW OR ABOVE NET ASSET VALUE. THE RISK OF PURCHASING INVESTMENTS IN A CLOSED-END COMPANY THAT MIGHT TRADE AT A DISCOUNT MAY BE GREATER FOR INVESTORS WHO WISH TO SELL THEIR INVESTMENTS SOON AFTER COMPLETION OF THIS OFFERING.

     This prospectus sets forth concisely information about the Trust that you should know before investing. You are advised to read this prospectus and to retain it for future reference. Additional information about the Trust has been filed with the Securities and Exchange Commission and is available upon written or oral request and without charge. See "Where You Can Find More Information on The Trust".

     Consider carefully the "risk factors" beginning on page 27 of this prospectus.

     NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY OTHER REGULATORY BODY HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                               PER SECURITY        TOTAL
                                                               ------------        -----
Initial Public Offering Price...............................  $69.00           $207,000,000
Sales Load..................................................  Not applicable   Not applicable
Proceeds to the Trust.......................................  $69.00           $207,000,000

     The Underwriters may, under certain circumstances, purchase up to an additional 450,000 Securities from the Trust at the Initial Public Offering Price.

     The Underwriters expect to deliver the Securities against payment in New York, New York on November 7, 2000.
                               JOINT BOOKRUNNERS

GOLDMAN, SACHS & CO.                                  CREDIT SUISSE FIRST BOSTON
                             ----------------------

                       Prospectus dated November 1, 2000.

                               PROSPECTUS SUMMARY

     This summary is not a complete description of the Trust or the Securities. It does not contain all the information that may be important to you. To understand this offering fully, you must read this entire prospectus carefully, including the Risk Factors beginning on page 27.

     This prospectus includes a Glossary, beginning on page 37. You should refer to the Glossary if you wish to understand the terms used in this prospectus in detail.

THE TRUST

     The Trust is a newly organized trust that exists only to offer the Securities. The Trust's only activities will be to issue the Securities and to invest in the U.S. Treasury securities and stock purchase contract described in this prospectus.

THE TRUST'S INVESTMENT OBJECTIVE

     The Trust's investment objective is to give the holder of each Security a quarterly cash distribution of $1.2075 and, on November 15, 2003 (the "Exchange Date"), between 0.8333 shares and 1 share of Class A Common Stock (or cash equal to the value of those shares). The number of shares, or amount of cash, that a holder will receive in exchange for a single Security will vary, depending on the average market price of the Class A Common Stock over the twenty business days before the Exchange Date.

     - If the average market price is less than $82.80 but equal to or greater than $69.00, the holder of each Security will receive the number of shares of Class A Common Stock that has a value equal to $69.00.

     - If the average market price is equal to or greater than $82.80, the holder of each Security will receive 0.8333 shares of Class A Common Stock.

     - If the average market price is less than $69.00, the holder of each Security will receive one share of Class A Common Stock.

     This formula will be adjusted if the Company takes certain steps that combine, split or dilute the value of the Class A Common Stock. If this formula would require the Trust to deliver a fraction of a share of Class A Common Stock to any holder, the Trust will instead deliver cash equal to the value of that fraction of a share.

     Because of this formula, the holders of the Securities will receive part of any increase in the value of the Class A Common Stock above $82.80. However, the holders of the Securities will not receive any increase in the value of the Class A Common Stock unless that value rises higher than $82.80. The holders will bear the entire amount of any decrease in the value of the Class A Common Stock.

     For more detail, please see "Investment Objective and Policies".

THE TRUST'S INVESTMENT POLICIES

     To achieve its investment objective, the Trust will invest all the proceeds of the Securities in:

     - "Stripped" U.S. Treasury securities that will mature during each quarter through November 15, 2003. The Trust will use the payments it receives as these U.S. Treasury securities mature to pay the quarterly distributions on the Securities.

     - A stock purchase contract (the "Contract") with a stockholder of the Company (the "Seller"). The Seller will be required to deliver shares of Class A Common Stock to the Trust on the Exchange Date. Alternatively, the Seller may choose to deliver the equivalent amount of cash. If the Seller performs its obligations, the Contract will provide the Trust with the shares of Class A Common Stock or cash that the Trust must deliver to the holders of the Securities on the Exchange Date.

     The Seller has the right to extend the Exchange Date under the Contract to February 15, 2004. If the Seller extends the Exchange Date under the Contract, the Seller will not be required to deliver the shares of Class A Common Stock or cash under the Contract until February 15, 2004. However, the Seller can then accelerate the delivery of shares or cash to any date between November 15, 2003 and February 15, 2004. If the Seller extends or accelerates the Exchange Date the holders of the Securities will not receive the shares or cash in exchange for the Securities until the extended or accelerated Exchange Date, and the number of shares or amount of cash included in that delivery would be calculated as of the extended or accelerated Exchange Date. However, the holders of the Securities would receive an additional, partial cash distribution on the Securities for the period of the delay.

     In some circumstances, the holders of the Securities may receive cash or other common equity securities instead of or in addition to the Class A Common Stock. For more detail, please see "-- The Securities -- Modifications to Delivery Requirements".

     The Seller will pledge collateral to the Trust to secure the Seller's obligations under the Contract. The collateral will initially be the shares of Class A Common Stock that the Seller must deliver under the Contract. However, if the Seller complies with its obligations under the Contract and the pledge, the Seller may pledge U.S. Treasury securities instead of the shares of Class A Common Stock.

     The Trust is a grantor trust for purposes of the U.S. federal tax laws and will not change its investments, even if the value of the Contract or the Class A Common Stock falls significantly or the financial condition of the Company suffers.

     For more detail, please see "Investment Objective and Policies".

THE OFFERING

     The Trust is offering 3,000,000 Securities to the public at a purchase price of $69.00 per Security. The Securities are being offered through Goldman, Sachs & Co. ("Goldman Sachs"), 85 Broad Street, New York, New York 10004 and Credit Suisse First Boston Corporation, 11 Madison Avenue New York, New York 10010 (the "Underwriters").

     In addition, the Trust has granted the Underwriters an option to purchase up to 450,000 additional Securities. These Securities may be used only to cover over-allotments. For more detail, please see "Underwriting".

CONCURRENT OFFERING

     Concurrently with this offering, the Seller is offering 6,000,000 shares of Class A Common Stock (or up to 6,900,000 shares if the underwriters' over-allotment option in that offering is exercised in full).

THE SECURITIES

     The Trust will pass through to the holders of the Securities all payments that it receives on the U.S. Treasury securities that it purchases with the proceeds of the Securities. Similarly, the Trust will deliver to the holders of the Securities all shares of Class A Common Stock, cash or other securities, that it receives from the Seller under the Contract.

     DISTRIBUTIONS. The holder of each Security will receive a distribution of $1.2075 each quarter. The Trust will pay these distributions on each February 15, May 15, August 15 and November 15. However, if the Trust would be required to make a distribution on a Saturday, Sunday or legal holiday, the Trust will pay that distribution on the next business day instead. The

Trust will make each payment to the holder of the Security whose name appears in the Trust's books on the business day before the applicable payment date. The first distribution will be payable on February 15, 2001 to holders of record on the previous business day.

     The only source of cash for the quarterly distributions on the Securities will be the cash received from the U.S. Treasury securities purchased by the Trust with the proceeds of the Securities. Part of each year's distributions on the Securities will be treated as a return of capital under the U.S. federal income tax laws. For more detail, please see "Description of Securities -- Distributions -- Tax Treatment of Distributions" and "Certain Federal Income Tax Considerations".

     EXCHANGE FOR CLASS A COMMON STOCK. On the Exchange Date, each Security will be exchanged automatically for between 0.8333 shares and one share of Class A Common Stock, as determined by the formula described under "-- The Trust's Investment Objective". However, if the Seller delivers cash instead of Class A Common Stock under the Contract, the holders of the Securities will receive cash instead of Class A Common Stock. The amount of cash will be based on the average market price of the Class A Common Stock during the twenty business days before the cash is delivered. The number of shares of Class A Common Stock or amount of cash that will be delivered in exchange for the Securities will be adjusted if the Company takes certain actions that have the effect of combining, splitting or diluting the value of the Class A Common Stock.

     MODIFICATIONS TO DELIVERY REQUIREMENTS. In some circumstances, the holders of the Securities may receive cash, other common equity securities or other property instead of or in addition to the Class A Common Stock, or the holders of the Securities may receive some or all of the Class A Common Stock, cash or other securities on a date other than November 15, 2003:

     - The Exchange Date may be extended and then accelerated by the Seller as described above. In this case, the holders of the Securities would not receive the shares or cash until the extended or accelerated date, but the holders would receive an additional, partial cash distribution on the Securities for the period of delay. For further detail, please see "Investment Objective and Policies -- The Contracts -- Extension and Acceleration of the Exchange Date at the Option of the Seller".

     - The Seller may elect to deliver cash instead of Class A Common Stock under the Contract. If the Seller decides to deliver cash instead of Class A Common Stock, it may do so in connection with a "rollover offering" -- that is, an offering of securities that refinances the Securities. If the Seller completes a rollover offering, the Seller will deliver the cash under the Contract by the fifth business day after completing that offering. In this case, the holders of the Securities would not receive the cash payable on exchange of the Securities until the Seller pays it to the Trust. For further detail, please see "Investment Objective and Policies -- The Contract -- Cash Settlement; Rollover Offerings".

     - If the Company merges with another entity, the Company is liquidated, or certain similar events occur, holders of Securities may receive other common equity securities, cash or other property equal to the value of the other consideration received by the Company's stockholders in that transaction, rather than shares of Class A Common Stock. If at least 30% of the consideration received by the Company's stockholders in the merger consists of cash or cash equivalents, then the Seller will be required to deliver any consideration other than common equity securities to the Trust within five business days after the Seller receives that consideration. On the Exchange Date, the Seller would be required to deliver the common equity securities included in the merger consideration. In this case, the holders of the Securities would receive cash or other property representing part of the merger consideration on a date before the scheduled Exchange Date, and common equity securities representing the rest of the merger consideration on the Exchange Date.

       Instead of delivering any non-cash consideration after a merger, the Seller may choose to deliver cash equal to the value of those assets. Similarly, instead of delivering the common equity securities on the Exchange Date, the Seller may choose to deliver cash equal to the value of those securities. For further detail, please see "Investment Objective and Policies -- The Contract -- Reorganization Events".

     - If the Company declares a dividend consisting of the shares of common stock of another issuer, the Seller will be required to deliver on the Exchange Date the shares received in the dividend, together with the Class A Common Stock. In this case, the holders of Securities will receive both shares of Class A Common Stock and shares of the other issuer, or cash equal to the value of those shares. For further detail, please see "Investment Objective and Policies -- The Contract -- Spin-Off Distributions".

     - If the Seller defaults under the Contract or its collateral arrangements, the Contract would be accelerated. In this case, the holder of each Security would then receive an early distribution of the shares of Class A Common Stock, cash or other common equity securities, instead of receiving the Class A Common Stock, cash or other securities that would otherwise be delivered on the Exchange Date. For further detail, please see "Investment Objective and Policies -- The Contract -- Collateral Arrangements; Acceleration upon default by the Seller".

     For more detail, please see "Investment Objective and Policies".

     VOTING RIGHTS. Holders will have the right to vote on changes to the terms of the Securities, on the replacement of the trustees of the Trust and the Trust's custodian, paying agent, transfer agent, registrar and other agents, and on other matters affecting the Trust, as described below under the caption "Description of Securities". However, holders of the Securities will not have any voting rights with respect to the Class A Common Stock until and unless they actually receive shares of Common Stock in exchange for the Securities. For more detail, please see "Description of Securities -- Voting".

     LISTING. The Trust has applied to list the Securities on the Nasdaq National Market under the symbol "ESITZ". Trading will begin upon approval from the Nasdaq, which is expected no earlier than November 2, 2000.

THE COMPANY

     Express Scripts, Inc. (the "Company") is the third largest pharmacy benefit management company in North America, commonly referred to as a PBM. PBMs coordinate the distribution of outpatient prescription pharmaceuticals through a combination of benefit management services, including retail drug card programs and mail pharmacy services. The Company provides these services for health care payors. The Company is independent from pharmaceutical manufacturer ownership.

     The Company has prepared a prospectus that describes the Company and the Class A Common Stock (the "Company Prospectus"). The Company Prospectus appears as Annex A to this prospectus. The Company files reports, proxy statements and other information with the Securities and Exchange Commission (the "SEC"), as described below under "Where You Can Find More Information on the Company". The Company is not affiliated with the Trust and will not receive any of the proceeds from the sale of the Securities.

CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

     The Trust will be treated as a grantor trust under the U.S. federal income tax laws. This means that under these laws, each holder will be treated as if it owned directly its proportionate share of the assets held by the Trust. Similarly, income and original issue discount received by the Trust will generally be treated as income of the holders.

     Under the U.S. federal income tax laws, the U.S. Treasury securities held by the Trust will be treated as having "original issue discount" that will accrue over the term of the U.S. Treasury securities. However, when the Trust actually receives cash on these U.S. Treasury securities, these cash payments will not be included in the holders' income. Instead, these payments will reduce the holders' aggregate tax basis in the Securities. A holder will have taxable gain or loss if the Trust receives cash instead of Class A Common Stock.

     Holders should be aware that the Trust's assets could be characterized differently under the federal income tax laws. Other characterizations could require holders to include more interest in income than they would under the analysis outlined above. For more detail, please see "Certain Federal Income Tax Considerations".

RISK FACTORS

     An investment in the Securities involves risk. Some of the risks of an investment in the Securities are described under "Risk Factors", beginning on page 27. These risks include the following:

     - The Trust will not dispose of the Contract even if the price of the Class A Common Stock falls significantly or the financial condition of the Company suffers. The holders will bear the entire amount of any decrease in the value of the Class A Common Stock.

     - Similarly, the Trust will not dispose of the U.S. Treasury securities before they mature or the Trust terminates, whichever comes first, even if their value falls significantly.

     - If the price of Class A Common Stock rises, a holder of a Security will not receive all of this increase in value. Holders will not receive any of this increase if the average market price of the Class A Common Stock at the Exchange Date is below $82.80. Holders will receive only 83.33% of any increase in the value of the Class A Common Stock over $82.80. On the other hand, holders of Securities will bear all of any decrease in the value of the Class A Common Stock below $69.00.

     - Distributions on the Securities will remain fixed. To the extent dividends are paid on the Class A Common Stock, the distributions on the Securities may be lower than the dividends paid on the Class A Common Stock.

     - The number of shares of Class A Common Stock or amount of cash that holders may receive on the Exchange Date will be adjusted if the Company takes certain actions that have the effect of combining, splitting or diluting the value of the Class A Common Stock. The number of shares to be received by holders may not be adjusted for other events that may adversely affect the price of the Class A Common Stock, such as offerings of Class A Common Stock for cash or in connection with acquisitions.

     - The only assets held by the Trust will be the U.S. Treasury securities and the Contract. An investment in the Trust will be riskier than an investment in an investment company with diversified investments.

     - The trading prices of the Securities in the secondary market will be directly affected by the trading prices of the Class A Common Stock in the secondary market. The trading prices of the Class A Common Stock will be influenced by the Company's operating results and prospects and by economic, financial and other factors and market conditions. The trading prices of the Securities will also be affected by fluctuations in interest rates and other factors that are difficult to predict and beyond the Trust's control.

     - There can be no assurance that a secondary market will develop for the Securities. If a secondary market does develop, there can be no assurance that it will provide the holders with liquidity for their investment or that it will continue for the life of the Securities.

     - Holders of the Securities will not be entitled to any rights with respect to the Class A Common Stock unless they actually receive Class A Common Stock in exchange for the Securities. For example, holders of Securities will not be entitled to vote the shares of Class A Common Stock or receive dividends.

FEES AND EXPENSES

     UNDERWRITERS' COMPENSATION. The Seller will compensate the Underwriters for the offering of the Securities because a significant portion of the proceeds of the sale of the Securities will be used by the Trust to purchase the Contract from the Seller. The Underwriting Agreement requires the Seller to pay the Underwriters $2.07 for each Security sold in the offering.

     ORGANIZATIONAL AND OFFERING COSTS. The Trust's organizational costs will be approximately $10,000. The Trust's costs in connection with the offering of the Securities will be approximately $428,458. The Seller will pay these organizational and offering costs.

     COSTS OF OTHER SERVICE PROVIDERS. At the closing of the offering of the Securities, the Seller will make a one-time, up-front payment of $266,000 to the Trust's administrator, custodian, the collateral agent, paying agent and trustees as compensation for their services to the Trust. The Seller will also pay the Trust's administrator $116,000 to cover the Trust's anticipated expenses. The Seller will pay any ongoing expenses of the Trust above these estimated amounts and the Seller will reimburse the Trust for any amounts it may pay as indemnification to the Trust's administrator, custodian, paying agent or any trustee. If the Seller does not pay these expenses and obligations, the Trust will have to pay them, and this will reduce the amount available to distribute to holders.

     DISCLOSURE REQUIRED BY THE SECURITIES AND EXCHANGE COMMISSION. The SEC requires the Trust to present its expenses in the following format. The SEC has stated that it intends this requirement to assist investors in understanding the various costs and expenses that an investor in the Securities will bear directly or indirectly.

     Because the Trust will not bear any fees or expenses, investors will not bear any expenses directly.

INVESTOR TRANSACTION EXPENSES
Maximum Sales Load (as a percentage of Initial Public
  Offering Price)...........................................  3.0%(a)
Dividend Reinvestment and Cash Purchase Plan Fees...........  N/A
ANNUAL EXPENSES (AS A PERCENTAGE OF NET ASSETS)
Management Fees(b)..........................................  0%
Other Expenses(c)...........................................  0%
                                                              -----
          Total Annual Expenses(c)..........................  0%
                                                              =====

---------------

(a)  See "Underwriting".

(b) See "The Trust". The Trust will be internally managed; consequently, there will be no separate investment advisory fee paid by the Trust. The Chase Manhattan Bank will act as the administrator of the Trust.

(c) The organizational costs of the Trust in the amount of $10,000, compensation payable to the Trust's administrator, custodian, collateral agent, paying agent and trustees in the amount of $266,000 and approximately $428,458 in costs in connection with the offering of the Securities will be paid by the Seller. Anticipated ongoing expenses of the Trust over the term of the Trust, estimated to be approximately $116,000, as well as any unanticipated operating expenses of the Trust, will also be paid by the Seller. See "The Trust -- Expenses of the Trust". Absent these arrangements, the Trust's "Other Expenses" and "Total Annual Expenses" would be approximately 0.056% of the Trust's net assets.

     The SEC also requires that closed-end investment companies present an illustration of cumulative expenses (both direct and indirect) that an investor would bear. The example must factor in the applicable Sales Load and must assume that investors will receive a 5% annual return and will reinvest all distributions at net asset value. PLEASE NOTE THAT THE ASSUMPTION OF A 5% ANNUAL RETURN DOES NOT ACCURATELY REFLECT THE TRUST'S TERMS. SEE "INVESTMENT OBJECTIVE AND POLICIES". ALSO, THE TRUST DOES NOT PERMIT HOLDERS TO REINVEST THE DISTRIBUTIONS ON THE SECURITIES.

EXAMPLE                                                       1 YEAR    3 YEARS
-------                                                       ------    -------
You would bear the following expenses on a $10,000
  investment, including the applicable Sales Load of $300
  and assuming (1) no annual expenses and (2) a 5% annual
  return throughout the period..............................   $300      $300

                                   THE TRUST

CREATION AND FORM OF THE TRUST

     The Trust is a newly organized New York trust. It is a registered, non-diversified, closed-end management investment company under the Investment Company Act of 1940 (the "Investment Company Act"). The Trust was formed on June 29, 1999 under a trust agreement, which was amended and restated as of November 1, 2000 to reflect the terms of this offering (the "Trust Agreement"). The Trust's address is 85 Broad Street, New York, New York 10004 (telephone no.
(212) 902-1000)

THE TRUSTEES

     The Trust will be internally managed by three trustees (the "Trustees"). One of the Trustees will be designated as the Trust's "Managing Trustee". The Trustees will be responsible for the Trust's general management and operations. However, the Trustees will not have the power to vary the investments held by the Trust. See "Investment Objective and Policies". The Seller will pay each Trustee, on behalf of the Trust, a one-time, up-front fee to cover the Trustee's annual fee and anticipated out-of-pocket expenses. The Managing Trustee will also receive an additional up-front fee for serving in that capacity.

     Goldman Sachs, as the Trust's sponsor and the initial holder of the Trust's Securities, has elected three individuals to serve as the Trustees. Their names, ages, addresses and titles, their principal occupations during the past five years and their compensation are as follows:

                                                PRINCIPAL OCCUPATION
                                                       DURING
   NAME, AGE AND ADDRESS          TITLE           PAST FIVE YEARS      COMPENSATION
   ---------------------          -----         --------------------   ------------
Donald J. Puglisi, 55......  Managing Trustee  Professor of Finance      $14,400
  Department of Finance                        University of Delaware
  University of Delaware
  Newark, DE 19716
William R. Latham, III,
  56.......................  Trustee           Professor of Economics    $10,800
  Department of Economics                      University of Delaware
  University of Delaware
  Newark, DE 19716
James B. O'Neill, 61.......  Trustee           Professor of Economics    $10,800
  Center for Economic                          University of Delaware
  Education &
  Entrepreneurship
  University of Delaware
  Newark, DE 19716

     None of the Trustees is an "interested person" of the Trust as defined in the Investment Company Act. Furthermore, none of the Trustees is a director, officer or employee of any Underwriter or of the Trust's administrator, or of any affiliate of any Underwriter or the Trust's administrator. Each of the Trustees serves as a trustee of other similar trusts, but none of the Trustees receives any compensation for serving as a trustee or director of any other affiliated investment company.

OTHER SERVICE PROVIDERS

     ADMINISTRATOR. The Trust's day-to-day affairs will be managed by The Chase Manhattan Bank as Administrator under an Administration Agreement, dated as of November 1, 2000 (the

"Administration Agreement"). Under the Administration Agreement, the Trustees have delegated most of their operational duties to the Administrator, including the duties to:

     - receive and pay invoices for expenses incurred by the Trust;

     - with the approval of the Trustees, engage legal and other professional advisors (other than the independent public accountants for the Trust);

     - instruct the Trust's paying agent to pay the distributions on the Securities;

     - prepare, mail, file and publish all notices, proxies, reports, tax returns and other documents for the Trust, or direct the Trust's paying agent to do so, and keep the Trust's books and records;

     - select and engage an independent investment banking firm (after consultation with the Seller), when the Trust is required to do so under the Contract;

     - at the direction of the Trustees, institute and prosecute legal and other appropriate proceedings to enforce the Trust's rights and remedies, but the Administrator is required to do so only if it receives any indemnity that it requests; and

     - make all necessary arrangements for meetings of the Trustees and any meetings of holders.

     The Administrator will not select the independent public accountants for the Trust. The Administrator also will not sell any of the Trust's assets, or permit any other agent of the Trust to do so, except when the Contract requires the Trust to make a delivery, when the Trust is required to sell fractional shares, when the collateral agreement securing the Contract requires the Trust to sell collateral posted by the Seller, and when the Trust terminates.

     CUSTODIAN. The Trust's assets will be held by The Chase Manhattan Bank as the Trust's custodian (the "Custodian") under a Custodian Agreement, dated as of November 1, 2000 (the "Custodian Agreement").

     COLLATERAL AGENT. The Custodian will also act as collateral agent (the "Collateral Agent") under the collateral agreement among the Collateral Agent, the Trust and the Seller (the "Collateral Agreement"). The Collateral Agent will hold a perfected security interest in the Class A Common Stock and U.S. Government obligations or other assets pledged by the Seller under the Collateral Agreement. If the Seller defaults under the Contract or Collateral Agreement, it will be the Collateral Agent that sells the collateral posted by the Seller and pays the proceeds of that sale to the Custodian for distribution to the holders of the Securities.

     PAYING AGENT. ChaseMellon Shareholder Services, L.L.C. will serve as the transfer agent, registrar and paying agent (the "Paying Agent") for the Securities under a Paying Agent Agreement, dated as of November 1, 2000 (the "Paying Agent Agreement").

     OTHER INFORMATION CONCERNING THE TRUST'S AGENTS. The Administrator, the Custodian, the Collateral Agent and the Paying Agent each have the right to resign at any time on 60 days' notice to the Trust. The Trustees have the right to remove any of these agents of the Trust at any time on 60 days' notice or immediately if the agent defaults under the applicable agreement or the Investment Company Act, suffers a bankruptcy, or under several other circumstances. In order to ensure that all the agents of the Trust are the same financial institution or affiliate financial institutions, if any of these agents resigns or is removed, the appointment of each of the other agents automatically terminates. However, no resignation or removal of any of these agents will be effective until a successor is appointed. If any of these agents resigns or is removed, the Trustees are required to appoint a successor with the qualifications specified in the Trust Agreement.

     Except for their respective roles as Administrator, Custodian, Collateral Agent and Paying Agent, The Chase Manhattan Bank and ChaseMellon Shareholder Services, L.L.C. have no other affiliation with, and are not engaged in any other transactions with, the Trust.

INDEMNIFICATION

     The Trust will indemnify each Trustee, the Administrator, the Custodian, the Collateral Agent and the Paying Agent against any liabilities or costs (including the reasonable costs of defending against any liability) that it may incur in acting in that capacity, except for willful misfeasance, bad faith, gross negligence or reckless disregard of their respective duties or where applicable law prohibits that indemnification. The Seller has agreed to reimburse the Trust for any amounts it may be required to pay under these indemnifications. If the Seller does not pay these amounts, the Trust will have to pay them, and this will reduce the amount available to distribute to holders.

EXPENSES OF THE TRUST

     At the closing of the offering of the Securities, the Seller will pay to the Administrator, the Custodian, the Collateral Agent and the Paying Agent a one-time, up-front payment of $266,000 to cover their fees and the Trustees' compensation described above. The Seller will also pay the Administrator a one-time, up-front payment of $116,000 to cover the Trust's anticipated expenses. The anticipated Trust expenses to be paid by the Administrator out of this amount include, among other things:

     - expenses for legal and independent accountants' services;

     - costs of printing proxies, Securities certificates and holder reports;
       and

     - fidelity bond coverage for the Trustee.

In addition, the Seller will pay the costs of organizing the Trust in the amount of $10,000 and estimated costs in connection with the initial registration and public offering of the Securities in the amount of $428,458.

     The amount that the Seller will pay to the Administrator to cover the Trust's ongoing expenses was determined based on estimates made in good faith on the basis of information currently available to the Trust, including estimates furnished by the Trust's agents. It is possible, however, that the actual operating expenses of the Trust will be substantially more than this amount. The Seller has agreed to pay any excess expenses beyond this amount. If the Seller does not pay those excess expenses, the Trust will have to pay them, and this will reduce the amount available to distribute to holders.

TRUST TERMINATION

     The Trust will terminate automatically ten business days after the final Exchange Date. However, if the Contract is accelerated, then the Trust will terminate 10 business days after the Class A Common Stock, cash or other common equity securities required to be delivered under the Contract are delivered. If the Trust terminates before all the distributions on the Securities have been paid, the Trust's Administrator will sell any U.S. Treasury securities then held in the Trust and distribute the proceeds pro rata to the holders of the Securities, together with the shares or cash delivered under the Contract.

VALUATION FOR INVESTMENT COMPANY ACT PURPOSES

     In calculating the Trust's net asset value as required by the Investment Company Act, the Trust Agreement provides that (1) the U.S. Treasury securities held by the Trust will be valued at the mean between the last current bid and asked prices or, if quotations are not available, as determined in good faith by the Trustees, (2) short-term investments having a maturity of 60 days or less will be valued at cost with accrued interest or discount earned included in interest receivable and (3) the Contract will be valued on the basis of the bid price received by the Trust for the Contract, or any portion of the Contract covering not less than 1,000 shares, from an independent broker-dealer firm unaffiliated with the Trust to be named by the Trustees who is in the business of making bids on financial instruments similar to the Contract and with comparable terms, or if such a bid quotation is not available, as determined in good faith by the Trustees.

INVESTMENT COMPANY ACT EXEMPTION

     The SEC has issued an order that exempts the Trust from the requirements of
Section 12(d)(1) of the Investment Company Act that restrict the amount of Securities that registered investment companies could otherwise own. Accordingly, registered investment companies may hold Securities in excess of the limits imposed by Sections 12(d)(1)(A)(i) and 12(d)(1)(C) of the Investment Company Act. However, any such investment company will be required to vote its Securities in proportion to the votes of all other holders.

                                USE OF PROCEEDS

     The net proceeds of this offering will be used immediately upon the closing of this offering to:

     - purchase a portfolio of stripped U.S. Treasury securities with face amounts and maturities corresponding to the quarterly distributions payable with respect to the Securities; and

     - pay the purchase price to the Seller under the Contract.

                       INVESTMENT OBJECTIVE AND POLICIES

     This prospectus includes a Glossary that states the definitions given to some of the capitalized terms used in this prospectus in the Contract, the Trust Agreement and the Collateral Agreement. You should refer to the Glossary if you wish to understand the terms used in this prospectus in detail. Some of these definitions are summarized in the descriptions below.

INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS; FUNDAMENTAL POLICIES

     The Trust's investment objective is to give the holder of each Security a quarterly cash distribution of $1.2075 and, on the Exchange Date, between 0.8333 shares and 1 share of Class A Common Stock (or cash equal to the value of those shares). The number of shares, or amount of cash, that a holder will receive in exchange for a single Security will vary, depending on the average market price of the Class A Common Stock over the twenty business days before the Exchange Date. The value of the Class A Common Stock (or cash or Marketable Securities received in lieu of Class A Common Stock) that will be received by a holder under the Securities may be more or less than the amount the holder paid for the Securities.

     To achieve its investment objective, the Trust will use the proceeds of the Securities to buy and hold:

     - a portfolio of stripped U.S. Treasury securities that will mature during each quarter through November 15, 2003; and

     - the Contract.

     The Trust has adopted the following fundamental policies:

     - the Trust will invest at least 70% of its total assets in the Contract;

     - the Contract may not be disposed of during the term of the Trust;

     - the U.S. Treasury securities held by the Trust may not be disposed of before the earliest of their respective maturities, the occurrence of a Reorganization Event where the consideration does not include any Marketable Securities, a default by the Seller under the Contract, and the termination of the Trust; and

     - the Trust may not purchase any securities or instruments other than the U.S. Treasury securities, the Contract and the Class A Common Stock or other assets received pursuant to the Contract and, for cash management purposes, the short-term obligations of the U.S. Government described under "-- Temporary Investments" below; issue any securities or instruments except for the Securities; make short sales or purchases on margin; write put or call options; borrow money; underwrite securities; purchase or sell real estate, commodities or commodities contracts; make loans (other than the purchase of stripped U.S. Treasury securities as described in this prospectus); or take any action that would or could cause the Trust not to be a "grantor trust" for purposes of the U.S. federal income tax laws.

     The foregoing investment objective and policies are fundamental policies of the Trust that may not be changed without the approval of a majority of the Trust's outstanding Securities. A "majority of the Trust's outstanding Securities" means the lesser of (i) 67% of the Securities represented at a meeting at which more than 50% of the outstanding Securities are represented, and (ii) more than 50% of the outstanding Securities.

     Because of the foregoing limitations, the Trust's investments will be concentrated in the pharmacy benefit management industry, which is the industry in which the Company operates. The Trust is not permitted to purchase restricted securities.

THE COMPANY AND THE CLASS A COMMON STOCK

     The Company is the third largest pharmacy benefit management company in North America, commonly referred to as a PBM. PBMs coordinate the distribution of outpatient prescription pharmaceuticals through a combination of benefit management services, including retail drug card programs and mail pharmacy services. The Company provides these services for health care payors. The Company is independent from pharmaceutical manufacturer ownership.

     The Company's Class A Common Stock has been traded on The Nasdaq National Market under the symbol "ESRX" since June 9, 1992. The high and low prices of the Company's Class A Common Stock, as reported by The Nasdaq National Market, are set forth below for the periods indicated. These prices reflect the two-for-one split on October 30, 1998, in the form of a 100% stock dividend to holders of record on October 20, 1998.

                                                                HIGH       LOW
                                                              --------   -------
1998
  First Quarter.............................................  $ 42.750   $27.000
  Second Quarter............................................  $ 45.000   $35.000
  Third Quarter.............................................  $ 45.250   $31.625
  Fourth Quarter............................................  $ 69.000   $33.875
1999
  First Quarter.............................................  $105.500   $59.125
  Second Quarter............................................  $ 91.000   $55.000
  Third Quarter.............................................  $ 92.375   $61.500
  Fourth Quarter............................................  $ 88.688   $44.375
2000
  First Quarter.............................................  $ 67.000   $28.000
  Second Quarter............................................  $ 66.625   $34.625
  Third Quarter.............................................  $ 78.000   $56.250
  Fourth Quarter (through November 1, 2000).................  $ 85.375   $63.750

     A subsidiary of the Seller is the sole holder of the Company's Class B Common Stock. The Company's Class B Common Stock has no established public trading market, but these shares will automatically convert, on a share for share basis, to the Company's Class A Common Stock upon transfer to any entity other than New York Life Insurance Company or an affiliate of New York Life or otherwise at the option of the holder thereof. The subsidiary of the Seller that currently holds all of the Company's Class B Common Stock has agreed to exchange each outstanding share of Class B Common Stock for one share of the Company's Class A Common Stock issued by the Company immediately prior to the completion of this offering and distribute such shares to the Seller.

     The Company's board of directors has not declared any cash dividends since the Company's initial public offering in 1992. The Company's board of directors does not currently intend to declare any cash dividend in the foreseeable future. The terms of the Company's credit facility and the Company's senior notes restrict the Company's ability to declare or pay cash dividends.

     Holders of Securities will not be entitled to any rights with respect to the Class A Common Stock (including voting rights and rights to receive dividends or other distributions on the Class A Common Stock) unless they actually receive shares of Class A Common Stock in exchange for the Securities.

     The Company files reports, proxy statements and other information with the SEC, as described below under "Where You Can Find More Information on the Company." Please refer to the attached Company Prospectus, which describes the Company and the Class A Common Stock. The Company is not affiliated with the Trust and will not receive any of the proceeds from the sales of the Securities. The Company Prospectus relates to an aggregate of 3,000,000 shares of Class A Common Stock (and an additional aggregate 450,000 shares if the Underwriters exercise their over-allotment option).

THE CONTRACT

     The Trust will enter into a Contract with the Seller obligating the Seller to deliver to the Trust on the Exchange Date a number of shares of Class A Common Stock equal to the product of the Exchange Rate (as defined below) times the initial number of shares of Class A Common Stock covered by the Contract. The aggregate initial number of shares of Class A Common Stock under the Contract will equal the aggregate number of Securities offered by this prospectus (and will be increased if the Underwriters exercise their over-allotment option).

     The aggregate purchase price that the Trust will pay under the Contract will be $167,108,965.95 (excluding the purchase price payable with respect to the Contract relating to the portion of the Securities to be sold under the Underwriters' over-allotment option). The Trust will pay this purchase price on the closing date of this offering (and, with respect to the portion of the Contract relating to the Securities to be sold under the Underwriters' over-allotment option, on the closing date for the exercise of that option). This purchase price was arrived at by arm's-length negotiation between the Trust and the Seller, taking into consideration factors including the price, the expected dividend level and volatility of the Class A Common Stock, current interest rates, the term of the Contract, current market volatility generally, the collateral pledged by the Seller, the value of other similar instruments and the costs and anticipated proceeds of the offering of the Securities.

     The Contract provides that if the Seller delivers Securities to the Trust on or before the Exchange Date, the Seller's obligation to deliver Class A Common Stock (or cash) will be proportionately reduced. The delivery of Securities in partial or complete satisfaction of the Seller's obligations will not, however, affect the amount of Class A Common Stock or cash that will be received by the holder of each Security that remains outstanding on the Exchange Date.

     All matters relating to the administration of the Contract will be the responsibility of either the Administrator or the Custodian.

     THE EXCHANGE RATE. The "Exchange Rate" will be calculated by a formula based on the "Average Market Price" of the Class A Common Stock on the Exchange
Date:

     - If the Average Market Price is less than $82.80 (the "Appreciation Threshold Price") but equal to or greater than $69.00 (the "Initial Price"), the Exchange Rate will be the number of shares of Class A Common Stock having a value (determined at the Average Market Price) equal to the Initial Price.

     - If the Average Market Price is equal to or greater than the Appreciation Threshold Price, the Exchange Rate will be 0.8333 shares of Class A Common Stock.

     - If the Average Market Price is less than the Initial Price, the Exchange Rate will be one share of Class A Common Stock.

This formula will be adjusted if the Company takes certain steps that combine, split or dilute the value of the Class A Common Stock. See "-- The
Contract -- Dilution Adjustments". The Exchange Rate will be rounded upward or downward to the nearest 1/10,000 (or if there is not a nearest 1/10,000, to the next lower 1/10,000). If this formula would require the Trust to deliver a fraction of a share of Class A Common Stock to any holder, the Trust will instead deliver cash equal to the value of that fraction of a share.

     The "Average Market Price" per share of Class A Common Stock on any date means the average Closing Price of a share of Class A Common Stock on the 20 Trading Days immediately before but not including that date. The Average Market Price will be calculated in a different manner if the Seller carries out a Rollover Offering (as defined below), as described under "-- Cash Settlement; Rollover Offerings".

     The "Closing Price" of the Class A Common Stock (or any other common equity security) on any date means the closing sale price (or, if no closing sale price is reported, the last reported sale price) of that security as reported on the NYSE Consolidated Tape on that date or, if the security is not listed for trading on the NYSE on that date, as reported in the composite transactions for the principal United States national or regional securities exchange on which the security is so listed, or if the security is not listed on a United States national or regional securities exchange on that date, as reported by the Nasdaq National Market or, if the security is not reported by that market on that date, the last quoted bid price for the security in the over-the-counter market as reported by the National Quotation Bureau or any similar organization, or if such a bid quotation is not available, as determined in good faith by the Trustees. However, if any event that results in an adjustment to the number of shares of Class A Common Stock deliverable under the Contract, as described under "-- The Contract -- Dilution Adjustments", occurs before the Exchange Date, the Closing Price as determined pursuant to the foregoing will be appropriately adjusted in the manner described under "-- The Contract -- Dilution Adjustments," to reflect the occurrence of that event.

     A "Trading Day" for any common equity security means a day on which the security (A) is not suspended from trading on any United States national or regional securities exchange or association or over-the-counter market at the close of business and (B) has traded at least once on the United States national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of that security.

     For illustrative purposes only, the following chart shows the number of shares of Class A Common Stock that a holder would receive for each Security at various Average Market Prices. The chart assumes that there would be no adjustments to the number of shares of Class A Common Stock deliverable under the Contract by reason of the occurrence of any of the events described under "-- The Contract -- Dilution Adjustments". There can be no assurance that the Average Market Price on the Exchange Date will be within the range set forth below. Given the Initial Price of $69.00 per Security and the Appreciation Threshold Price of $82.80, a holder would receive in connection with the exchange of Securities on the Exchange Date the following number of shares of Class A Common Stock:

                            NUMBER OF SHARES
 AVERAGE MARKET PRICE    OF CLASS A COMMON STOCK
OF CLASS A COMMON STOCK       PER SECURITY
-----------------------  -----------------------
         90.00               0.8333
         82.80               0.8333
         75.00               0.9200
         69.00               1.0000
         65.00               1.0000
         60.00               1.0000

     EXTENSION AND ACCELERATION OF THE EXCHANGE DATE AT THE OPTION OF THE SELLER. The Seller has the right to extend the Exchange Date under the Contract to February 15, 2004. The Trust will notify the holders of the Securities if the Seller elects to extend the Exchange Date not less than 30 days nor more than 60 days prior to the Exchange Date. If the Seller extends the Exchange Date, the Seller will not be required to deliver the shares of Class A Common Stock or cash until February 15, 2004. However, once the Seller extends the Exchange Date, the Seller can then accelerate the delivery of shares or cash to any date between November 15, 2003 and February 15, 2004 in connection with a Rollover Offering. If the Seller extends or accelerates the Exchange Date, the holders of the Securities will not receive the shares or cash in exchange for the Securities until the extended or accelerated Exchange Date, and the number of shares and amount of cash included in that delivery would be calculated as of the extended or accelerated Exchange Date. However, the holders of the Securities would receive an additional, partial cash distribution on the Securities on the extended or accelerated Exchange Date.

     If the final Exchange Date falls between November 15, 2003 and February 15, 2004, the amount of the additional, partial distribution that would be paid on the Securities would be pro-rated to reflect the number of days by which the Exchange Date is extended beyond November 15, 2003. For example, if the Exchange Date is extended to February 15, 2004 and then accelerated to January 15, 2004 (i.e., two-thirds of the time between November 15, 2003 and February 15, 2004), the additional distribution would be equal to two-thirds of the regular quarterly distribution.

     CASH SETTLEMENT; ROLLOVER OFFERINGS. The Seller may elect to deliver cash, instead of shares of Class A Common Stock, on the Exchange Date (whether or not extended or accelerated). If the Seller chooses to deliver cash instead of shares of Class A Common Stock, the amount of that cash will be equal to the value, based on the Average Market Price at the Exchange Date, of the number of shares that the Seller would otherwise be required to deliver on the Exchange Date.

     The Seller may choose to deliver cash, instead of shares of Class A Common Stock, in connection with a "Rollover Offering". A "Rollover Offering" is a reoffering or refinancing of all or substantially all of the Securities effected not earlier than November 15, 2003, by means of a completed public offering or offerings, or another similar offering (which may include one or more exchange offers), by or on behalf of the Seller of securities exchangeable into, or the value of which in whole or in significant part is determined by reference to, the Class A Common Stock. If the Seller chooses to carry out a Rollover Offering, the "Average Market Price" will be the Closing Price per share of Class A Common Stock on the Trading Day immediately before the date that the Rollover Offering is priced (the "Pricing Date") or, if the Rollover Offering is priced after 4:00 p.m., New York City time, on the Pricing Date, the Closing Price per share on the Pricing Date.

     If the Seller carries out a Rollover Offering that is consummated on or before the Exchange Date, the cash payable by the Seller will be delivered to the Trust within five Trading Days of the Exchange Date (which may be extended and accelerated as described above), instead of on the Exchange Date itself. Accordingly, the holders of the Securities may not receive the cash deliverable in exchange for the Securities until the fifth Trading Day after the Exchange Date.

     The Trust will notify the holders of the Securities (i) if the Seller elects to settle with cash, and whether it elects to do so in connection with a Rollover Offering, not less than 30 days nor more than 90 days prior to the Exchange Date, and (ii) if the Seller accelerates the Exchange Date in connection with a Rollover Offering, not later than the Exchange Date as in effect when the election is made.

     DILUTION ADJUSTMENTS.  The Exchange Rate will be adjusted if the Company
(1) pays a stock dividend or makes a distribution with respect to the Class A Common Stock in shares of that stock, (2) subdivides or splits its outstanding shares of Class A Common Stock, (3) combines its outstanding shares of Class A Common Stock into a smaller number of shares, or (4) issues by reclassification of its shares of Class A Common Stock any shares of other common stock of the Company. In any such event, the Exchange Rate will be adjusted as follows: for each share of Class A Common Stock that would have been deliverable under a Security upon exchange before the adjustment, the holder of that Security will receive the number of shares of Class A Common Stock (or, in the case of a reclassification referred to in clause (4) above, the number of shares of other common stock of the Company issued pursuant to that reclassification), or the fraction of such shares, that a stockholder who held one share of Class A Common Stock immediately before that event would be entitled solely by reason of that event to hold immediately after that event.

     In addition, if the Company issues rights or warrants to all holders of Class A Common Stock entitling them to purchase shares of Class A Common Stock at a price per share less than the Then-Current Market Price (as defined below) of the Class A Common Stock (other than rights to purchase Class A Common Stock pursuant to a plan for the reinvestment of dividends or interest), then the Exchange Rate will be adjusted pursuant to the following formula:

            OS + AS
A  =  ER  x -------
            OS + PS

     where

     A = the adjusted Exchange Rate;

     ER= the Exchange Rate before the adjustment;

     OS= the number of shares of Class A Common Stock outstanding immediately before the time (determined as described below) the adjustment is effected by reason of the issuance of those rights or warrants;

     AS= the number of additional shares of Class A Common Stock offered for purchase pursuant to those rights or warrants; and

     PS= the number of additional shares of Class A Common Stock that the aggregate offering price of the total number of shares of Class A Common Stock so offered for purchase would purchase at the Then-Current Market Price.

     To the extent that, after expiration of those rights or warrants, any of the shares of Class A Common Stock offered by such rights or warrants are not actually delivered, the Exchange Rate will be further adjusted to equal the Exchange Rate that would have been in effect if the foregoing adjustment had been made upon the basis of delivery of only the number of shares of Class A Common Stock actually delivered.

     The "Then-Current Market Price" of the Class A Common Stock, for the purpose of making any dilution adjustment, means the average Closing Price per share of Class A Common Stock for the five Trading Days immediately before the time that adjustment is effected (or, in the case of an adjustment effected at the opening of business on the business day after a record date, as described below, immediately before the earlier of the time the adjustment is effected and the related "ex-date" on which the shares of Class A Common Stock first trade regular way on their principal market without the right to receive the relevant dividend, distribution or issuance).

     In addition, if the Company pays a dividend or makes a distribution to all holders of Class A Common Stock in either case consisting of evidences of its indebtedness or other non-cash assets (excluding any stock dividends or distributions in shares of Class A Common Stock described above and any Spin-Off Distributions (as defined below)) or issues to all holders of Class A Common Stock rights or warrants to subscribe for or purchase any of its securities (other than rights or warrants referred to in the second paragraph of this subsection), then the Exchange Rate will be adjusted pursuant to the following formula:

               T
A  =  ER  x  -----
             T - V

     where

     A = the adjusted Exchange Rate;

     ER= the Exchange Rate before the adjustment;

     T = the Then-Current Market Price per share of Class A Common Stock; and

     V = the fair market value (as determined by a nationally recognized independent investment banking firm retained for this purpose by the Administrator) as of the time the adjustment is effected of the portion of those evidences of indebtedness, non-cash assets or rights or warrants applicable to one share of Class A Common Stock.

     In addition, if the Company distributes cash, other than any Permitted Dividend (as defined below), any cash distributed in consideration of fractional shares of Class A Common Stock and any cash distributed in a Reorganization Event (as defined below), by dividend or otherwise, to announces a share repurchase, and the Company reduces the repurchase price or repurchases fewer shares than announced, then upon completion of that share repurchase, the Exchange Rate will be further adjusted to equal the Exchange Rate that would have been in effect if the adjustment for that repurchase had been based on the actual price and amount repurchased. All dilution adjustments will be rounded upward or downward to the nearest 1/10,000 (or if there is not a nearest 1/10,000, to the next lower 1/10,000). No adjustment in the Exchange Rate will be required unless that adjustment would require an increase or decrease of at least one percent in the Exchange Rate. However, any adjustments that are not required to be made because of this limit will be carried forward and taken into account in any subsequent adjustment.

     REORGANIZATION EVENTS. If a Reorganization Event occurs, the Seller will be required to deliver on the Exchange Date, in lieu of each share of Class A Common Stock subject to the Contract, cash in an amount equal to:

     - If the Transaction Value (as defined below) is less than the Appreciation Threshold Price but equal to or greater than the Initial Price, the Initial Price.

     - If the Transaction Value is greater than or equal to the Appreciation Threshold Price,
      0.8333 multiplied by the Transaction Value.

     - If the Transaction Value is less than the Initial Price, the Transaction Value.

This amount of cash is referred to as the "Basic Reorganization Event Amount".

     If the consideration received by the holders of Class A Common Stock in the Reorganization Event (the "Merger Consideration") includes Marketable Securities, the Seller may choose to deliver those Marketable Securities on the Exchange Date in lieu of delivering the cash value of those Marketable Securities as described above. If the Seller chooses to deliver Marketable Securities on the Exchange Date, the holders of the Securities will be responsible for paying all brokerage and other transaction costs when they resell those securities.

     Notwithstanding the foregoing, if at least 30% of the Merger Consideration consists of cash or cash equivalents (a "Cash Merger"), then delivery of the Merger Consideration, other than any consideration consisting of Marketable Securities, will be accelerated as follows. The Seller will be required:

     - within five business days after the Seller receives the Merger Consideration, to deliver to the Trust the portion of the Merger Consideration, other than Marketable Securities, calculated as described below (the "Accelerated Portion") (and the Trust will promptly distribute this property to the holders of the Securities); and

     - on the Exchange Date, to deliver to the Trust the number of Marketable Securities calculated as described below.

     Instead of delivering any non-cash consideration after a merger, the Seller may choose to deliver cash equal to the Value of those assets. Similarly, instead of delivering Marketable Securities on the Exchange Date, the Seller may choose to deliver cash equal to the value, based on the Average Market Price at the Exchange Date, of the number of Marketable Securities that the Seller would otherwise be required to deliver on the Exchange Date.

     The Accelerated Portion per Security will be the portion of the Merger Consideration, other than Marketable Securities, that has a Value (as defined below) equal to the amount determined pursuant to the following formula:

       BREA x OC
       ---------
          TV
AP  =

     where:

     AP   = the Value of the Accelerated Portion;

     BREA = the Basic Reorganization Event Amount;

     OC   = the Value of the portion of the Merger Consideration received in exchange for a single share of Class A Common Stock that consists of assets other than Marketable Securities; and

     TV   = the Transaction Value.

     The number of Marketable Securities that the Trust will be required to deliver on the Exchange Date in exchange for each Security will be determined by applying the Exchange Rate, adjusted as described below, to the Average Market Price of the Marketable Securities on the Exchange Date. To calculate the Exchange Rate, the Initial Price will be adjusted pursuant to the following formula:

             MS
             ---
             TV
A  =  IP  x

     where

     A  = the adjusted Exchange Rate;

     IP = the Initial Price before the adjustment;

     MS = the Value of a share of the Marketable Securities; and

     TV = the Transaction Value.

     Similarly, the Appreciation Threshold Price will be adjusted pursuant to the following formula:

             MS
A  =  ATP  x ---
             TV

     where

     A  = the adjusted Exchange Rate;

     ATP= the Appreciation Threshold Price before the adjustment;

     MS = the Value of a share of the Marketable Securities; and

     TV = the Transaction Value.

     The Exchange Rate will be adjusted pursuant to the following formula:

            SC
A  =  ER  x ---
            MS

     where

     A = the adjusted Exchange Rate;

     ER= the Exchange Rate (computed on the basis of the adjusted Initial Price and Appreciation Threshold Price and the Average Market Price of the Marketable Securities);

     SC= the aggregate Value of the Marketable Securities included in the Merger
         Consideration received in exchange for a single share of Class A Common Stock; and

     MS= the Value of a share of the Marketable Securities.

     For purposes of the foregoing formulas, "Value" means (1) in respect of cash, the amount of such cash; (2) in respect of any property other than cash or Marketable Securities, an amount equal to the market value on the date the Reorganization Event is consummated (as determined by a nationally recognized independent investment banking firm retained for this purpose by the Administrator); and (3) in respect of any share of Marketable Securities, an amount equal to the average Closing Price per share of those Marketable Securities for the 20 Trading Days immediately before the date the Reorganization Event is consummated.

     A "Reorganization Event" is (1) any consolidation or merger of the Company, or any surviving entity or subsequent surviving entity of the Company (a "Company Successor"), with or into another entity (other than a merger or consolidation in which the Company is the continuing corporation and in which the Class A Common Stock outstanding immediately before the merger or consolidation is not exchanged for cash, securities or other property of the Company or another corporation), (2) any sale, transfer, lease or conveyance to another corporation of the property of the Company or any Company Successor as an entirety or substantially as an entirety, (3) any statutory exchange of securities of the Company or any Company Successor with another corporation (other than in connection with a merger or acquisition referred to in clause
(1)) or (4) any liquidation, dissolution or winding up of the Company or any Company Successor.

     "Transaction Value" means the sum of (1) for any cash received in the Reorganization Event, the amount of such cash received per share of Class A Common Stock, (2) for any property other than cash or Marketable Securities received in the Reorganization Event, an amount equal to the market value on the date the Reorganization Event is consummated of the property received per share of Class A Common Stock (as determined by a nationally recognized independent investment banking firm retained for this purpose by the Administrator) and (3) for any Marketable Securities received in the Reorganization Event, an amount equal to the average Closing Price per share of those Marketable Securities for the 20 Trading Days immediately before the Exchange Date (or, in the case of a Cash Merger, for the 20 Trading Days immediately before the date the Reorganization Event is consummated) multiplied by the number of those Marketable Securities received for each share of Class A Common Stock.

     The number of shares of Marketable Securities included in the calculation of Transaction Value for purposes of the preceding clause (3) will be adjusted if a dilution event of the type described under "-- Dilution Adjustments" occurs with respect to the issuer of the Marketable Securities between the time of the Reorganization Event and the Exchange Date.

     "Marketable Securities" means any common equity securities (whether voting or non-voting) listed on a U.S. national or regional securities exchange or reported by the Nasdaq National Market.

     No dilution adjustments will be made for events, other than those described above, such as offerings of Class A Common Stock (other than through the issuance of rights or warrants described above) for cash or in connection with acquisitions.

     SPIN-OFF DISTRIBUTIONS. If the Company makes a "Spin-Off Distribution" during the term of the Contract, then the Seller will be required to deliver on the Exchange Date, together with each share of Class A Common Stock delivered under the Contract, the number of Marketable Securities distributed in respect of a single share of Class A Common Stock in that Spin-Off Distribution. After the Company makes such a distribution, the "Closing Price" of Class A Common Stock, for purposes of calculating the Exchange Rate and for all other purposes under the Contract, will be determined as the sum of (A) the Closing Price per share of the Class A Common Stock and (B) the product of (x) the Closing Price per share of the spun-off Marketable Securities and (y) the number of shares of such Marketable Securities distributed per share of Class A Common Stock in the Spin-Off Distribution. The number of shares of Marketable Securities that the Seller is required to deliver, and the formula for determining the "Closing Price" in the preceding sentence, will be adjusted if any event that would, if it had occurred with respect to the Class A Common Stock or the Company, have required an adjustment pursuant to the provisions described under "-- Dilution Adjustments" occurs with respect to those Marketable Securities or their issuer between the time of the Spin-Off Distribution and the Exchange Date.

     A "Spin-Off Distribution" means a distribution by the Company to holders of Class A Common Stock of Marketable Securities issued by an issuer other than the Company.

     COLLATERAL ARRANGEMENTS; ACCELERATION UPON DEFAULT BY THE SELLER. The Seller's obligations under the Contract initially will be secured by a security interest in the maximum number of shares of Class A Common Stock deliverable under the Contract (adjusted in accordance with the dilution adjustment provisions of the Contract, described above), pursuant to the Collateral Agreement.

     If a Reorganization Event occurs, the Collateral Agreement will require the Seller to pledge as alternative collateral all Marketable Securities deliverable in such event in exchange for the maximum number of shares of Class A Common Stock deliverable under the Contract at the time of the Reorganization Event, plus cash in an amount equal to 100% of the Seller's Cash Delivery Obligations (as defined below). Instead of delivering cash, the Seller may choose to deliver U.S. Government obligations with an aggregate market value, when pledged and at daily mark-to-market valuations after that time, of not less than 105% of those Cash Delivery Obligations. The Collateral Agent will be required, under the Collateral Agreement, to invest any such cash in U.S. Treasury securities maturing on or before November 15, 2003. The Seller's "Cash Delivery Obligations" will be the Transaction Value of any Merger Consideration, other than Marketable Securities, in respect of the maximum number of shares covered by the Contract at the time of the Reorganization Event. The number of shares of Marketable Securities required to be pledged will be adjusted if any event requiring a dilution adjustment under the Contract occurs. If the Reorganization Event is a Cash Merger, the collateral in respect of the Seller's Cash Delivery Obligations will be released when the Seller delivers the Accelerated Portion.

     If the Company makes a Spin-Off Distribution, the Collateral Agreement will require the Seller to pledge as additional collateral all Marketable Securities deliverable in such distribution in respect of the maximum number of shares of Class A Common Stock deliverable under the Contract at the time of such Spin-Off Distribution. The number of these Marketable Securities required to be pledged will also be adjusted if any event requiring a dilution adjustment under the Contract occurs.

     Unless the Seller is in default in its obligations under the Collateral Agreement, the Seller will be permitted to substitute for the pledged shares of Class A Common Stock collateral consisting of short-term, direct obligations of the U.S. Government. The Seller may substitute short-term, direct U.S. Government obligations in substitution for the pledged shares of Marketable Securities at any time. Any U.S. Government obligations pledged as substitute collateral for the Class A Common Stock, or for Marketable Securities received in a Reorganization Event or Spin-Off Distribution, will be required to have an aggregate market value at the time of delivery and at daily mark-to-market valuations after that time of not less than 150% (or, from and after any Insufficiency Determination that is not cured by the close of business on the next business day, as described below, 200%) of the product of the market price of the Class A Common Stock or Marketable Securities at the time of each valuation times the number of shares of Class A Common Stock or Marketable Securities for which those obligations are being substituted.

     The Collateral Agent will promptly pay over to the Seller any dividends, interest, principal or other payments received by the Collateral Agent on any collateral pledged by the Seller, including any substitute collateral, unless the Seller is in default in its obligations under the Collateral Agreement, or unless the payment of that amount to the Seller would cause the collateral to become insufficient under the Collateral Agreement. The Seller will have the right to vote any pledged shares of Marketable Securities for so long as those shares are owned by it and pledged under the Collateral Agreement, unless an event of default occurs under the Contract or Collateral Agreement.

     If the Collateral Agent determines (an "Insufficiency Determination") that the collateral pledged by the Seller fails to meet the foregoing requirements at any valuation, and that failure is not cured by the close of business on the business day after that determination, then, unless a Collateral Event of Default (as defined below) under the Collateral Agreement has occurred and is continuing, the Collateral Agent will commence (1) sales of the collateral consisting of U.S. Government obligations and (2) purchases, using the proceeds of those sales, of shares of Class A Common Stock or Marketable Securities in an amount sufficient to cause the collateral to meet the requirements under the Collateral Agreement. The Collateral Agent will discontinue those sales and purchases if a Collateral Event of Default occurs under the Collateral Agreement.

     A "Collateral Event of Default" under the Collateral Agreement means, at any time, (A) if no U.S. Government obligations are pledged as substitute collateral at that time, failure of the collateral to include at least the maximum number of shares of Class A Common Stock covered by the Contract at that time (or, if a Reorganization Event or Spin-Off Distribution has occurred at or before that time, failure of the collateral to include the maximum number of shares of any Marketable Securities required to be pledged as described above);
(B) if any U.S. Government obligations are pledged as substitute collateral for shares of Class A Common Stock (or shares of Marketable Securities) at that time, failure of those U.S. Government obligations to have a market value at that time of at least 105% of the market price per share of Class A Common Stock (or Shares of Marketable Securities) times the difference between (x) the maximum number of shares of Class A Common Stock (or shares of Marketable Securities) deliverable under the Contract at that time and (y) the number of shares of Class A Common Stock (or shares of Marketable Securities) pledged as collateral at that time; and (C) at any time after a Reorganization Event in which consideration other than Marketable Securities was delivered, failure of any U.S. Government obligations pledged as collateral for Cash Delivery Obligations to have a market value at that time of at least 105% of those Cash Delivery Obligations, if that failure is not cured within one business day after notice of that failure is delivered to the Seller.

     If a Collateral Event of Default occurs under the Collateral Agreement, or the Seller suffers a bankruptcy or insolvency, the Seller's obligations under the Contract will automatically be accelerated. In that event, the Seller will become obligated to deliver the number of shares of Class A Common Stock (or, after a Reorganization Event or Spin-Off Distribution, the Marketable Securities or cash or a combination of Marketable Securities and cash deliverable instead of or in addition to those shares of Class A Common Stock) then deliverable under the Contract, or any U.S. Government obligations then pledged as collateral for the Seller's obligations.

     If the Contract is accelerated, (1) the Collateral Agent will distribute to the Trust, for distribution to the holders of the Securities, the shares of Class A Common Stock and Marketable Securities then pledged by the Seller and/or cash generated from the sale of U.S. Government obligations then pledged by the Seller and (2) the Custodian will sell the amount of stripped U.S. Treasury securities acquired by the Trust at the closing of this offering and then held by the Trust, and distribute the proceeds pro rata to the holders. If, by the Exchange Date, any substitute collateral has not been replaced by Class A Common Stock (or, after a Reorganization Event or Spin-Off Distribution, cash or Marketable Securities, as applicable) sufficient to meet the Seller's obligations under the Contract, the Collateral Agent will distribute to the Trust for distribution pro rata to the holders the market value of the Class A Common Stock and Marketable Securities required to be delivered under the Contract, in the form of any shares of Class A Common Stock or Marketable Securities then pledged by the Seller plus cash generated from the sale of U.S. Government obligations then pledged by the Seller (or, after a Reorganization Event, the market value of the alternative consideration required to be delivered under the Contract, in the form of any Marketable Securities then pledged, plus any cash then pledged, plus cash generated from the sale of U.S. Government obligations then pledged).

     CALCULATION OF MARKET PRICES. In calculating any market price, including any Average Market Price, Then-Current Market Price, Value or Transaction Value:

     - If no Closing Price for the Class A Common Stock is determined for one or more (but not all) of the Trading Days during the relevant period, those Trading Days will be disregarded in the calculation of the market price. No additional Trading Days will be added to the calculation period.

     - If no Closing Price for the Class A Common Stock is determined for any of the Trading Days during the relevant period, the market price will be the most recently available Closing Price for the Class A Common Stock before that period began.

     THE SELLER. The Seller is NYLIFE LLC. Please see "Selling Stockholder" in the Company Prospectus for information about the Seller.

THE U.S. TREASURY SECURITIES

     The Trust will purchase and hold a series of zero-coupon ("stripped") U.S. Treasury securities with face amounts and maturities corresponding to the distributions payable with respect to the Securities and the payment dates under the Securities. See "Description of Securities -- Distributions". Up to 30% of the Trust's total assets may be invested in these U.S. Treasury securities. If the Contract is accelerated, then those U.S. Treasury securities then held in the Trust will be sold by the Administrator and the proceeds of that sale will be distributed pro rata to the holders, together with the amounts distributed upon acceleration. See "-- Collateral Arrangements; Acceleration Upon Default By the Seller" and "The Trust -- Trust Termination".

     If the Seller extends the Exchange Date, it will be required to deliver additional U.S. Treasury securities to the Trust to pay the additional, partial distribution described above under "-- The Contract -- Extension and Acceleration of the Exchange Date at the Option of the Seller". If the Seller later accelerates the Exchange Date, the Seller will be required to repurchase those additional U.S. Treasury securities from the Trust on or before the Exchange Date, at a price equal to the total amount of unpaid distributions on the Securities through the Exchange Date.

TEMPORARY INVESTMENTS

     For cash management purposes, the Trust may invest the proceeds of the U.S. Treasury securities and any other cash held by the Trust in short-term obligations of the U.S. Government maturing no later than the business day before the next distribution date. Under the Paying Agent Agreement, the Paying Agent is responsible for investing, as instructed by the Trustees, all such cash that is not paid to cover Trust expenses in short-term U.S. Treasury securities maturing on or shortly before the next quarterly distribution date. Not more than 5% of the Trust's total assets will be invested in those short-term obligations or held in cash at any one time.

                           DESCRIPTION OF SECURITIES

     Each Security represents an equal proportional interest in the Trust, and a total of 3,000,000 Securities will be issued (assuming that the Underwriters do not exercise their over-allotment option). The Securities have no preemptive, redemption or conversion rights. The Securities are fully paid and nonassessable by the Trust. The only securities that the Trust is authorized to issue are the Securities offered hereby and those sold to the initial holder referred to below. See "Underwriting".

DISTRIBUTIONS

     AMOUNT AND TIMING. The Trust intends to distribute to holders on a quarterly basis an amount equal to $1.2075 per Security. This amount equals the pro rata portion of the fixed quarterly cash distributions from the proceeds of the maturing U.S. Treasury securities held by the Trust. Distributions will then be made on February 15, May 15, August 15 and November 15 of each year to holders of record as of the preceding business day. The first distribution will be made on February 15, 2001 to holders of record as of the preceding business day. Part of each distribution will be treated as a tax-free return of the holder's investment. See "-- Tax Treatment of Distributions" and "Certain Federal Income Tax Considerations -- Recognition of Original Issue Discount on the U.S. Treasury Securities".

     Upon termination of the Trust, as described under the caption "The
Trust -- Trust Termination", each holder will receive any remaining net assets of the Trust.

     Quarterly distributions on the Securities will consist solely of the cash received from the U.S. Treasury securities. The Trust will not be entitled to any dividends that may be declared on the Class A Common Stock. See "Risk Factors -- Shareholder Rights".

     The Trust does not permit the reinvestment of distributions.

     TAX TREATMENT OF DISTRIBUTIONS. The following table sets forth information regarding the distributions to be received on the stripped U.S. Treasury securities described under "Investment Objective and Policies" above (assuming that the Underwriters do not exercise their over-allotment option), the portion of each year's distributions that will constitute a return of capital for U.S. federal income tax purposes and the amount of original issue discount accruing (assuming a yield-to-maturity accrual election in respect of any short-term U.S. Treasury securities) on those U.S. Treasury securities with respect to a holder that acquires its Securities at the issue price from the Underwriters pursuant to the original offering. See "Certain Federal Income Tax Considerations -- Recognition of Original Issue Discount on the U.S. Treasury Securities".

                                                                      ANNUAL GROSS      ANNUAL INCLUSION OF
                                                 ANNUAL GROSS      DISTRIBUTIONS FROM     ORIGINAL ISSUE
                           ANNUAL RETURN OF   DISTRIBUTIONS FROM     U.S. TREASURY       DISCOUNT YEAR IN
                             CAPITAL PER        U.S. TREASURY        SECURITIES PER         INCOME PER
          YEAR                 SECURITY           SECURITIES            SECURITY             SECURITY
          ----             ----------------   ------------------   ------------------   -------------------
2000.....................              0             0.0000               0.0000               0.0000
2001.....................     14,814,000             4.9380               4.1648               0.7732
2002.....................     14,492,000             4.8307               4.4356               0.3951
2003.....................     14,492,000             4.8307               4.6966               0.1341

VOTING

     Holders are entitled to a full vote for each Security held on all matters to be voted on by holders and are not able to cumulate their votes in the election of Trustees. The Trustees have been selected initially by Goldman Sachs, as the Trust's sponsor and the initial holder of the Trust's Securities. The Trust intends to hold annual meetings as required by the rules of the Nasdaq National Market. The Trustees may call special meetings of holders for action by holder vote as may be required by either the Investment Company Act or the Trust Agreement. The holders have the right, upon the declaration in writing or vote of more than two-thirds of the outstanding Securities, to remove a Trustee. The Trustees will call a meeting of holders to vote on the removal of a Trustee upon the written request of the holders of record of 10% of the Securities or to vote on other matters upon the written request of the holders of record of 51% of the Securities (unless substantially the same matter was voted on during the previous 12 months). The Trustees will establish, and notify the holders in writing of, the record date for each such meeting. The record date must be not less than 10 nor more than 50 days before the meeting date. Holders at the close of business on the record date will be entitled to vote at the meeting. The Trust will also assist in communications with other holders as required by the Investment Company Act.

BOOK-ENTRY-ONLY ISSUANCE

     The Depository Trust Company ("DTC") will act as securities depository for the Securities. The information in this section concerning DTC and DTC's book-entry system is based upon information obtained from DTC. The Securities will be issued only as fully-registered securities registered in the name of Cede & Co. (as nominee for DTC). One or more fully-registered global Security certificates will be issued, representing in the aggregate the total number of Securities, and will be deposited with DTC or ChaseMellon Shareholder Services, L.L.C., as DTC's custodian.

     DTC is a limited-purpose trust company organized under the New York Banking Law, a "banking organization" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code and a "clearing agency" registered pursuant to the provisions of Section 17A of the Exchange Act. DTC holds securities that its participants ("Participants") deposit with DTC. DTC also facilitates the settlement among Participants of securities transactions, such as transfers and pledges, in deposited securities through electronic computerized book-entry changes in Participants' accounts, eliminating the need for physical movement of securities certificates. Direct Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations ("Direct Participants"). Access to the DTC system is also available to others such as securities brokers and dealers, banks and trust companies that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly ("Indirect Participants").

     Purchases of Securities within the DTC system must be made by or through a Direct Participant, which will receive a credit for the Securities on DTC's records. The ownership interest of each actual purchaser of a Security ("Beneficial Owner") is in turn to be recorded on the Direct or Indirect Participants' records. Beneficial Owners will not receive written confirmation from DTC of their purchases, but Beneficial Owners are expected to receive written confirmations providing details of the transactions, as well as periodic statements of their holdings, from the Direct or Indirect Participants through which the Beneficial Owners purchased Securities. Transfers of ownership interests in Securities are to be accomplished by entries made on the books of Participants acting on behalf of Beneficial Owners. Beneficial Owners will not receive certificates representing their ownership interests in Securities, except upon a resignation of DTC.

     DTC has no knowledge of the actual Beneficial Owners of the Securities; DTC's records reflect only the identity of the Direct Participants to whose accounts those Securities are credited, which may or may not be the Beneficial Owners. The Participants will remain responsible for keeping account of their holdings on behalf of their customers.

     Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

     Payments on the Securities will be made to DTC. DTC's practice is to credit Direct Participants' accounts on the relevant payment date in accordance with their respective holdings shown on DTC's records unless DTC has reason to believe that it will not receive payments on that payment date. Payments by Participants to Beneficial Owners will be governed by standing instructions and customary practices and will be the responsibility of that Participant and not of DTC or the Trust, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of dividends to DTC is the responsibility of the Trust, disbursement of those payments to Direct Participants is the responsibility of DTC, and disbursement of those payments to the Beneficial Owners is the responsibility of Direct and Indirect Participants.

     Except as provided herein, a Beneficial Owner of an interest in a global Security will not be entitled to receive physical delivery of Securities. Accordingly, each Beneficial Owner must rely on the procedures of DTC to exercise any rights under the Securities.

     DTC may discontinue providing its services as securities depository with respect to the Securities at any time by giving reasonable notice to the Trust. Under those circumstances, if a successor securities depository is not obtained, certificates representing the Securities will be printed and delivered in accordance with DTC's instructions.

                                  RISK FACTORS

INTERNAL MANAGEMENT; NO PORTFOLIO MANAGEMENT AND NO CHANGE IN ASSETS

     The Trust will not be managed like a typical closed-end investment company. The Trust will be internally managed by its Trustees and will not have any separate investment adviser.

     The Trust will not dispose of the Contract even if the price of the Class A Common Stock falls significantly or the financial condition of the Company suffers (or if, after a Reorganization Event or Spin-Off Distribution, comparable developments occur affecting any Marketable Securities or the issuer of those Marketable Securities).

     Similarly, the Trust will not dispose of the U.S. Treasury securities held by the Trust before they mature or the Trust terminates, whichever comes first, even if their value falls significantly.

LIMITED OPPORTUNITY FOR INCREASE IN VALUE; RISK OF DECREASE IN VALUE OF CLASS A COMMON STOCK

     Because the Contract allows the Seller to deliver less than a full share of Class A Common Stock for each outstanding Security if the Average Market Price is higher than the Initial Price, the Securities have more limited appreciation potential than the Class A Common Stock. If the price of Class A Common Stock rises, a holder of a Security will not receive all of this increase in value. Holders will not receive any of this increase if the average market price of the Class A Common Stock at the Exchange Date is below $82.80. Holders will receive only 83.33% of any increase in the value of the Class A Common Stock over $82.80. On the other hand, holders of Securities will bear all of any decrease in the value of the Class A Common Stock. The value of the Class A Common Stock to be received by holders on the Exchange Date (and any cash received in lieu of those shares) may be less than the amount paid for the Securities. Furthermore, the Securities may trade below the value of the Class A Common Stock if the Class A Common Stock appreciates in value.

FIXED RATE OF DISTRIBUTIONS

     The distributions on the Securities will be at a fixed rate for the entire term of the Trust. To the extent dividends are paid on the Class A Common Stock distributions on the Securities may be lower than the dividends paid on the Class A Common Stock.

DILUTION ADJUSTMENTS

     The number of shares of Class A Common Stock that holders are entitled to receive at the termination of the Trust will be adjusted for some events, like stock splits and combinations, stock dividends and certain other actions of the Company that modify its capital structure. See "Investment Objective and Policies -- The Contract -- Dilution Adjustments". The number of shares to be received by holders may not be adjusted for other events, such as offerings of Class A Common Stock for cash or in connection with acquisitions, that may adversely affect the price of the Class A Common Stock. These other events may adversely affect the trading price of the Securities. There can be no assurance that the Company will not take any of the foregoing actions, or that it will not make offerings of Class A Common Stock, or that major stockholders will not sell any Class A Common Stock, in the future, or as to the amount of any such offerings or sales.

NON-DIVERSIFIED STATUS

     The Trust is considered non-diversified under the Investment, Company Act, which means that the Trust is not limited in the proportion of its assets that may be invested in the obligations of a single issuer. The only assets held by the Trust will be the U.S. Treasury securities and the

Contract, and potentially a small amount of other short-term investments. As a result, an investment in the Trust will be riskier than an investment in an investment company with diversified investments.

TRADING VALUE AFFECTED BY CLASS A COMMON STOCK PRICE AND OTHER FACTORS

     The Trust is a newly organized closed-end investment company with no previous operating history and the Securities are innovative securities. It is not possible to predict how the Securities will trade in the secondary market.

     The trading prices of the Securities in the secondary market will be directly affected by the trading prices of the Class A Common Stock in the secondary market. The trading prices of the Class A Common Stock may fluctuate, due to changes in the Company's financial condition, results of operations or prospects, or because of complex and interrelated political, economic, financial and other factors that can affect the capital markets generally, the stock exchanges or quotation systems on which the Class A Common Stock is traded and the market segment of which the Company is a part. The trading price of the Securities may also fluctuate due to, among other things, fluctuations in interest rates and other factors that are difficult to predict and beyond the Trust's control. The Trust believes, however, that because of the yield on the Securities and the formula for determining the number of shares of Class A Common Stock to be delivered on the Exchange Date, the Securities will tend to trade at a premium to the market value of the Class A Common Stock if the Class A Common Stock price falls and at a discount to the market value of the Class A Common Stock if the Class A Common Stock price rises. There can, however, be no assurance that the Securities will trade at a premium to the market value of the Class A Common Stock.

     Shares of closed-end investment companies frequently trade at a discount from net asset value. This characteristic of investments in a closed-end investment company is a risk separate and distinct from the risk that the Trust's net asset value will fall. The Trust cannot predict whether its shares will trade at, below or above net asset value. The risk of purchasing investments in a closed-end investment company that might trade at a discount may be greater for investors who wish to sell their investments soon after completion of an initial public offering because for those investors, realization of a gain or loss on their investments is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance.

LIMITED TRADING MARKET FOR SECURITIES

     The Underwriters currently intend, but are not obligated, to make a market in the Securities. There can be no assurance that a secondary market will develop or, if a secondary market does develop, that it will provide the holders with liquidity of investment or that it will continue for the life of the Securities. The Underwriters may stop making a market in the Securities at any time without notice. The Trust will apply to list the Securities on the Nasdaq National Market. If that application is accepted, there can be no assurance that the Securities will not later be delisted or that trading in the Securities on the Nasdaq National Market will not be suspended. If the Securities are delisted or suspended from trading, the Trust will apply for listing of the Securities on another national or regional securities exchange or for quotation on another trading market. If the Securities are not listed or traded on any securities exchange or trading market, or if trading of the Securities is suspended, pricing information for the Securities may be more difficult to obtain, and the price and liquidity of the Securities may be adversely affected.

SHAREHOLDER RIGHTS

     Holders of the Securities will not be entitled to any rights with respect to the Class A Common Stock unless and until they actually receive Class A Common Stock in exchange for the Securities. For example, holders of Securities will not be entitled to vote the shares of Class A Common Stock or receive dividends.

                   CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

     The following discussion of the principal United States federal income tax consequences of ownership of Securities represents the opinion of Sullivan & Cromwell, counsel to the Trust. It deals only with Securities held as capital assets by a holder who acquires its Securities at the issue price from an Underwriter pursuant to the original offering, and not with special classes of holders, such as dealers in securities or currencies, traders that elect to mark to market, banks, life insurance companies, persons who are not United States Holders (as defined below), persons that hold Securities that are part of a hedging transaction, straddle or conversion transaction, or persons whose functional currency is not the U.S. dollar. The summary is based on the Internal Revenue Code of 1986, as amended (the "Code"), its legislative history, existing and proposed regulations under the Code, published rulings and court decisions, all as currently in effect and all subject to change or different interpretation at any time, perhaps with retroactive effect. It should be noted that the Trust has not sought a ruling from the Internal Revenue Service with respect to the federal income tax consequences of ownership of Securities, and the Internal Revenue Service is not required to agree with the opinion of Sullivan & Cromwell.

     PROSPECTIVE PURCHASERS OF SECURITIES SHOULD CONSULT THEIR OWN TAX ADVISORS CONCERNING THE CONSEQUENCES, IN THEIR PARTICULAR CIRCUMSTANCES, UNDER THE CODE AND THE LAWS OF ANY STATE, LOCAL OR OTHER TAXING JURISDICTION, OF OWNERSHIP OF SECURITIES.

     A "United States Holder" is a beneficial owner of Securities who or that is
(1) a citizen or resident of the United States, (2) a domestic corporation or other entity treated as such for United States federal income tax purposes, (3) an estate the income of which is subject to United States federal income tax without regard to its source or (4) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust.

     Holders should be aware that there are alternative characterizations of the Trust's assets which could result in different federal income tax consequences. See "-- Alternative Characterizations" below. While Sullivan & Cromwell does not believe these alternative characterizations should apply for federal income tax purposes, there can be no assurance in this regard, and holders should consult their tax advisors concerning the risks associated with alternative characterizations. The following discussion assumes that no such alternative characterizations will apply.

     TAX STATUS OF THE TRUST. The Trust will be treated as a grantor trust for federal income tax purposes and, under the grantor trust rules of the Code, each holder will be considered the owner of its pro rata portions of the stripped U.S. Treasury securities and the Contract in the Trust. Income received by the Trust will be treated as income of the holders in the manner set forth below.

     RECOGNITION OF ORIGINAL ISSUE DISCOUNT ON THE U.S. TREASURY
SECURITIES. The U.S. Treasury securities in the Trust will consist of stripped U.S. Treasury securities. A holder will be required to treat its pro rata portion of each U.S. Treasury security initially acquired by the Trust as a bond that was originally issued on the date the Trust acquired such security. A holder will include original issue discount in income over the life of the U.S. Treasury securities in an amount equal to the holder's pro rata portion of the excess of the amounts payable on those U.S. Treasury securities over the amount paid for the U.S. Treasury securities by the Trust. The amount of that excess will constitute only part of the total amounts payable in respect of U.S. Treasury securities held by the Trust, however. Consequently, a substantial portion of each quarterly cash distribution to the holders will be treated as a tax-free return of the holders' investment in the U.S. Treasury securities and will not be considered current income for federal income tax purposes. See "Description of Securities -- Distributions -- Tax Treatment of Distributions".

     A holder (whether on the cash or accrual method of tax accounting) will be required to include original issue discount (other than original issue discount on short-term U.S. Treasury securities as defined below) in income for federal income tax purposes as it accrues on a constant yield basis. The Trust expects that more than 20% of the holders will be accrual basis taxpayers, in which case original issue discount on any short-term U.S. Treasury security (i.e., any U.S. Treasury security with a maturity of one year or less from the date it is purchased) held by the Trust also will be required to be included in income by the holders as it is accrued. Unless an accrual basis holder elects to accrue the original issue discount on a short-term U.S. Treasury security according to a constant yield method based on daily compounding, that original issue discount will be accrued on a straight-line basis.

     EXTENSION OF THE EXCHANGE DATE. Holders should not be required to include any amounts in income upon the Trust's receipt of additional U.S. Treasury securities as a result of an extension of the Exchange Date under the Contract and should not be required to include any original issue discount in respect of such U.S. Treasury securities. See "Investment Objective and Policies -- The Contract".

     Although there is no direct authority for the treatment of the cash distribution paid on the Securities on the extended Exchange Date, it is likely that such distribution should not be considered income to a holder upon receipt, but instead should be considered to reduce a holder's basis with respect to such holder's pro rata portion of the Contract held by the Trust, by analogy to the treatment of rebates or option premiums. If this treatment is respected, receipt of the cash distribution on the extended Exchange Date will increase the amount of gain (or decrease the amount of loss) recognized by a holder on a sale or other disposition of the Contract (including a disposition pursuant to cash settlement of the Contract) or on a subsequent sale or other disposition of the Class A Common Stock delivered pursuant to the Contract. Because there can be no assurance that the Internal Revenue Service will agree with this characterization of the cash distribution paid on the extended Exchange Date, holders are urged to consult their tax advisors concerning the tax consequences of receiving such payment.

     TAX BASIS OF THE U.S. TREASURY SECURITIES AND THE CONTRACT. A holder's initial tax basis in the Contract and the U.S. Treasury securities, respectively, will equal its pro rata portion of the amounts paid for them by the Trust. It is currently anticipated that 19.27% and 80.73% of the net proceeds of the offering will be used by the Trust to purchase the U.S. Treasury securities and as payments for the Contract, respectively. A holder's tax basis in the U.S. Treasury securities will be increased by the amounts of original issue discount included in income in respect of U.S. Treasury securities and decreased by each amount of cash received in respect of U.S. Treasury securities.

     TREATMENT OF THE CONTRACT. Each holder will be treated as having entered into a pro rata portion of the Contract and, at the Exchange Date, as having received a pro rata portion of the Class A Common Stock or cash, Marketable Securities or a combination of Class A Common Stock, Marketable Securities and cash delivered to the Trust.

     DISTRIBUTION OF THE CLASS A COMMON STOCK. The delivery of Class A Common Stock to the Trust pursuant to the Contract and the Trust's distribution of Class A Common Stock to the holders will not be taxable to the holders. Each holder's basis in its Class A Common Stock will be equal to its basis in its pro rata portion of the Contract which is settled in Class A Common Stock less the portion of that basis allocable to any fractional shares of Class A Common Stock for which cash is received. A holder will recognize short-term capital gain or loss upon receipt by the Trust of cash in lieu of fractional shares of Class A Common Stock equal to the difference between the holder's allocable portion of the amount of cash received and the holder's basis in those fractional shares. The holding period for the Class A Common Stock will begin on the day after it is acquired by the Trust.

     DISTRIBUTION OF CASH. If the Trust receives cash upon settlement of the Contract, a holder will recognize capital gain or loss equal to the difference between the holder's allocable portion of the amount of cash received and the holder's basis in the Contract settled for cash. Any gain or loss will be capital gain or loss which is taxable to holders as described below under "-- Sale of Securities".

     SALE OF SECURITIES. A holder who sells Securities will be treated as having sold its pro rata portions of the U.S. Treasury securities and the Contract underlying the Securities. As a result, the holder will recognize capital gain or loss equal to the difference between the amount realized and the holder's aggregate tax bases in its pro rata portions of the U.S. Treasury securities and the Contract. Any gain or loss will be long-term capital gain or loss if the holder has held the Securities for more than one year. Long-term capital gain of an individual holder will be subject to a maximum tax rate of 20%.

     ALTERNATIVE CHARACTERIZATIONS. Sullivan & Cromwell believes the Contract should be treated for federal income tax purposes as a prepaid forward contract for the purchase of a variable number of shares of Class A Common Stock.

     The Internal Revenue Service could conceivably seek to treat the Contract differently. The Internal Revenue Service might, for example, seek to treat the cash paid to the Seller pursuant to the Contract as loans to the Seller in exchange for contingent debt obligations of the Seller. If the Internal Revenue Service were to prevail in making such an assertion, a holder might be required to include original issue discount in income over the life of the Securities at a market rate of interest for the Seller, taking account of all the relevant facts and circumstances. In addition, a holder would be required to include interest (rather than capital gain) in income on the Exchange Date in an amount equal to the excess, if any, of the value of the Class A Common Stock received on the Exchange Date (or the proceeds from cash settlement of the Contract) over the aggregate of the basis of the Contract and any interest on the Contract previously included in income (or might be entitled to an ordinary deduction to the extent of interest previously included in income and not ultimately received) and any gain or loss attributable to the sale of the Contract could be treated as ordinary income or loss. The Internal Revenue Service could also conceivably take the view that a holder should include in income the amount of cash actually received each year on the Securities.

     BACKUP WITHHOLDING AND INFORMATION REPORTING. The payments of principal and original issue discount on the U.S. Treasury securities, and the proceeds received from cash settlement of the Contract or the sale of Securities, may be subject to U.S. backup withholding tax at the rate of 31% if the holder of those Securities fails to supply an accurate taxpayer identification number or otherwise to comply with applicable U.S. information reporting or certification requirements. Any amounts so withheld will be allowed as a credit against that holder's U.S. federal income tax liability and may entitle that holder to a refund, provided that the required information is furnished to the Internal Revenue Service.

     After the end of each calendar year, the Trust will furnish to each record holder of Securities an annual statement containing information relating to the payments on the U.S. Treasury securities received by the Trust. The Trust will also furnish annual information returns to each record holder of the Securities and to the Internal Revenue Service.

                                  UNDERWRITING

     Subject to the terms and conditions of the Underwriting Agreement, the Trust has agreed to sell to each of the Underwriters named below, and each of such Underwriters has severally agreed to purchase from the Trust, the respective number of Securities set forth opposite its name below:

                                                                NUMBER OF
                        UNDERWRITER                             SECURITIES
                        -----------                             ----------
Goldman, Sachs & Co. .......................................     1,500,000
Credit Suisse First Boston Corporation......................     1,500,000
                                                                ----------
     Total..................................................     3,000,000
                                                                ==========

     Under the terms and conditions of the Underwriting Agreement, the Underwriters are committed to take all and pay for all of the Securities offered hereby if any are taken.

     Securities sold by the Underwriters to the public will initially be offered at the initial public offering price set forth on the cover of this prospectus. Any Securities sold by the Underwriters to securities dealers may be sold at a discount of up to $1.24 per Security from the initial public offering price. Any such securities dealers may resell any Securities purchased from the Underwriters to certain other brokers or dealers at a discount of up to $0.10 per Security from the initial public offering price. If all the Securities are not sold at the initial public offering price, the Underwriters may change the initial public offering price and the other selling terms. The sales load of $2.07 per Security is equal to 3.0% of the initial public offering price. Investors must pay for any Securities purchased in the initial public offering on or before November 7, 2000.

     In connection with the offering, the Underwriters may purchase and sell Securities in the open market. These transactions may include short sales, stabilizing transactions and purchases to cover positions created by short sales. Short sales involve the sale by the Underwriters of a greater number of securities than it is required to purchase in the offering. Stabilizing transactions consist of certain bids or purchases made for the purpose of preventing or retarding a decline in the market price of the Securities while the offering is in progress.

     These activities by the Underwriters may stabilize, maintain or otherwise affect the market price of the Securities. As a result, the price of the Securities may be higher than the price that otherwise might exist in the open market. If these activities are commenced, they may be discontinued by the Underwriters at any time. These transactions may be effected on the Nasdaq National Market, in the over-the-counter market or otherwise.

     In light of the fact that proceeds from the sale of the Securities will be used by the Trust to purchase the Contract from the Seller, the Underwriting Agreement provides that the Seller will pay to the Underwriters the Underwriters' Compensation of $2.07 per Security.

     The Trust has granted the Underwriters an option exercisable for 30 calendar days after the date of this prospectus to purchase up to an aggregate of 450,000 additional Securities solely to cover over-allotments, if any. If the Underwriters exercise their over-allotment option, they will receive the Underwriters' Compensation referred to above for each Security so purchased.

     Concurrent with this offering, the Seller is offering 6,000,000 shares of Class A Common Stock (or up to 6,900,000 shares if the Underwriters' over-allotment option in such offering is exercised in full).

     The Company and the Seller have generally agreed that, during the period beginning from the date of this prospectus and continuing to and including the date 90 days after the date of this prospectus, they will not offer, sell, contract to sell or otherwise dispose of any Class A Common Stock or other securities that are substantially similar to the Class A Common Stock, including but not limited to any securities that are convertible or exchangeable for, or that represent the right to receive, Class A Common Stock or any such substantially similar securities, or enter into any swap, option future, forward or other agreement that transfers, in whole or in part, the economic consequences of ownership of Class A Common Stock or such other substantially similar securities, without the prior written consent of Goldman Sachs and Credit Suisse First Boston and except as otherwise provided in the Underwriting Agreement.

     The Securities will be a new issue of securities with no established trading market. Application has been made to list the Securities on the Nasdaq National Market under the symbol "ESITZ". The Underwriters have advised the Company that they intend to make a market in the Securities, but they are not obligated to do so and may discontinue market making at any time without notice. No assurance can be given as to the liquidity of the trading market for the Securities.

     Goldman Sachs and Credit Suisse First Boston have informed the Trust that they do not expect sales to any accounts over which they exercise discretionary authority to exceed 5% of the total Securities offered by this prospectus.

     The Company and, if the Company fails to do so, the Seller have agreed to indemnify the Underwriters against certain liabilities, including certain liabilities under the Securities Act of 1933.

     Goldman Sachs has subscribed for one Security at a purchase price of $100.00. Goldman Sachs will surrender this Security upon the closing of the offering made by this prospectus. No Securities will be sold to the public until the Securities subscribed for have been purchased and the purchase price of the Securities paid in full to the Trust.

                                 LEGAL MATTERS

     The validity of the Securities will be passed upon for the Trust by Sullivan & Cromwell, New York, New York. Certain legal matters with respect to the offering of the Securities will be passed upon for the Underwriters by Cahill Gordon & Reindel, New York, New York.

                                    EXPERTS

     The financial statement included in this prospectus has been audited by PricewaterhouseCoopers LLP, independent accountants, as stated in their opinion appearing herein, and has been so included in reliance upon that opinion given upon the authority of that firm as experts in accounting and auditing.

                WHERE YOU CAN FIND MORE INFORMATION ON THE TRUST

     The Trust has filed with the Securities and Exchange Commission a Registration Statement under the Securities Act of 1933 with respect to the Securities. You can find more information concerning the Securities and the Trust in the Registration Statement of which this prospectus is a part. You may read and copy the Registration Statement at the SEC's office in Washington, D.C. Please call the SEC at l-800-SEC-0330 for more information on their copy charges. The Registration Statement is also available on the SEC's website (http://www.sec.gov). The Securities will be listed on the Nasdaq National Market and you may inspect information concerning the Trust and the Securities at the offices of the Nasdaq National Market, 1735 K Street, N.W., Washington, D.C. 20006.

               WHERE YOU CAN FIND MORE INFORMATION ON THE COMPANY

     The Company files reports, proxy statements and other information with the Securities and Exchange Commission. Its filings are available over the Internet at the SEC's web site (http://www.sec.gov). You may also read and copy any document the Company files with the SEC at the SEC's public reference rooms at:

     - 450 Fifth Street, N.W.
       Room 1024
       Washington, D.C. 20549;

     - Seven World Trade Center
       13th Floor
       New York, New York 10048; and

     - Citicorp Center
       500 West Madison Street
       Suite 1400
       Chicago, Illinois 60601.

     Please call the SEC at l-800-SEC-0330 for more information on the public reference rooms and their copy charges. You may also inspect the reports and other information the Company files with the SEC at the offices of the Nasdaq National Market, 1735 K Street, N.W., Washington, D.C. 20006.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Securityholders of Express Scripts Automatic Exchange Security Trust:

     In our opinion, the accompanying statement of assets and liabilities presents fairly, in all material respects, the financial position of Express Scripts Automatic Exchange Security Trust (the "Trust") as of October 26, 2000, in conformity with accounting principles generally accepted in the United States of America. This Statement of Assets and Liabilities is the responsibility of the Trust's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by the Trust's management and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
New York, New York
October 27, 2000

               EXPRESS SCRIPTS AUTOMATIC EXCHANGE SECURITY TRUST

                      STATEMENT OF ASSETS AND LIABILITIES

                                OCTOBER 26, 2000

                              ASSETS
Cash........................................................  $100
                                                              ----
Total assets................................................  $100
                                                              ====
                           LIABILITIES
 ............................................................  $  0
                                                              ----
NET ASSETS
Balance applicable to 1 Security outstanding................  $100
                                                              ----
Net asset value per Security................................  $100
                                                              ====

---------------
(1) Express Scripts Automatic Exchange Security Trust (the "Trust") was established on June 29, 1999 and has had no operations to date other than matters relating to its organization and registration as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. Costs incurred in connection with the Trust's organization will be paid by the Seller referred to below.

(2) The Trust proposes to sell Trust Issued Automatic Exchange Securities (the "Securities") to the public pursuant to a Registration Statement on Form N-2 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940.

    The Trust is a newly organized, finite-term trust established to purchase and hold a portfolio of stripped U.S. treasury securities and a forward purchase contract with a stockholder of Express Scripts, Inc. (the "Seller") relating to the Class A Common Stock of Express Scripts, Inc. The Trust will be internally managed and will not have an investment adviser. The Trust's administration, which will be overseen by the trustees, will be carried out by The Chase Manhattan Bank as administrator of the Trust. The Chase Manhattan Bank will also serve as the Trust's custodian, and its affiliate, ChaseMellon Shareholder Services, L.L.C., will serve as paying agent, registrar and transfer agent with respect to the Securities. Ongoing fees and anticipated expenses for the term of the Trust will be paid for by the Seller.

(3) The Trust issued one Security on June 29, 1999 to Goldman, Sachs & Co. in consideration for a purchase price of $100. Simultaneously with the offering, Goldman, Sachs & Co. will surrender the Security to the Trust.

                                    GLOSSARY

     "Administration Agreement" means the Administration Agreement, dated as of November 1, 2000, between the Trust and The Chase Manhattan Bank, as Administrator.

     "Administrator" means The Chase Manhattan Bank (or its successor) in its capacity as Administrator under the Administration Agreement.

     "Appreciation Threshold Price" means $82.80, subject to adjustment as described under "-- The Contract -- Dilution Adjustments".

     "Average Market Price" per share of Class A Common Stock or Marketable Securities on any date means the average Closing Price per share of Class A Common Stock or Marketable Securities for the Calculation Period consisting of the 20 Trading Days immediately prior to but not including such date; provided that if no Closing Price for the Class A Common Stock or Marketable Securities is determined for one or more (but not all) of such Trading Days, such Trading Days shall be disregarded in the calculation of the Average Market Price (but no additional Trading Days will be added to the Calculation Period). If no Closing Price for the Class A Common Stock or Marketable Securities may be determined for any of such Trading Days, the Average Market Price shall be the Closing Price for the Class A Common Stock or Marketable Securities for the most recent Trading Day prior to such 20 Trading Days for which a Closing Price for the Class A Common Stock or Marketable Securities may be determined pursuant to the definition of "Closing Price". Notwithstanding the foregoing, for purposes of determining the payment required upon cash settlement of the Contract in connection with a Rollover Offering, "Average Market Price" means the Closing Price per share of Class A Common Stock or Marketable Securities on the Trading Day immediately prior to the date that the Rollover Offering is priced (the "Pricing Date") or, if the Rollover Offering is priced after 4:00 p.m., New York City time, on the Pricing Date, the Closing Price per share on the Pricing Date.

     "Beneficial Owner" means an actual purchaser of a Security, which will not receive written confirmation from DTC of its purchases of Securities but which is expected to receive written confirmations providing details of the transactions, as well as periodic statements of its holdings, from the Direct or Indirect Participants through which the Beneficial Owner purchased Securities.

     "Calculation Period" means any period of Trading Days for which an average security price must be determined pursuant to the Contract.

     "Cash Delivery Obligations" means, at any time, (1) if no Reorganization Event has occurred, zero, and (2) from and after any Reorganization Event, the Transaction Value of any Consideration other than Marketable Securities included in the Merger Consideration in such Reorganization Event, multiplied by the maximum number of shares of Class A Common Stock covered by the Contract at the time of the Reorganization Event; provided that if the Reorganization Event is a Cash Merger, the Seller's Cash Delivery Obligation will be zero after the Seller delivers the Accelerated Portion as required under the Contract.

     "Class A Common Stock" means the Class A Common Stock, par value $0.01 per share, of the Company.

     "Closing Price" of any common equity security (including the Class A Common Stock or any Marketable Securities) on any date of determination means the closing sale price (or, if no closing sale price is reported, the last reported sale price) of such common equity security as reported on the NYSE Consolidated Tape on such date of determination or, if such common equity security is not listed for trading on the NYSE on such date, as reported in the composite transactions for the principal United States national or regional securities exchange on which such common equity security is so listed, or if such common equity security is not so listed on a United States national or regional securities exchange on such date, as reported by the Nasdaq National Market or, if such common equity security is not so reported on such date, the last quoted bid price for such common equity security in the over-the-counter market as reported by the National Quotation Bureau or any similar organization or, if there is no quoted bid price for such common equity security in the over-the-counter market, the fair market value of such common equity security shall be determined in good faith by the Trustees; provided that if any event that results in an adjustment to the number of shares of Class A Common Stock or Marketable Securities deliverable under the Contract, as described under "The Contract -- Dilution Adjustments", occurs during any Calculation Period, the Closing Price as determined pursuant to the foregoing for each Trading Day in the Calculation Period occurring prior to the date on which such adjustment is effected will be appropriately adjusted to reflect the occurrence of such event.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Collateral Agent" means The Chase Manhattan Bank (or its successor) in its capacity as Collateral Agent under the Collateral Agreement.

     "Collateral Agreement" means the Collateral Agreement, dated as of November 1, 2000, among the Seller, The Chase Manhattan Bank, as Collateral Agent, and the Trust, securing the Seller's obligations under the Contract.

     "Collateral Event of Default" under the Collateral Agreement means, at any time, (1) if no U.S. Government obligations are pledged as substitute collateral at such time, failure of the collateral to include at least the maximum number of shares of Class A Common Stock covered by the Contract at that time (or, if a Reorganization Event or Spin-Off Distribution has occurred at or before that time, failure of the collateral to include the maximum number of shares of any Marketable Securities required to be pledged as described under "Investment Objective and Policies -- The Contract -- Collateral Arrangements; Acceleration Upon Default By the Seller" above); (2) if any U.S. Government obligations are pledged as substitute collateral for shares of Class A Common Stock (or shares of Marketable Securities deliverable pursuant to the Contract) at that time, failure of those U.S. Government obligations to have a market value at that time of at least 105% of the market price per share of Class A Common Stock (or shares of Marketable Securities, as the case may be) times the difference between (x) the maximum number of shares of Class A Common Stock (or shares of Marketable Securities) covered by the Contract at that time and (y) the number of shares of Class A Common Stock (or shares of Marketable Securities) pledged as collateral at that time; and (3) at any time after a Reorganization Event in which consideration other than Marketable Securities has been delivered, failure of any U.S. Government obligations pledged as collateral for Cash Delivery Obligations to have a market value at that time of at least 105% of those Cash Delivery Obligations, if that failure is not cured within one business day after notice of that failure is delivered to the Seller.

     "Company" means Express Scripts, Inc., a Delaware corporation.

     "Company Prospectus" means the prospectus of the Company, dated November 1, 2000 (attached as Annex A hereto), which describes the Company and the Class A Common Stock.

     "Company Successor" means a surviving entity or subsequent surviving entity of the Company.

     "Contract" means the stock purchase contract between the Seller and the Trust relating to the Class A Common Stock.

     "Custodian" means The Chase Manhattan Bank (or its successor) in its capacity as Custodian under the Custodian Agreement.

     "Custodian Agreement" means the Custodian Agreement, dated as of November 1, 2000, between the Trust and The Chase Manhattan Bank, as Custodian.

     "Direct Participants" means Participants of DTC, including brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, that are direct Participants of DTC.

     "DTC" means The Depository Trust Company.

     "Excess Purchase Payment" means the excess, if any, of (1) the cash and the value (as determined by a nationally recognized independent investment banking firm retained for this purpose by the Administrator, whose determination shall be final) of all other consideration paid by the Company with respect to one share of Class A Common Stock acquired in a tender offer or exchange offer by the Company, over (2) the Then-Current Market Price per share of Class A Common Stock.

     "Exchange Date" means November 15, 2003, subject to extension and acceleration by the Seller under the Contract.

     "Exchange Rate" means the rate of exchange of Class A Common Stock for Securities on the Exchange Date, and will be determined as follows (adjusted in certain events).

          (1) If the Average Market Price is less than the Appreciation Threshold Price but equal to or greater than the Initial Price, the Exchange Rate will be a fraction (rounded upward or downward to the nearest 1/10,000th or, if there is not a nearest 1/10,000th, to the next lower 1/10,000th) equal to the Initial Price divided by the Average Market Price.

          (2) If the Average Market Price is equal to or greater than the Appreciation Threshold Price, the Exchange Rate will be 0.8333 shares of Class A Common Stock.

          (3) If the Average Market Price is less than the Initial Price, the Exchange Rate will be one share of Class A Common Stock.

     "holders" means the registered holders of the Securities.

     "Indirect Participants" means Participants of DTC, such as securities brokers and dealers, banks and trust companies, that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly.

     "Initial Price" means $69.00, subject to adjustment as described under "-- The Contract -- Dilution Adjustments".

     "Insufficiency Determination" means a determination by the Collateral Agent that the collateral pledged by the Seller fails to meet the requirements described under "Investment Objective and Policies -- The Contract -- Collateral Arrangements; Acceleration Upon Default By the Seller".

     "Investment Company Act" means the Investment Company Act of 1940, as amended.

     "majority of the Trust's outstanding Securities" means the lesser of (i) 67% of the Securities represented at a meeting at which more than 50% of the outstanding Securities are represented, and (ii) more than 50% of the outstanding Securities.

     "Managing Trustee" means the Trustee designated to serve as Managing
Trustee.

     "Marketable Securities" means any common equity securities (whether voting or non-voting) listed on a U.S. national or regional securities exchange or reported by the Nasdaq National Market.

     "NYSE" means the New York Stock Exchange, Inc.

     "Participants" means participants of DTC.

     "Paying Agent" means ChaseMellon Shareholder Services, L.L.C. (or its successor) in its capacity as transfer agent, registrar and paying agent under the Paying Agent Agreement.

     "Paying Agent Agreement" means the Paying Agent Agreement, dated as of November 1, 2000, between the Trust and ChaseMellon Shareholder Services, L.L.C., as transfer agent, registrar and paying agent.

     "Permitted Dividend" means any quarterly cash dividend in respect of the Class A Common Stock, other than a quarterly cash dividend that exceeds the immediately preceding quarterly cash dividend, and then only to the extent that the per share amount of such dividend results in an annualized dividend yield on the Class A Common Stock in excess of 12.5%.

     "Pricing Date" means the date that a Rollover Offering is priced.

     "Reorganization Event" means (1) any consolidation or merger of the Company, or any Company Successor, with or into another entity (other than a merger or consolidation in which the Company is the continuing corporation and in which the Class A Common Stock outstanding immediately prior to the merger or consolidation is not exchanged for cash, securities or other property of the Company or another corporation), (2) any sale, transfer, lease or conveyance to another corporation of the property of the Company or any Company Successor as an entirety or substantially as an entirety, (3) any statutory exchange of securities of the Company or any Company Successor with another corporation (other than in connection with a consolidation or merger referred to in clause
(1)) or (4) any liquidation, dissolution or winding up of the Company or any Company Successor.

     "Rollover Offering" means a reoffering or refinancing of all or substantially all of the Securities effected not earlier than November 15, 2003, by means of a completed public offering or offerings, or another similar offering (which may include one or more exchange offers), by or on behalf of the Seller of securities exchangeable into, or the value of which in whole or significant part, is determined by reference to, the Class A Common Stock.

     "SEC" means the Securities and Exchange Commission.

     "Securities" means the Trust's $4.83 Trust Issued Automatic Exchange Securities.

     "Seller" means NYLIFE LLC.

     "Spin-Off Distribution" means a distribution by the Company to holders of Class A Common Stock of Marketable Securities issued by an issuer other than the Company.

     "Then-Current Market Price" of the Class A Common Stock, for the purpose of applying any adjustment described in "Investment Objective and Policies -- The Contract -- Dilution Adjustments", means the average Closing Price per share of Class A Common Stock for the Calculation Period consisting of five Trading Days immediately prior to the time such adjustment is effected (or, in the case of an adjustment effected at the opening of business on the business day after a record date, immediately prior to the earlier of the time such adjustment is effected and the related ex-date); provided that if no Closing Price for the Class A Common Stock is determined for one or more (but not all) of such Trading Days, such Trading Days will be disregarded in the calculation of the Then-Current Market Price (but no additional Trading Days will be added to the Calculation Period). If no Closing Price for the Class A Common Stock may be determined for any of such Trading Days, the Then-Current Market Price shall be the Closing Price for the Class A Common Stock for the most recent Trading Day prior to five Trading Days for which a Closing Price for the Class A Common Stock may be determined pursuant to the definition of "Closing Price". The ex-date with respect to any dividend, distribution or issuance shall mean the first date on which the shares of Class A Common Stock trade regular way on their principal market without the right to receive such dividend, distribution or issuance.

     "Trading Day" in respect of any common equity security means a day on which such common equity security (1) is not suspended from trading on any United States national or regional securities exchange or association or over-the-counter market at the close of business and (2) has traded at least once on the United States national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of that security.

     "Transaction Value" means, with respect to any Reorganization Event, the sum of: (1) for any cash received in such Reorganization Event, the amount of such cash received per share of Class A Common Stock; (2) for any property other than cash or Marketable Securities received in such Reorganization Event, an amount equal to the market value on the date such Reorganization Event is consummated of such property received per share of Class A Common Stock (as determined by a nationally recognized independent investment banking firm retained for this purpose by the Administrator, whose determination shall be final); and (3) for any Marketable Securities received in such Reorganization Event, an amount equal to the average Closing Price per share of these Marketable Securities for the Calculation Period of 20 Trading Days immediately prior to the Exchange Date (or, in the case of a Cash Merger, for the 20 Trading Days immediately before the date the Reorganization Event is consummated), multiplied by the number of such Marketable Securities received for each share of Class A Common Stock; provided that if no Closing Price for such Marketable Securities may be determined for one or more (but not all) of such Trading Days, such Trading Days shall be disregarded in the calculation of such average Closing Price (but no additional Trading Days shall be added to the Calculation Period). If no Closing Price for the Marketable Securities may be determined for any of such Trading Days, the calculation in the preceding clause (3) will be based on the Closing Price for the Marketable Securities for the most recent Trading Day prior to such 20 Trading Days for which a Closing Price for the Marketable Securities may be determined pursuant to the definition of "Closing Price".

     "Trust" means the Express Scripts Automatic Exchange Security Trust.

     "Trust Agreement" means the trust agreement dated as of June 29, 1999 pursuant to which the Trust was formed, as amended and restated as of November 1, 2000.

     "Trustees" means the three trustees who will internally manage the Trust.

     "Underwriters" means Goldman, Sachs & Co. and Credit Suisse First Boston Corporation, the Underwriters of the Securities.

     "Underwriters' Compensation" means the compensation of $2.07 per Security payable to the Underwriters by the Seller pursuant to the Underwriting Agreement.

     "United States Holder" means a beneficial owner of Securities who or that is (1) a citizen or resident of the United States, (2) a domestic corporation or other entity treated as such for United States federal income tax purposes, (3) an estate the income of which is subject to United States federal income tax without regard to its source or (4) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust.

     "Value" means (1) in respect of cash, the amount of such cash; (2) in respect of any property other than cash or Marketable Securities, an amount equal to the market value on the date the Reorganization Event is consummated (as determined by a nationally recognized independent investment banking firm retained for this purpose by the Administrator); and (iii) in respect of any share of Marketable Securities, an amount equal to the average Closing Price per share of those Marketable Securities for the 20 Trading Days immediately before the date the Reorganization Event is consummated; provided that if no Closing Price for such Marketable Securities may be determined for one or more (but not all) of such Trading Days, such Trading Days shall be disregarded in the calculation of such average Closing Price (but no additional Trading Days shall be added to the Calculation Period). If no Closing Price for the Marketable Securities may be determined for any of such Trading Days, the calculation in the preceding clause (3) will be based on the Closing Price for the Marketable Securities for the most recent Trading Day prior to such 20 Trading Days for which a Closing Price for the Marketable Securities may be determined pursuant to the definition of "Closing Price".

                                                                         ANNEX A

                                3,000,000 Shares

                             [EXPRESS SCRIPTS LOGO]

                              Class A Common Stock

                            ------------------------

     This prospectus relates to up to 3,000,000 shares (or up to 3,450,000 shares if the underwriters' over-allotment option is exercised in full) of our Class A common stock beneficially owned by NYLIFE LLC that may be delivered by the Express Scripts Automatic Exchange Security Trust to holders of Trust Issued Automatic Exchange Securities of the Trust upon exchange of such securities on the exchange date as defined in the attached prospectus of the Trust. The Trust Securities are being sold by the Trust in an offering described in the attached Trust prospectus.

     We will not receive any of the proceeds from the sale of Trust Securities.

     Our Class A common stock votes as a single class on all matters except as otherwise required by law, with each share of Class A common stock entitling its holder to one vote.

     In addition to this offering, NYLIFE is selling 6,000,000 shares of Class A common stock. We will not receive any proceeds from the shares of Class A common stock sold by NYLIFE.

     Our Class A common stock is traded on The Nasdaq National Market under the symbol "ESRX." On November 1, 2000, the last reported sale price for our Class A common stock was $69.125 per share.

                            ------------------------

     NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY OTHER REGULATORY BODY HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            ------------------------

                               Joint Bookrunners

GOLDMAN, SACHS & CO.                                  CREDIT SUISSE FIRST BOSTON

                            ------------------------

                       Prospectus dated November 1, 2000.

                               PROSPECTUS SUMMARY

     This summary highlights information contained elsewhere in this prospectus and may not contain all of the information you should consider before investing in the shares of Class A common stock offered by this prospectus. You should read this entire prospectus carefully, including the risk factors and financial statements.

     You should also keep the following points in mind as you read this prospectus:

     - Unless the context otherwise indicates, references in this document to "we," "us" and "our" refer to Express Scripts, Inc. and its subsidiaries. References to "NYLIFE" refer to NYLIFE LLC.

     - Unless we tell you otherwise, the information in this prospectus assumes that the underwriters will not exercise their over-allotment option to purchase additional shares of our Class A common stock from NYLIFE.

     - Information regarding our relative size is based on estimates of our management in light of their experience in the industry.

     - Membership counts may not be comparable between us and our competitors, although we believe they provide a reasonable estimate of the population we serve.

                                  THE COMPANY

     We are the third largest pharmacy benefit management company in North America, commonly referred to as a PBM. PBMs coordinate the distribution of outpatient prescription pharmaceuticals through a combination of benefit management services, including retail drug card programs and mail pharmacy services. We provide these services for health care payors. We are independent from pharmaceutical manufacturer ownership, and believe our independence is important to our clients as it allows us to make unbiased formulary recommendations to our clients, balancing both clinical efficacy and cost.

     We have one of the largest managed care membership bases of any PBM. Before 1998, our internally generated growth was driven almost exclusively by the ability to expand our product offerings and increase our client and membership base. From 1992 through 1997, our net revenues and net income increased at compound annual growth rates of 58% and 49%, respectively. While our internal growth strategy remains a major focus, we have complemented our internal growth strategy with two substantial acquisitions. In April 1998, we acquired ValueRx, and in April 1999, we acquired Diversified Pharmaceutical Services, or DPS. These acquisitions added to the scale of our membership base, broadened our product offerings and enhanced our clinical capabilities and technologies.

     As of October 1, 2000 we served approximately 41.5 million members, excluding approximately 500,000 members served under our contract with United HealthCare which expired on May 31, 2000. We developed a migration plan to transition the United HealthCare members to their new provider throughout 2000. The migration plan is now substantially complete. Some of our largest clients include Aetna U.S. HealthCare, Oxford Health Plans, Blue Cross and Blue Shield of Massachusetts, the State of Georgia, Blue Shield of California and the State of New York Empire Plan Prescription Drug Program.

     Our PBM services are delivered primarily through networks of retail pharmacies that are under non-exclusive contract with us and through five mail pharmacy service centers, which we own and operate. More than 55,000 retail pharmacies, representing more than 99% of all U.S. retail pharmacies, participate in one or more of our networks. In 1999, we processed approximately
211.3 million network pharmacy claims and 10.6 million mail pharmacy prescriptions, with an estimated total drug spending of $8.7 billion, excluding United HealthCare network pharmacy claims of 62.6 million having an estimated total drug spending of $2.4 billion. For the nine months ended September 30, 2000, we processed approximately 175.4 million network pharmacy claims and approximately 11.1 million mail pharmacy prescriptions, with an estimated total drug spending of approximately $8.2 billion, excluding United HealthCare network pharmacy claims of 56.2 million having an estimated total drug spending of $2.6 billion.

                              RECENT DEVELOPMENTS

     Financial Results for the Nine Months Ended September 30, 2000. On October 16, 2000, we reported revenues for the nine months ended September 30, 2000 of $4.9 billion, a 63.3% increase over $3.0 billion for the same period of 1999. Gross profit increased 23.3% to $402.7 million for the nine months ended September 30, 2000 from $326.7 million for the comparable period of 1999. Selling, general and administrative expenses, excluding depreciation and amortization, were $201.6 million, a 22.8% increase over $164.1 million reported for the comparable period of 1999. We reported a net loss of $28.9 million, or $0.76 per basic share and $0.74 per diluted share, for the nine months ended September 30, 2000 compared to net income of $31.0 million, or $0.88 per basic share and $0.86 per diluted share for the nine months ended September 30, 1999. Included in the reported loss for the nine months ended September 30, 2000 were a $155.0 million ($97.0 million after tax) non-cash write-down of our PlanetRx.com, Inc. investment, a $1.5 million ($0.9 million after tax) gain on the restructuring of our interest rate swap agreements and a $0.9 million after tax extraordinary loss on the early retirement of debt. Included in net income for the nine months ended September 30, 1999 was a $9.4 million ($5.8 million after tax) non-recurring operating charge relating to the consolidation of our Minneapolis facilities and a $7.2 million after tax extraordinary loss on the early retirement of debt. Excluding these items for the nine months ended September 30, 2000 and 1999, net income would have been $68.1 million, or $1.78 per basic share and $1.75 per diluted share, and $43.9 million, or $1.24 per basic share and $1.21 per diluted share, respectively.

     Cash flow from operations for the nine months ended September 30, 2000 was $157.2 million. During the third quarter of 2000, we repaid the remaining $35 million on our revolving credit facility and prepaid $100 million on our Term A loans. The prepayments on the Term A loans eliminate the scheduled principal payments for fiscal years 2001, 2002 and a portion of the scheduled principal payment for fiscal year 2003.

     Expansion in Canada. The shareholders of Centre d'autorisation et de paiement des services de sante, a leading Quebec-based PBM commonly referred to as CAPSS, accepted the offer made by our Canadian subsidiary, ESI Canada, Inc., to acquire all of the outstanding shares of CAPSS, subject to regulatory approval and satisfaction of certain conditions, for approximately CDN$25 million (approximately US$16.5 million). The transaction, which is expected to close by year-end, will add approximately 1.5 million lives to ESI Canada's membership base. The transaction is not expected to be dilutive to earnings in 2001 and is expected to be slightly accretive in 2002.

                                    INDUSTRY

     Prescription drugs are the fastest growing component of health care costs in the United States. Since 1990, pharmaceutical sales have grown at a compound annual growth rate of approximately 12%, and the U.S. Health Care Financing Administration projects a compound annual growth rate of approximately 11% through 2008. This growth is principally driven by new drug introductions, increases in drug utilization rates and changes in drug strength, therapeutic mix and dosage. In response to these trends, health benefit providers have been seeking ways to better understand and control drug costs. PBMs help health benefit providers to provide a cost-effective drug benefit and better understand the impact of prescription drug utilization on total health care expenditures.

                                    STRATEGY

     Our strategy is to increase our membership base and grow profitability by focusing on generating sales to new clients and expanding the services we provide to existing clients, developing new products and services for sale to existing clients and pharmaceutical manufacturers, investing in information technologies to enhance our services and increase efficiencies, and selectively identifying and pursuing acquisitions to increase our membership base and enhance our product offerings.

     - Generation of Sales to New Clients and Growth from Existing Clients. Our primary growth strategy is to pursue sales to new clients and generate growth in the membership base of existing clients. Our compound annual growth rate in members, excluding our recent acquisitions, is 45% from our initial public offering through 1997, and including the acquisitions of ValueRx and DPS is 53% through 1999 (excluding United HealthCare membership). We are experiencing solid growth in each of the managed care (excluding the loss of United HealthCare), employer, insurance carrier and third party administrator market segments. Recent large new clients under contract with us include Ceres Health Care, Inc., a subsidiary of Ceres Group, Inc., and the State of Georgia. Growth within the membership base of existing clients is also important to our strategy. When our clients, such as managed care organizations, third-party administrators and other third-party payors, market their service offerings to potential customers, they generally market our prescription drug program as part of their offerings. As their client base grows, our membership base typically grows as well. Since our acquisitions of ValueRx and DPS, we have aggressively undertaken a program to sell formulary management services, mail pharmacy services and/or network pharmacy services to clients for whom ValueRx or DPS previously provided only one or two of these services. Since the second quarter of 1999, we have successfully sold additional services to approximately 8.5 million existing members.

     - Development and Sale of New Products and Services to Existing Clients and Pharmaceutical Manufacturers. We continue to emphasize the development and sale of new products and services as part of our PBM offerings to our existing clients, and we have begun marketing our products and services to selected pharmaceutical manufacturers. We believe these products and services are necessary to compete effectively in the current business environment and to differentiate us from our competitors on a measure other than price. We intend to continue to invest in these capabilities in the future. Products and services developed by us in recent years include advanced formulary compliance programs, proprietary clinical services, disease management programs, drug outcomes research, drug therapy management programs, medical information management and sophisticated management reporting capabilities. We believe a particular growth area in the PBM industry will be medical information management. We believe our Practice Patterns Science subsidiary is an industry leader in this area, having developed proprietary software to process and sort medical claims, prescription drug claims and clinical laboratory data for use by managed care organizations and other health care companies. The clients most interested in these advanced capabilities are managed care organizations, but we believe third-party administrators and large employers present opportunities for the sale of these advanced capabilities as well. Recent products and services being offered to pharmaceutical manufacturers include therapy compliance, therapy management and market research programs. We also believe opportunities exist for us to grow our non-PBM specialty distribution operation, which assists pharmaceutical manufacturers with the distribution of products requiring special handling/packaging or products targeted to a specific physician or patient population.

     - Investment in Information Technologies to Enhance Services and Increase Efficiencies. We continue to implement and refine our information technologies. We are developing interfaces with our clients to reduce our costs and give our clients the tools necessary to more effectively manage their pharmacy benefits. Member interfaces are being developed to educate consumers and help them better manage the pharmacy component of their health care, and to provide a more efficient means of handling member benefit/service inquiries. Through our alliances with physician connectivity companies, we are promoting the use of hand-held prescribing devices by physicians to improve the information available to the prescriber and enhance patient care. Portals are also being planned to improve efficiencies in our relationships with network pharmacies and pharmaceutical manufacturers.

     - Growth Through Strategic Acquisitions. During the past several years we have supplemented our strong internal growth with selected acquisitions of other PBMs. Our objectives in pursuing acquisitions are to increase the scale of our business, expand our client base, increase our penetration of PBM markets and expand our product and service offerings. Our acquisitions of ValueRx and DPS substantially increased our membership base, expanded our client base, increased our presence in key market segments and enhanced our clinical capabilities and technologies. Our acquisition of ValueRx added approximately 10.0 million members and our acquisition of DPS added approximately 13.0 million members excluding approximately 9.5 million United HealthCare members. We intend to continue to selectively identify and pursue potential acquisition targets in the future.

                               OTHER INFORMATION

     We were incorporated in Missouri in 1986 and reincorporated in Delaware in 1992. Our principal executive offices are located at 13900 Riverport Drive, Maryland Heights, Missouri 63043, and our phone number is (314) 770-1666.

                              CONCURRENT OFFERING

     Concurrently with the Trust offering, NYLIFE is offering up to 6,000,000 shares of Class A common stock (or up to 6,900,000 shares if the underwriters' over-allotment option is exercised in full). We will not receive any proceeds from the sale of such shares of Class A common stock.

                                  THE OFFERING

Class A common stock offered
for   delivery by the Trust...   3,000,000 shares

Common stock to be outstanding
   after this offering:
 Class A common stock.........   38,496,359 shares

  Class B common stock........   none
                          ------------------------------------------------------

  Total common stock..........   38,496,359 shares

                          ------------------------------------------------------

                          ------------------------------------------------------

                                 Does not include as of September 1, 2000:

                                 - stock options and similar equity rights
                                   granted to employees and independent
                                   directors to purchase 3,499,365 shares of our Class A common stock, of which 1,162,245 were exercisable

                                 - 1,007,368 reserved shares of our Class A
                                   common stock for issuance in connection with strategic alliances with certain clients

                                 - 269,419 reserved shares of our Class A common
                                   stock for our Employee Stock Purchase Plan and our Executive Deferred Compensation Plan

Relative rights of holders of
our   Class A and Class B
 common   stock...............   Our Class B common stock has ten votes per
                                 share and our Class A common stock has one vote per share. A subsidiary of NYLIFE is currently the holder of all our outstanding Class B common stock. Our Class B common stock automatically converts to our Class A common stock on a share-for-share basis upon transfer of such shares to any entity other than New
                                 York Life Insurance Company or an affiliate of New York Life and otherwise at the option of the holder thereof. The NYLIFE subsidiary has agreed to exchange each outstanding share of Class B common stock for one share of our Class
                                 A common stock immediately prior to the
                                 completion of this offering and distribute such shares to NYLIFE. There will be no shares of Class B common stock outstanding after this offering. After the stock offering and the Trust offering, NYLIFE will have 23.4% of the voting power of our Class A common stock, including the right to vote 3,000,000 shares which the Trust may deliver upon exchange of the Trust Securities, unless such shares are delivered pursuant to the terms of the Trust.
                                 New York Life and its subsidiaries have agreed to vote any shares of our Class A common stock that may be delivered by the Trust in the same proportion and to the same effect as the votes cast by our other stockholders at any meeting of stockholders, subject to two exceptions relating to elections of directors and approval of our 2000 Long-Term Incentive Plan.

Use of proceeds...............   We will not receive any proceeds from this
                                 offering.

Nasdaq National Market
symbol........................   ESRX

                SUMMARY HISTORICAL FINANCIAL AND OPERATING DATA

                                                                                    (UNAUDITED)
                                       YEAR ENDED DECEMBER 31,               SIX MONTHS ENDED JUNE 30,
                           -----------------------------------------------   -------------------------
                             1996        1997       1998(2)      1999(3)       1999(4)       2000(5)
                           --------   ----------   ----------   ----------   -----------   -----------
                                              (IN THOUSANDS, EXCEPT PER SHARE DATA)
STATEMENT OF OPERATIONS
  DATA:
Revenues.................  $773,615   $1,230,634   $2,824,872   $4,288,104   $1,895,836    $3,128,876
Gross profit.............    88,733      111,467      239,875      461,199      202,200       269,849
Operating income.........    39,630       48,850       89,234      136,784       64,463        99,057
Other income (expense),
  net....................     3,450        5,856      (12,994)     128,682      (26,616)     (179,457)
Extraordinary loss.......        --           --           --        7,150        6,597            --
Net income (loss)........    26,148       33,429       42,674      150,218       13,964       (52,745)
Basic earnings per share
  before extraordinary
  item(1)................  $   0.81   $     1.02   $     1.29   $     4.36   $     0.61    $    (1.39)
Diluted earnings per
  share before
  extraordinary item(1)..  $   0.80   $     1.01   $     1.27   $     4.25   $     0.59    $    (1.36)

                                                                  AS OF              (UNAUDITED)
                                                            DECEMBER 31, 1999    AS OF JUNE 30, 2000
                                                            -----------------    -------------------
                                                                         (IN THOUSANDS)
BALANCE SHEET DATA:
Cash......................................................     $  132,630            $   99,835
Working capital...........................................        (34,003)             (101,143)
Total assets..............................................      2,487,311             2,336,880
Total debt................................................        635,873               560,658
Stockholders' equity......................................        699,482               629,264

                                                                                   (UNAUDITED)
                                                                                SIX MONTHS ENDED
                                     YEAR ENDED DECEMBER 31,                        JUNE 30,
                        --------------------------------------------------   -----------------------
                           1996         1997       1998(2)       1999(3)      1999(4)      2000(5)
                        ----------   ----------   ----------   -----------   ----------   ----------
                                                       (IN THOUSANDS)
SELECTED DATA:
Pharmacy benefit
  covered lives(6)....      10,000       13,000       23,000        49,000       46,000       49,000
Drug spending(7)(8)...  $1,636,000   $2,486,000   $4,495,000   $11,160,000   $4,532,000   $7,464,000
Network pharmacy
  claims
  processed(8)........      57,838       73,164      113,177       273,909      112,514      159,224
Mail pharmacy
  prescriptions
  filled..............       2,770        3,899        7,426        10,608        4,583        7,216
EBITDA(9).............  $   46,337   $   59,320   $  115,683   $   208,651   $   93,524   $  141,532
Cash flows provided by
  operating
  activities..........  $   29,863   $   52,391   $  126,574   $   214,059   $   52,416   $   98,027
Cash flows used in
  investing
  activities..........  $  (64,808)  $  (16,455)  $ (426,052)  $  (759,576)  $ (734,064)  $  (27,514)
Cash flows provided by
  (used in) financing
  activities..........  $   48,652   $    3,033   $  357,959   $   555,450   $  641,306   $ (103,217)

-------------------------
(1) Earnings per share and weighted average shares outstanding have been restated to reflect our two-for-one stock split effective October 30, 1998.

(2) Includes our acquisition of ValueRx effective April 1, 1998. Also includes a non-recurring operating charge of $1,651 ($1,002 after tax) relating to our managed vision business. Excluding this non-recurring operating charge, our basic and diluted earnings per share before extraordinary item would have been $1.32 and $1.30, respectively.

(3) Includes the acquisition of DPS effective April 1, 1999. Also includes non-recurring operating charges and a one-time non-operating gain of $30,221 ($18,188 after tax) and $182,930 ($112,037 after tax), respectively. Excluding these amounts, our basic and diluted earnings per share before extraordinary item would have been $1.76 and $1.72, respectively.

(4) Includes the acquisition of DPS effective April 1, 1999. Also includes non-recurring operating charges of $9,400 ($5,773 after tax) relating to our Minneapolis facility consolidation. Excluding this non-recurring charge, our basic and diluted earnings per share before extraordinary item would have been $0.78 and $0.76, respectively.

(5) Includes the write-down of marketable securities of $155,500 ($97,032 after tax). Excluding this amount, our basic and diluted earnings per share before extraordinary item would have been $1.16 and $1.14, respectively.

(6) Includes pharmacy benefit covered lives under the United HealthCare contract, which were approximately 9.5 million at December 31, 1999, 9.5 million as of June 30, 1999 and 8.3 million as of June 30, 2000.

(7) Drug spending is a measure of the gross aggregate dollar value of drug expenditures of all programs managed by us. The difference between drug spending and revenue reported by us is the combined effect of excluding from reported revenues:

     - the drug ingredient cost for those clients that have established their own pharmacy networks

     - the expenditures for drugs of those companies on formulary-only programs managed by us

     - the co-pay portion of drug expenditures that are the responsibility of members of health plans serviced by us

     Therefore, drug spending provides a common basis to compare the drug expenditures managed by a company given differences in revenue recognition.

(8) Includes drug spending and network pharmacy claims processed for United HealthCare. Drug spending and network pharmacy claims processed for United HealthCare were $2,422,000 and 62,591 for the year ended December 31, 1999, respectively, $779,000 and 20,554 for the six months ended June 30, 1999, respectively, and $2,001,000 and 41,729 for the six months ended June 30, 2000, respectively.

(9) EBITDA is earnings before other income (expense), interest, taxes, depreciation and amortization, or operating income plus depreciation and amortization. EBITDA is presented because it is a widely accepted indicator of a company's ability to incur and service indebtedness. EBITDA, however, should not be considered as an alternative to net income as a measure of operating performance or an alternative to cash flow as a measure of liquidity. In addition, our calculation of EBITDA may not be identical to that used by other companies.

                                  RISK FACTORS

     In addition to the other information in this prospectus, the following factors should be considered carefully in evaluating an investment in the shares of Class A common stock offered by this prospectus.

FAILURE TO EXECUTE OUR UNITED HEALTHCARE TRANSITION PLAN COULD ADVERSELY AFFECT
US

     The pharmacy benefit management contract between DPS, our subsidiary, and United HealthCare expired on May 31, 2000. In our financial analysis of the DPS acquisition, we assumed United HealthCare would not renew its contract. However, as of July 1, 2000, United HealthCare represented our largest client, with approximately 8.3 million members, which accounted for approximately 17% of our membership base. We developed a migration plan to transition the United HealthCare membership to their new provider throughout 2000. The migration plan is now substantially complete, and we currently serve only approximately 500,000 United HealthCare members. However, if we are unable to reduce our costs on a basis commensurate with our expectations, the termination of this contract may materially adversely affect our business, results of operations and cash flows.

FAILURE TO MAINTAIN INTERNAL GROWTH COULD ADVERSELY AFFECT OUR BUSINESS

     We have experienced rapid internal growth over the past several years. Our ability to maintain this internal growth rate is dependent upon our ability to attract new clients, achieve growth in the membership base of our existing clients and cross-sell additional services to our existing clients. If we are unable to continue our client and membership growth, our results of operations and financial position could be materially adversely affected.

COMPETITION IN THE PBM INDUSTRY COULD REDUCE OUR CLIENT MEMBERSHIP AND OUR PROFIT MARGINS

     Pharmacy benefit management is a very competitive business. Our competitors include large and well-established companies that may have greater financial, marketing and technological resources than we do. One major competitor in the PBM business, Merck-Medco Managed Care, L.L.C., is owned by Merck & Co., Inc., a large pharmaceutical manufacturer, which may give Merck-Medco purchasing or other advantages over us by virtue of this ownership structure, and enable them to succeed in taking away some of our clients. Consolidation in the PBM industry, such as the recently completed acquisition of PCS, Inc. by Advance Paradigm, Inc., may also lead to increased competition among a smaller number of large PBM companies. Competition may also come from other sources in the future from Internet-based connectivity companies, such as WebMD Corporation. We cannot predict what effect, if any, these new competitors may have on the marketplace or on our business.

     Over the last several years intense competition in the marketplace has caused many PBMs, including us, to reduce the prices charged to clients for core services and share a larger portion of the formulary fees and related revenues received from pharmaceutical manufacturers with clients. This combination of lower pricing and increased revenue sharing, as well as increased demand for enhanced service offerings and higher service levels, has caused our operating profits to decline. We expect to continue marketing our services to larger clients, who typically have greater bargaining power than smaller clients. This might create continuing pressure on our margins. We can give no assurance that new services provided to these clients will fully compensate for these reduced margins.

CHANGES IN STATE AND FEDERAL REGULATIONS COULD RESTRICT OUR ABILITY TO CONDUCT OUR BUSINESS

     Numerous state and federal laws and regulations affect our business and operations. The categories include, but are not necessarily limited to:

     - health care fraud and abuse laws and regulations, which prohibit certain types of referral and other payments

     - the Employee Retirement Income Security Act and related regulations, which regulate many health care plans

     - proposed comprehensive state PBM legislation

     - consumer protection laws and regulations

     - network pharmacy access laws, including "any willing provider" and "due process" legislation, that regulate aspects of our network pharmacy contracts

     - legislation imposing benefit plan design restrictions, which limit how our clients can design their drug benefit plans

     - various licensure laws, such as managed care and third party administrator licensure laws

     - drug pricing legislation, including "most favored nation" pricing and "unitary pricing" legislation

     - mail pharmacy laws and regulations

     - privacy and confidentiality laws and regulations, including those proposed under the Federal Health Insurance Portability and Accountability Act of 1996 (generally known as "HIPAA")

     - Medicare prescription drug coverage proposals

     - other Medicare and Medicaid reimbursement regulations

     - potential regulation of the PBM industry by the U.S. Food and Drug Administration

     - pending legislation regarding importation of drug products into the United States

     We believe we operate our business in substantial compliance with all existing legal requirements material to the operation of our business. There are, however, significant uncertainties regarding the application of many of these legal requirements to our business, and we cannot provide any assurance that a regulatory agency charged with enforcement of any of these laws or regulations will not interpret them differently or, if there is an enforcement action brought against us, that our interpretation would prevail. In addition, there are numerous proposed health care laws and regulations at the federal and state levels, many of which could materially affect our ability to conduct our business or adversely affect our results of operations. We are unable to predict what additional federal or state legislation or regulatory initiatives may be enacted in the future relating to our business or the health care industry in general, or what effect any such legislation or regulations might have on us.

     We are aware through reports in the press and other sources that a U.S. Assistant Attorney General in Philadelphia is conducting an investigation into certain practices of PBMs. These reports have indicated that some of our PBM competitors have received subpoenas in connection with this investigation during 1999. We have not received a subpoena or been requested to testify or produce documents in connection with this investigation. Press reports indicate that a possible subject of the investigation is contractual relationships between the PBMs and pharmaceutical manufacturers. We cannot predict what effect, if any, this investigation may ultimately have on us or on the PBM industry generally.

     The U.S. Secretary of Health and Human Services has issued proposed rules under HIPAA which, when adopted, will establish standards for the use and disclosure of personally identifiable health care information and for the system security necessary for the maintenance and transmission of such information. We believe we will be subject to the final regulations when issued. We believe we will be able to comply fully with the proposed regulations, but we will incur expenses in making required changes to our information systems and in training our employees to comply with the new regulations. We are retaining a consulting firm to assist in evaluating the extent of the work that would be required to comply with HIPAA. We are unable to estimate our HIPAA compliance costs accurately until the final regulations are issued, and there can be no assurance that such costs would not be material.

     The federal Medicare program provides a comprehensive medical benefit program for individuals age 65 and over, but currently covers only a few outpatient prescription drugs. Currently both the Republicans and Democrats have proposed various amendments to the Medicare program that would result in at least partial coverage for most prescription drugs. We believe that a Medicare prescription drug benefit could provide us with substantial new business opportunities, but at the same time any such program could adversely affect other aspects of our business. For instance, some of our clients sell medical policies to seniors that provide a prescription drug benefit that we administer. Other clients provide a prescription drug benefit to their retirees. Depending on the plan that is ultimately adopted, a Medicare prescription drug benefit could make such policies or plans less valuable to seniors, adversely affecting that segment of our business. While we believe that there would be opportunities for new business under a Medicare plan that would more than offset any adverse effects, we can give no assurance that this would be the case.

FAILURE TO RETAIN KEY CLIENTS AND NETWORK PHARMACIES COULD ADVERSELY AFFECT OUR BUSINESS AND LIMIT OUR ACCESS TO RETAIL PHARMACIES

     We currently provide PBM services to approximately 12,000 client groups. Our acquisitions have diversified our client base and reduced our dependence on any single client. Our top 10 clients, measured as of July 1, 2000, but excluding United HealthCare, represented approximately 23% of our total membership base, but no single client represented more than approximately 5% of our membership base. Our contracts with clients generally do not have terms of longer than three years and, in some cases, are terminable by either party on relatively short notice. Our larger clients generally distribute requests for proposals and seek bids from other PBM providers in advance of the expiration of their contracts. If several of these large clients elect not to extend their relationship with us, and we are not successful in generating sales to replace the lost business, our future business and operating results could be materially adversely affected. In addition, we believe the managed care industry is undergoing substantial consolidation, and another party that is not our client could acquire some of our managed care clients. In such case, the likelihood such client would renew its PBM contract with us could be reduced.

     More than 55,000 retail pharmacies, representing more than 99% of all U.S. retail pharmacies, participate in one or more of our networks. However, the top 10 retail pharmacy chains represent approximately 45% of the 55,000 pharmacies, with these pharmacy chains representing even higher concentrations in certain areas of the United States. Our contracts with retail pharmacies, which are non-exclusive, are generally terminable by either party on relatively short notice. If one or more of the top pharmacy chains elects to terminate its relationship with us, our members' access to retail pharmacies and our business could be materially adversely affected. In addition, large pharmacy chains either own PBMs today, or could attempt to acquire a PBM in the future. Ownership of PBMs by retail pharmacy chains could have material adverse effects on our relationships with such pharmacy chains and on our business and results of operations.

LOSS OF RELATIONSHIPS WITH PHARMACEUTICAL MANUFACTURERS AND CHANGES IN THE REGULATION OF DISCOUNTS AND FORMULARY FEES PROVIDED TO US BY PHARMACEUTICAL MANUFACTURERS COULD DECREASE OUR PROFITS

     We maintain contractual relationships with numerous pharmaceutical manufacturers which provide us with:

     - discounts at the time we purchase the drugs to be dispensed from our mail pharmacies

     - formulary fees based upon sales of drugs from our mail pharmacies and through pharmacies in our retail networks

     - administrative fees based upon the development and maintenance of formularies which include the particular manufacturer's products

     These fees are all commonly referred to as formulary fees or formulary management fees.

     We also provide various services for, or services which are funded wholly or partially by, pharmaceutical manufacturers. These services include:

     - compliance programs, which involve instruction and counseling of patients concerning the importance of compliance with the drug treatment regimen prescribed by their physician

     - therapy management programs, which involve education of patients having specific diseases, such as asthma and diabetes, concerning the management of their condition

     - market research programs in which we provide information to manufacturers concerning drug utilization patterns

     These arrangements are generally terminable by either party on relatively short notice. If several of these arrangements are terminated or materially altered by the pharmaceutical manufacturers, our operating results could be materially adversely affected. In addition, formulary fee programs, as well as some of the services we provide to the pharmaceutical manufacturers, have been the subject of debate in federal and state legislatures and various other public forums. Changes in existing laws or regulations, changes in interpretations of existing laws or regulations or the adoption of new laws or regulations relating to any of these programs, may materially adversely affect our business.

PENDING AND FUTURE LITIGATION COULD MATERIALLY AFFECT OUR RELATIONSHIPS WITH PHARMACEUTICAL MANUFACTURERS OR SUBJECT US TO SIGNIFICANT MONETARY DAMAGES

     Since 1993, retail pharmacies have filed over 100 separate lawsuits against pharmaceutical manufacturers, wholesalers and certain PBMs, challenging brand name drug pricing practices under various state and federal antitrust laws. The plaintiffs alleged, among other things, that the manufacturers had offered, and certain PBMs had knowingly accepted, discounts and rebates on purchases of brand name prescription drugs that violated the Federal Sherman Act and the Federal Robinson-Patman Act. Some manufacturers settled certain of these actions, including a Sherman Act case brought on behalf of a nationwide class of retail pharmacies. The class action settlements generally provided for commitments by the manufacturers in their discounting practices to retail pharmacies. The defendants who did not settle won the Sherman Act class action on a directed verdict. With respect to the cases filed by plaintiffs who opted out of the class action, some drug manufacturers have settled certain of these actions, but such settlements are not part of the public record. The Robinson-Patman Act cases are still pending.

     We are not currently a party to any of these proceedings. To date, we do not believe any of these settlements have had a material adverse effect on our business. However, we cannot provide any assurance that the terms of the settlements will not materially adversely affect us in the future or that we will not be made a party to any separate lawsuit. In addition, we cannot predict the outcome or possible ramifications to our business of the Robinson-Patman Act cases.

     We are also subject to risks relating to litigation and liability for damages in connection with our PBM operations, including the dispensing of pharmaceutical products by our mail pharmacies, the services rendered in connection with our formulary management and informed decision counseling services, and our non-PBM operations, including the products and services provided in connection with our infusion therapy programs (and the associated nursing services). We believe our insurance protection is adequate for our present operations. However, we cannot provide any assurance that we will be able to maintain our professional and general liability insurance coverage in the future or that such insurance coverage will be available on acceptable terms to cover any or all potential product or professional liability claims. A successful product or professional liability claim in excess of our insurance coverage could have a material adverse effect on our business.

OUR LEVERAGE AND DEBT SERVICE OBLIGATIONS COULD IMPEDE OUR OPERATIONS AND FLEXIBILITY

     As of June 30, 2000, our net debt to net capitalization ratio was 42.3%, which means that the amount of our outstanding debt is significant compared to the net book value of our assets, and we have substantial repayment obligations and interest expense. As of June 30, 2000, we had total consolidated debt of approximately $561 million ($426 million after our $135 million in prepayments during the third quarter 2000). We may incur additional indebtedness in the future.

     Our level of debt and the limitations imposed on us by our debt agreements could have important consequences, including the following:

     - we will have to use a portion of our cash flow from operations for debt service rather than for our operations

     - we may from time to time incur indebtedness under our credit facility, which is subject to a variable rate of interest, making us vulnerable to increases in interest rates

     - we could be less able to take advantage of significant business opportunities, such as acquisition opportunities, and react to changes in market or industry conditions

     - we could be more vulnerable to general adverse economic and industry conditions

     - we may be disadvantaged compared to competitors with less leverage

     Furthermore, our ability to satisfy our obligations, including our debt service requirements, will be dependent upon our future performance. Factors which could affect our future performance include, without limitation, prevailing economic conditions and financial, business and other factors, many of which are beyond our control and which affect our business and operations.

     Our bank credit facility is secured by the capital stock of each of our existing and subsequently acquired domestic subsidiaries, excluding Practice Patterns Science, Inc., Great Plains Reinsurance Company, ValueRx of Michigan, Inc., Diversified NY IPA, Inc. and Diversified Pharmaceutical Services (Puerto
Rico), Inc., and 65% of the stock of our foreign subsidiaries. If we are unable to meet our obligations under this bank credit facility, these creditors could exercise their rights as a secured party and take possession of the pledged capital stock of these subsidiaries. This would materially adversely affect our results of operations and financial condition.

FAILURE TO CONTINUE TO DEVELOP NEW PRODUCTS, SERVICES AND DELIVERY CHANNELS MAY ADVERSELY AFFECT OUR BUSINESS

     We operate in a highly competitive environment. We and our competitors continually develop new products and services to assist our clients in managing the pharmacy benefit. If we are unsuccessful in continuing to develop innovative products and services, our ability to attract new clients and retain existing clients may suffer.

     Technology is also an important component of our business, as we continue to utilize new and better channels, such as the Internet, to communicate and interact with our clients, members and business partners. If our competitors are more successful than us in employing this technology, our ability to attract new clients, retain existing clients and operate efficiently may suffer.

EFFORTS TO REDUCE HEALTH CARE COSTS AND ALTER HEALTH CARE FINANCING PRACTICES COULD ADVERSELY AFFECT OUR BUSINESS

     Efforts are being made in the United States to control health care costs, including prescription drug costs, in response to, among other things, increases in prescription drug utilization rates and drug prices. If these efforts are successful or if prescription drug utilization rates were to decrease significantly, our business and results of operations could be materially adversely affected.

     We have designed our business to compete within the current structure of the U.S. health care system. Changing political, economic and regulatory influences may affect health care financing and reimbursement practices. If the current health care financing and reimbursement system changes significantly, our business could be materially adversely affected. Congress is currently considering proposals to reform the U.S. health care system. These proposals may increase governmental involvement in health care and PBM services, and otherwise change the way our clients do business. Health care organizations may react to these proposals and the uncertainty surrounding them by reducing or delaying purchases of cost control mechanisms and related services that we provide. We cannot predict what effect, if any, these proposals may have on our business. Other legislative or market-driven changes in the health care system that we cannot anticipate could also materially adversely affect our business.

FUTURE SALES OR ISSUANCES OF SHARES COULD ADVERSELY AFFECT OUR SHARE PRICE

     As of September 1, 2000, in addition to the 6,000,000 shares of Class A common stock being sold by NYLIFE and the 3,000,000 shares of Class A common stock that may be delivered by the Express Scripts Automatic Exchange Security Trust (assuming the underwriters in the Trust offering do not exercise their over-allotment option in whole or in part), 3,768,784 shares of our Class A common stock are issuable upon exercise of outstanding stock options and rights granted under our stock option plans, our Employee Stock Purchase Plan and our Executive Deferred Compensation Plan. Our Class B common stock will automatically convert into a like number of shares of our Class A common stock upon transfer to any entity other than New York Life or an affiliate of New York Life or otherwise at the option of the holder thereof. The NYLIFE subsidiary that currently holds our Class B common stock has agreed to exchange each outstanding share of Class B common stock for one share of our Class A common stock immediately prior to the completion of this offering and distribute such shares to NYLIFE. After completion of the offering of Class A common stock being sold by NYLIFE (assuming that NYLIFE delivers 3,000,000 shares of Class A common stock to the Express Scripts Automatic Exchange Security Trust upon exchange of the Trust Issued Automatic Exchange Securities on the exchange date as defined in the Trust prospectus), 6,020,000 shares of our Class A common stock will be eligible for sale by NYLIFE pursuant to Rule 144 under the Securities Act, subject to the volume and other limitations contained therein, and will be subject to registration rights as described below under "Relationship with NYLIFE -- Stockholder and Registration Rights Agreement." Under the terms of various strategic alliances, we may also be obligated to issue up to 1,007,368 additional shares of our Class A common stock to our strategic partners upon the achievement by them of various membership and claims targets or the exercise by them of warrants.

     Any issuance of additional shares of our Class A common stock, including those issuable in connection with our existing obligations, will result in a dilution of the interest of our existing stockholders and could result in a decrease in the market price of our Class A common stock.

     NYLIFE has agreed to certain restrictions on its ability to transfer its remaining shares of our Class A common stock after this offering. Our directors and certain officers have also entered into lock-up agreements in connection with this offering.

THE OFFERING OF TRUST SECURITIES BY THE EXPRESS SCRIPTS AUTOMATIC EXCHANGE SECURITY TRUST COULD CAUSE OUR STOCK PRICE TO DECLINE

     The price of the shares of our Class A common stock could become more volatile and could be depressed by investors in anticipation of the potential distribution into the market of additional shares of Class A common stock as a result of the possible delivery of shares of Class A common stock by the Express Scripts Automatic Exchange Security Trust, by possible sales of shares of Class A common stock by investors who view the Trust Securities as a more attractive means of equity participation in us and by hedging or arbitrage trading activity that may develop involving the Trust Securities and the Class A common stock.

                            RELATIONSHIP WITH NYLIFE

     A NYLIFE subsidiary currently owns all of our outstanding shares of Class B common stock, which automatically convert into shares of our Class A common stock upon transfer to any entity other than New York Life or an affiliate of New York Life or otherwise at the option of such subsidiary. The NYLIFE subsidiary has agreed to exchange each outstanding share of Class B common stock for one share of our Class A common stock immediately prior to the completion of this offering and distribute such shares to NYLIFE. Immediately following the stock offering and the Trust offering, NYLIFE will own approximately 23.4% of our outstanding Class A common stock (approximately 21.1% if the underwriters fully exercise their right to purchase additional shares in the stock offering pursuant to their over-allotment option). The number of shares of Class A common stock owned by NYLIFE after the stock offering and the Trust offering includes 3,000,000 shares exchangeable for the Trust Issued Automatic Exchange Securities issued by the Express Scripts Automatic Exchange Security Trust (3,450,000 shares of Class A common stock if the underwriters fully exercise their right to purchase additional Trust Securities pursuant to their over-allotment option). NYLIFE will retain beneficial ownership and the right to vote and to receive dividends with respect to such shares unless such shares are delivered pursuant to the terms of the Trust. New York Life and its subsidiaries have agreed to vote any shares of our Class A common stock that may be delivered by the Trust in the same proportion and to the same effect as the votes cast by our other stockholders at any meeting of stockholders, subject to two exceptions described below relating to elections of directors and approval of our 2000 Long-Term Incentive Plan. Delivery of such shares is expected on or about November 15, 2003, unless NYLIFE exercises its right to deliver cash in lieu of such shares (in which case NYLIFE will retain beneficial ownership of such shares) or unless the Trust is liquidated, and such shares are delivered on an earlier date.

STOCKHOLDER AND REGISTRATION RIGHTS AGREEMENT

     New York Life, a New York mutual insurance company of which NYLIFE is a subsidiary, and we are parties to a Stockholder and Registration Rights Agreement dated as of October 6, 2000 (which will become effective contemporaneously with the closing of the stock offering or the Trust offering) entered into in connection with the stock offering and the Trust offering. The principal terms of this agreement are described below.

     Conversion of Class B Common Stock. New York Life has agreed (for itself and on behalf of its subsidiaries), unless the exchange contemplated by the Asset Acquisition Agreement described below is effected, to convert each issued and outstanding share of Class B common stock into one share of Class A common stock contemporaneously with the completion of this offering.

     Rights Regarding Our Board of Directors. As long as New York Life and its non-investment subsidiaries, in the aggregate, beneficially hold 1,500,000 or more shares of our Class A common stock (as adjusted for stock splits and similar events), and such shares constitute 5% or more of our outstanding voting stock, New York Life has the right to designate for nomination a total of two directors to our board of directors. We are required to use the same efforts to cause the election of such designees to our board of directors as we use with our other nominees for director. If at any time New York Life and its non-investment subsidiaries, in the aggregate, beneficially hold 1,500,000 or more shares of our Class A common stock (as adjusted for stock splits and similar events), and such shares constitute less than 5% of our outstanding voting stock, then the number of directors New York Life shall be permitted to designate to our board of directors shall be reduced to one. If at any time New York Life and its non-investment subsidiaries, in the aggregate, beneficially hold less than 1,500,000 shares of our Class A common stock (as adjusted for stock splits and similar events), the number of directors New York Life shall be permitted to designate to our board of directors shall be reduced to zero. If a vacancy occurs with respect to a director which New York Life had the right to designate, and

New York Life has the right at such time to designate a director for nomination, New York Life is entitled to designate a director to fill the vacancy. If we nominate for election those persons designated by New York Life, New York Life and its non-investment subsidiaries that hold shares are required to vote their shares of voting stock in favor of all directors nominated for such election. In addition, New York Life and its non-investment subsidiaries are required to vote their shares to approve our 2000 Long-Term Incentive Plan, as approved by our board of directors. Finally, so long as New York Life is entitled to nominate two directors, we have agreed to appoint one of the New York Life directors to each standing committee of our board of directors, except our audit committee. Upon the consummation of this offering, all but two of the directors on our board of directors affiliated with New York Life shall resign.

     Registration Rights. So long as New York Life and its non-investment subsidiaries, in the aggregate, beneficially hold in excess of 1,500,000 shares of our Class A common stock (as adjusted for stock splits and similar events), New York Life may request that we effect up to three registrations of all or part of such shares under the Securities Act. One of these registrations may be requested to be effected as a shelf registration pursuant to Rule 415 under the Securities Act, and two of these registrations may be requested to be effected as firm commitment underwritten offerings under the Securities Act. We are not obligated to file a registration statement at the request of New York Life:

     - within 180 days after the closing of the offering of Class A common stock pursuant to this prospectus

     - within a period of 90 days after the effective date of any other registration statement of ours (other than a registration statement on Form S-8 or its equivalent) or

     - while a registration statement relating to a shelf registration filed at the request of New York Life is effective under the Securities Act

In addition, so long as New York Life and its non-investment subsidiaries, in the aggregate, beneficially hold in excess of 1,500,000 shares of our Class A common stock (as adjusted for stock splits and similar events), if we propose to register shares of our Class A common stock for our own account under the Securities Act (other than a registration on Form S-8 or their equivalent), New York Life shall have piggy-back rights with respect to such registration. The underwriters of any such offering have the right to limit the number of shares included by New York Life in any such registration if the managing underwriter indicates that, in its opinion, the number of shares to be included by New York Life would adversely affect the offering. We will bear the expenses of any registration described in this paragraph.

     Voting of Class A Common Stock Underlying the Trust Securities. New York Life and its subsidiaries have agreed to vote any shares of our Class A common stock that may be delivered by the Trust in the same proportion and to the same effect as the votes cast by our other stockholders at any meeting of stockholders, subject to two exceptions described above relating to elections of directors and approval of our 2000 Long-Term Incentive Plan.

     Term. The Stockholder and Registration Rights Agreement shall terminate on the earlier of:

     - eight years from the closing of the stock offering or the Trust offering or

     - at such time as New York Life and its non-investment subsidiaries, in the aggregate, beneficially hold less than 1,500,000 shares of our Class A common stock (as adjusted for stock splits and similar events)

     This is a summary of some important provisions of the Stockholder and Registration Rights Agreement. This summary is subject to, and qualified in its entirety by reference to, all the provisions of the Stockholder and Registration Rights Agreement which is attached as an exhibit to the registration statement of which this prospectus is a part.

ASSET ACQUISITION AGREEMENT

     New York Life, NYLIFE and NYLIFE's subsidiary that currently holds our Class B common stock and we are parties to an Asset Acquisition Agreement, dated as of October 17, 2000. Pursuant to this agreement, the NYLIFE subsidiary will exchange 15,020,000 shares of our Class B common stock for 15,020,000 shares of our Class A common stock immediately prior to the consummation of this offering. After this exchange and pursuant to a reorganization, the NYLIFE subsidiary will be liquidated and shares of Class A common stock owned by that subsidiary will be distributed to NYLIFE. A portion of these shares will be sold in the stock offering and may be delivered in the Trust offering.

     The Asset Acquisition Agreement will terminate upon the earlier to occur of:

     - December 31, 2000 or

     - the date on which the NYLIFE subsidiary that currently owns our Class B common stock delivers written notice of termination to us unless the asset exchange occurs prior to such time. Termination of the Asset Acquisition Agreement will not alter the terms of the Stockholder and Registration Rights Agreement described above.

     This is a summary of some important provisions of the Asset Acquisition Agreement. This summary is subject to, and qualified in its entirety by reference to, all the provisions of the Asset Acquisition Agreement which is attached as an exhibit to the registration statement of which this prospectus is a part.

                                USE OF PROCEEDS

     We will not receive any of the proceeds from the sale of shares being offered by NYLIFE pursuant to this prospectus.

                PRICE RANGE OF COMMON STOCK AND DIVIDEND POLICY

     Our Class A common stock has been traded on The Nasdaq National Market under the symbol "ESRX" since June 9, 1992. The high and low prices of our Class A common stock, as reported by The Nasdaq National Market, are set forth below for the periods indicated. These prices reflect the two-for-one split on October 30, 1998, in the form of a 100% stock dividend to holders of record on October 20, 1998.

                                                                HIGH        LOW
                                                              --------    -------
1998
First Quarter...............................................  $ 42.750    $27.000
Second Quarter..............................................  $ 45.000    $35.500
Third Quarter...............................................  $ 45.250    $31.625
Fourth Quarter..............................................  $ 69.000    $33.875
1999
First Quarter...............................................  $105.500    $59.125
Second Quarter..............................................  $ 91.000    $55.000
Third Quarter...............................................  $ 92.375    $61.500
Fourth Quarter..............................................  $ 88.688    $44.375
2000
First Quarter...............................................  $ 67.000    $28.500
Second Quarter..............................................  $ 66.625    $34.625
Third Quarter...............................................  $ 78.000    $56.250
Fourth Quarter (through November 1, 2000)...................  $ 85.375    $63.750

     Our Class B common stock has no established public trading market, but these shares will automatically convert, on a share for share basis, to our Class A common stock upon transfer to any entity other than New York Life or an affiliate of New York Life or otherwise at the option of the holder thereof. The NYLIFE subsidiary that currently holds all of our Class B common stock has agreed to exchange each outstanding share of Class B common stock for one share of our Class A common stock immediately prior to the completion of this offering and distribute such shares to NYLIFE.

     Our board of directors has not declared any cash dividends since our initial public offering in 1992. Our board of directors does not currently intend to declare any cash dividends in the foreseeable future. The terms of our credit facility and our senior notes restrict our ability to declare or pay cash dividends.

                                 CAPITALIZATION

     The following table sets forth our unaudited capitalization as of June 30, 2000 and as adjusted for the exchange by a NYLIFE subsidiary of all the Class B common stock owned by that subsidiary for a like number of shares of Class A common stock issued by us immediately prior to the completion of this offering.

                                                                            AS ADJUSTED
                                                                             FOR THIS
                                                                ACTUAL       OFFERING
                                                              ----------    -----------
Cash........................................................  $   99,835    $   99,835
                                                              ==========    ==========
Total debt(1)...............................................  $  560,658    $  560,658
                                                              ==========    ==========
Stockholders' equity:
  Preferred stock, $0.01 per share, 5,000,000 shares
     authorized, and no shares issued and outstanding.......  $       --    $       --
  Class A common stock, $0.01 par value, 150,000,000 shares
     authorized, 24,002,000 shares issued and 22,800,000
     shares outstanding, and 39,022,000 shares issued and
     37,820,000 shares outstanding as adjusted,
     respectively(2)........................................         240           390
  Class B common stock, $0.01 par value, 31,000,000 shares
     authorized, 15,020,000 shares issued and outstanding
     and no shares outstanding as adjusted..................         150            --
  Additional paid-in-capital................................     421,507       421,507
  Accumulated other comprehensive income....................         (57)          (57)
  Retained earnings(3)......................................     243,795       243,034
                                                              ----------    ----------
                                                                 665,635       664,874
  Class A common stock in treasury at cost, 1,202,000
     shares.................................................     (36,371)      (36,371)
                                                              ----------    ----------
Total stockholders' equity..................................  $  629,264    $  628,503
                                                              ----------    ----------
Net capitalization(4).......................................  $1,090,087    $1,089,326
                                                              ==========    ==========
Net debt to net capitalization(4)...........................        42.3%         42.3%
                                                              ==========    ==========

-------------------------
(1) During the quarter ended September 30, 2000, we prepaid $135 million on our credit facility from our own internally generated cash.

(2) Does not include as of September 1, 2000:

    - stock options and similar equity rights granted to employees and independent directors to purchase 3,499,365 shares of our Class A common stock, of which 1,162,245 were exercisable

    - 1,007,368 reserved shares of our Class A common stock for issuance in connection with strategic alliances with certain clients

    - 269,419 reserved shares of our Class A common stock for our Employee Stock Purchase Plan and our Executive Deferred Compensation Plan

(3) The expenses in connection with the distribution of the shares being registered, other than underwriting discounts and commissions, are being paid by us.

(4) Net capitalization is calculated as net debt plus stockholders' equity. Net debt reflects total debt less cash.

                     SELECTED FINANCIAL AND OPERATING DATA

     The following table sets forth our selected financial and operating data for the five years ended December 31, 1999 and six months ended June 30, 1999 and 2000. The financial data, excluding the selected data, for the fiscal years ended December 31, 1997, 1998 and 1999 have been derived from our consolidated financial statements included in this prospectus which have been audited by PricewaterhouseCoopers LLP, independent accountants. The financial data, excluding the selected data, for the fiscal years ended December 31, 1995 and 1996 have been derived from our consolidated financial statements not included in this prospectus which have been audited by PricewaterhouseCoopers LLP. The financial data, excluding the selected data, for the six months ended June 30, 1999 and 2000 have been derived from our unaudited consolidated financial statements included in this prospectus.

     The data set forth below should be read in conjunction with the report of PricewaterhouseCoopers LLP, our consolidated financial statements and related notes and "Management's Discussion and Analysis of Financial Condition and Results of Operations" included elsewhere in this prospectus.

                                                                                                           (UNAUDITED)
                                                                                                        SIX MONTHS ENDED
                                                       YEAR ENDED DECEMBER 31,                              JUNE 30,
                                   ---------------------------------------------------------------   -----------------------
                                      1995         1996         1997       1998(2)       1999(3)      1999(4)      2000(5)
                                   ----------   ----------   ----------   ----------   -----------   ----------   ----------
                                                             (IN THOUSANDS, EXCEPT PER SHARE DATA)
STATEMENT OF OPERATIONS DATA:
Revenues:
  Revenues.......................  $  544,460   $  773,615   $1,230,634   $2,824,872   $ 4,285,104   $1,895,836   $3,122,791
  Other revenues.................          --           --           --           --         3,000           --        6,085
                                   ----------   ----------   ----------   ----------   -----------   ----------   ----------
                                      544,460      773,615    1,230,634    2,824,872     4,288,104    1,895,836    3,128,876
                                   ----------   ----------   ----------   ----------   -----------   ----------   ----------
Cost and expenses:
  Cost of revenues...............     478,283      684,882    1,119,167    2,584,997     3,826,905    1,693,636    2,859,027
  Selling, general and
    administrative...............      37,300       49,103       62,617      148,990       294,194      128,337      170,792
  Non-recurring charges..........          --           --           --        1,651        30,221        9,400           --
                                   ----------   ----------   ----------   ----------   -----------   ----------   ----------
                                      515,583      733,985    1,181,784    2,735,638     4,151,320    1,831,373    3,029,819
                                   ----------   ----------   ----------   ----------   -----------   ----------   ----------
Operating income.................      28,877       39,630       48,850       89,234       136,784       64,463       99,057
Other income (expense), net......         757        3,450        5,856      (12,994)      128,682      (26,616)    (179,457)
                                   ----------   ----------   ----------   ----------   -----------   ----------   ----------
Income (loss) before income
  taxes..........................      29,634       43,080       54,706       76,240       265,466       37,847      (80,400)
Provision for (benefit from)
  income taxes...................      11,307       16,932       21,277       33,566       108,098       17,286      (27,655)
                                   ----------   ----------   ----------   ----------   -----------   ----------   ----------
Income (loss) before
  extraordinary items............      18,327       26,148       33,429       42,674       157,368       20,561      (52,745)
Extraordinary loss on early
  retirement of debt.............          --           --           --           --         7,150        6,597           --
                                   ----------   ----------   ----------   ----------   -----------   ----------   ----------
Net income (loss)................  $   18,327   $   26,148   $   33,429   $   42,674   $   150,218   $   13,964   $  (52,745)
                                   ==========   ==========   ==========   ==========   ===========   ==========   ==========
Basic earnings (loss) per
  share(1)
  Before extraordinary item......  $     0.62   $     0.81   $     1.02   $     1.29   $      4.36   $     0.61   $    (1.39)
  Extraordinary loss on early
    retirement of debt...........          --           --           --           --          0.20         0.19           --
                                   ----------   ----------   ----------   ----------   -----------   ----------   ----------
  Net income (loss)..............  $     0.62   $     0.81   $     1.02   $     1.29   $      4.16   $     0.42   $    (1.39)
                                   ==========   ==========   ==========   ==========   ===========   ==========   ==========

                                                                                                           (UNAUDITED)
                                                                                                        SIX MONTHS ENDED
                                                       YEAR ENDED DECEMBER 31,                              JUNE 30,
                                   ---------------------------------------------------------------   -----------------------
                                      1995         1996         1997       1998(2)       1999(3)      1999(4)      2000(5)
                                   ----------   ----------   ----------   ----------   -----------   ----------   ----------
                                                             (IN THOUSANDS, EXCEPT PER SHARE DATA)
Diluted earnings (loss) per
  share(1)
  Before extraordinary item......  $     0.60   $     0.80   $     1.01   $     1.27   $      4.25   $     0.59   $    (1.36)
  Extraordinary loss on early
    retirement of debt...........          --           --           --           --          0.19         0.19           --
                                   ----------   ----------   ----------   ----------   -----------   ----------   ----------
  Net income (loss)..............  $     0.60   $     0.80   $     1.01   $     1.27   $      4.06   $     0.40   $    (1.36)
                                   ==========   ==========   ==========   ==========   ===========   ==========   ==========
Weighted average shares
  outstanding(1)
  Basic..........................      29,560       32,160       32,713       33,105        36,095       33,633       38,068
  Diluted........................      30,545       32,700       33,122       33,698        37,033       34,553       38,751
BALANCE SHEET DATA:
Cash.............................  $   11,506   $   25,211   $   64,155   $  122,589   $   132,630   $   82,283   $   99,835
Working capital..................      58,653      128,259      166,062      117,611       (34,003)     (11,362)    (101,143)
Total assets.....................     164,088      300,425      402,508    1,095,461     2,487,311    2,040,164    2,336,880
Total debt.......................          --           --           --      360,000       635,873      724,048      560,658
Stockholders' equity.............      77,379      164,090      203,701      249,694       699,482      567,977      629,264
SELECTED DATA:
Pharmacy benefit covered
  lives(6).......................       8,000       10,000       13,000       23,000        49,000       46,000       49,000
Annual drug spending(7)(8).......  $1,172,000   $1,636,000   $2,486,000   $4,495,000   $11,160,000   $4,532,000   $7,464,000
Network pharmacy claims
  processed(8)...................      42,871       57,838       73,164      113,177       273,909      112,514      159,224
Mail pharmacy prescriptions
  filled.........................       2,129        2,770        3,899        7,426        10,608        4,583        7,216
EBITDA(9)........................  $   33,258   $   46,337   $   59,320   $  115,683   $   208,651   $   93,524   $  141,532
Cash flows provided by operating
  activities.....................  $   11,500   $   29,863   $   52,391   $  126,574   $   214,059   $   52,416   $   98,027
Cash flows used in investing
  activities.....................  $   (8,047)  $  (64,808)  $  (16,455)  $ (426,052)  $  (759,576)  $ (734,064)  $  (27,514)
Cash flows provided by (used in)
  financing activities...........  $    2,311   $   48,652   $    3,033   $  357,959   $   555,450   $  641,306   $ (103,217)

-------------------------
(1) Earnings per share and weighted average shares outstanding have been restated to reflect the two-for-one stock split effective October 30, 1998.

(2) Includes our acquisition of ValueRx effective April 1, 1998. Also includes a non-recurring operating charge of $1,651 ($1,002 after tax) relating to our managed vision business. Excluding this restructuring charge, our basic and diluted earnings per share before extraordinary item would have been $1.32 and $1.30, respectively.

(3) Includes the acquisition of DPS effective April 1, 1999. Also includes non-recurring operating charges and a one-time non-operating gain of $30,221 ($18,188 after tax) and $182,930 ($112,037 after tax), respectively. Excluding these amounts, our basic and diluted earnings per share before extraordinary item would have been $1.76 and $1.72, respectively.

(4) Includes the acquisition of DPS effective April 1, 1999. Also includes non-recurring operating charges of $9,400 ($5,773 after tax). Excluding this amount, our basic and diluted earnings per share before extraordinary item would have been $0.78 and $0.76, respectively.

(5) Includes the write-down of marketable securities of $155,500 ($97,032 after tax). Excluding this amount, our basic and diluted earnings per share before extraordinary item would have been $1.16 and $1.14, respectively.

(6) Includes pharmacy benefit covered lives under the United HealthCare contract, which were approximately 9.5 million at December 31, 1999, 9.5 million as of June 30, 1999 and 8.3 million as of June 30, 2000. In computing the number of lives we serve, certain estimates and adjustments are made and we believe that different PBMs use different factors in making these estimates and adjustments. We believe, however, that these numbers are a reasonable approximation of the actual number of lives served by us.

(7) Drug spending is a measure of the gross aggregate dollar value of drug expenditures of all programs managed by us. The difference between drug spending and revenue reported by us is the combined effect of excluding from reported revenues:

    - the drug ingredient cost for those clients that have established their own pharmacy networks

    - the expenditures for drugs of those companies on formulary-only programs managed by us

    - the co-pay portion of drug expenditures that are the responsibility of members of health plans serviced by us

      Therefore, drug spending provides a common basis to quantify the drug expenditures managed by a company irrespective of our revenue recognition policy.

(8) Includes drug spending and network pharmacy claims processed for United HealthCare. Drug spending and network pharmacy claims processed for United HealthCare were $2,422,000 and 62,591 for the year ended December 31, 1999, respectively, $779,000 and 20,554 for the six months ended June 30, 1999, respectively, and $2,001,000 and 41,729 for the six months ended June 30, 2000, respectively.

(9) EBITDA is earnings before other income (expense), interest, taxes, depreciation and amortization, or operating income plus depreciation and amortization. EBITDA is presented because it is a widely accepted indicator of a company's ability to incur and service indebtedness. EBITDA, however, should not be considered as an alternative to net income as a measure of operating performance or an alternative to cash flow as a measure of liquidity. In addition, our calculation of EBITDA may not be identical to that used by other companies.

               MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL
                      CONDITION AND RESULTS OF OPERATIONS

OVERVIEW

     During the first six months of 2000 we continued to execute our growth strategy by increasing our membership to approximately 40.5 million members as of July 1, 2000 compared with 36.0 million members as of July 1, 1999 (excluding approximately 8.3 million and 9.5 million members, respectively, served under the United HealthCare contract that expired in May 2000, for which we have implemented a transition plan to transfer these members to the new provider). We also continue to develop new products and services for sale to existing clients and pharmaceutical manufacturers and expand the services provided to existing clients. During the first six months of 2000, approximately 2.3 million members began utilizing expanded services that provide for more advanced formulary management and the addition of mail or network services where only one of these services had been previously utilized. We have one of the largest managed care membership bases of any PBM company. Although our membership counts are based on eligibility data provided by our clients, they necessarily involve some estimates, extrapolations and approximations. For example, some plan designs allow for family coverage under a single identification number, and we make assumptions about the average number of persons per family in calculating the membership covered by such plans. Because these assumptions may vary between PBMs, membership counts may not be comparable between our competitors and us. However, we believe our membership count provides a reasonable estimation of the population we serve, and can be used as one measure of our growth.

     As previously disclosed, on April 1, 1999, we acquired Diversified Pharmaceutical Services, Inc. and Diversified Pharmaceutical Services (Puerto
Rico) Inc., from SmithKline Beecham Corporation and SmithKline Beecham InterCredit BV for approximately $715 million, which included a purchase price adjustment for closing working capital and transaction costs. Consequently, our operating results include those of DPS from April 1, 1999. The net assets acquired from DPS have been recorded at their estimated fair value, resulting in $754,236,000 of goodwill that is being amortized over 30 years. This acquisition has been accounted for under the purchase method of accounting.

     We derive our revenues primarily from the sale of PBM services in the United States and Canada. Our PBM revenues generally include administrative fees, dispensing fees and ingredient costs of pharmaceuticals dispensed from retail pharmacies included in one of our networks or from one of our mail pharmacies, and the associated costs are recorded in cost of revenues (the "Gross Basis"). Where we only administer the contracts between our clients and the clients' network pharmacies, as is the case for most of the customer contracts with DPS, we record as revenues only the administrative fee we receive from our activities (the "Net Basis"). We also derive PBM revenues from the sale of informed decision counseling services through our Express Health LineSM division, and the sale of medical information management services (which include the development of data warehouses to combine medical claims and prescription drug claims), disease management support services and quality and outcomes assessments through our Health Management Services division and Practice Patterns Science, Inc. subsidiary.

     Non-PBM revenues are derived from:

     - the sale of pharmaceuticals for and the provision of infusion therapy services through our subsidiary IVTx, Inc., doing business as Express Scripts Infusion Services

     - administrative fees received from pharmaceutical manufacturers for the dispensing or distribution of their pharmaceuticals requiring special handling or packaging through our Express Scripts Specialty Distribution Services subsidiary

RESULTS OF OPERATIONS

SIX MONTHS AND THREE MONTHS ENDED JUNE 30, 2000 COMPARED TO 1999

REVENUES

                              THREE MONTHS ENDED JUNE 30,            SIX MONTHS ENDED JUNE 30,
                           ----------------------------------   ------------------------------------
                                                   % INCREASE                             % INCREASE
                                                   2000 OVER                              2000 OVER
                             1999        2000         1999         1999         2000         1999
                           --------   ----------   ----------   ----------   ----------   ----------
                                                        (IN THOUSANDS)
PBM Gross Basis
  revenues...............  $914,082   $1,562,322      70.9%     $1,792,336   $2,949,049      64.5%
PBM Net Basis revenues...    67,396       65,081      (3.4)%        73,578      129,626      76.2%
Other revenues...........        --        3,116        nm              --        6,085        nm
                           --------   ----------      ----      ----------   ----------      ----
  Total PBM revenues.....  $981,478   $1,630,519      66.1%     $1,865,914   $3,084,760      65.3%
  Non-PBM revenues.......    15,271       22,848      49.6%         29,922       44,116      47.4%
                           --------   ----------      ----      ----------   ----------      ----
     Total revenues......  $996,749   $1,653,367      65.9%     $1,895,836   $3,128,876      65.0%
                           ========   ==========      ====      ==========   ==========      ====

-------------------------
nm = not meaningful

     Our growth in PBM Gross Basis revenues during the second quarter of 2000 and the six months ended June 30, 2000 over 1999 is primarily due to a combination of the following factors: the conversion of historical Express Scripts and DPS clients to our retail pharmacy networks and hence to the Gross Basis of recording revenues; higher drug ingredient costs resulting from price increases for existing drugs and new drugs introduced into the marketplace; increased membership; higher utilization; and the conversion of certain clients to a manufacturer program in which we derive an administrative fee for our services, which is recorded in revenue, from a formulary management program whereby amounts received from pharmaceutical manufacturers are recorded as a reduction of cost of revenues. The increase in revenues for the six months ended June 30, 2000 is also due to DPS revenues being reported for all of 2000 compared to only one quarter in 1999.

     Network pharmacy claims revenue and network pharmacy claims processed increased $464,804,000, or 63.9%, and 2,719,000, or 3.6%, respectively, during the second quarter of 2000 over 1999 and $869,357,000, or 63.4%, and 46,709,000, or 41.5%, respectively, for the six months ended June 30, 2000 over 1999. The average revenue per network pharmacy claim increased 58.2% over the second quarter of 1999 primarily as a result of the increased rate of historical Express Scripts and DPS clients moving from retail pharmacy networks contracted by the clients to one contracted by us and higher drug ingredient costs. As previously discussed under "-- Overview", we record the associated revenues for clients utilizing our retail pharmacy networks on the Gross Basis, therefore this shift to our retail pharmacy network results in increased Gross Basis revenues. The average revenue per network pharmacy claim increased 15.5% for the first six months of 2000 over 1999 also as a result of additional clients moving to one of our retail pharmacy networks, but the percentage change impact is diluted compared to the second quarter due to the three additional months of DPS claims in the first six months of 2000 over 1999.

     Mail pharmacy services revenues and mail pharmacy claims processed increased $179,958,000, or 74.4%, and 1,396,000, or 60.6%, respectively, for the second quarter of 2000 over 1999, and $340,351,000, or 71.7%, and 2,633,000, or
57.4%, respectively, for the six months ended June 30, 2000 over 1999. These increases are primarily due to the addition of new members with high mail utilization rates as well as increased utilization by existing members. For the three months and six months ended June 30, 2000 the average revenue per mail pharmacy claim increased 8.5% and 9.1% over the three months and six months, respectively, ended June 30, 1999 primarily due to higher drug ingredient costs, as discussed above.

     Other revenue increased $3,116,000 and $6,085,000, respectively, for the second quarter and the six months ended June 30, 2000 over 1999 due to fees received under our agreement with PlanetRx.com, Inc. Effective July 5, 2000 we restructured our agreement with PlanetRx in exchange for a one-time cash payment of $8,000,000. Approximately $3,700,000 of the payment represents amounts earned through the second quarter of 2000, the remainder represents a fee for the termination of the prior contract. No additional cash payments will be paid to us under the restructured agreement. Additionally, we retain our ownership of approximately 10.3 million common shares, or 19.8%, of PlanetRx.

     The increase in revenue for non-PBM services during 2000 compared to 1999 is primarily due to additional volume within Specialty Distribution Services resulting from a new contract that took effect during the fourth quarter of 1999.

COST AND EXPENSES

                                   THREE MONTHS ENDED JUNE 30,                          SIX MONTHS ENDED JUNE 30,
                         ------------------------------------------------   --------------------------------------------------
                                                    % OF       % INCREASE                                % OF       % INCREASE
                                                  REVENUES     2000 OVER                               REVENUES     2000 OVER
                           1999        2000      1999   2000      1999         1999         2000      1999   2000      1999
                         --------   ----------   ----   ----   ----------   ----------   ----------   ----   ----   ----------
                                                                    (IN THOUSANDS)
PBM(1).................  $857,941   $1,501,446   87.4%  92.1%     75.0%     $1,670,033   $2,830,310   89.5%  91.8%     69.5%
Non-PBM(2).............    12,048       14,518   78.9%  63.5%     20.5%         23,603       28,717   78.9%  65.1%     21.7%
                         --------   ----------   ----   ----      ----      ----------   ----------   ----   ----      ----
Cost of revenues.......   869,989    1,515,964   87.3%  91.7%     74.3%      1,693,636    2,859,027   89.3%  91.4%     68.8%
Selling, general and
  administrative.......    63,539       69,015    6.4%   4.2%      8.6%        103,757      133,396    5.5%   4.3%     28.6%
Depreciation and
  amortization(3)......    18,358       18,406    1.8%   1.1%      0.3%         24,580       37,396    1.3%   1.2%     52.1%
Non-recurring ex-
  penses...............     9,400           --    0.9%   0.0%       nm           9,400           --    0.5%   0.0%       nm
                         --------   ----------   ----   ----      ----      ----------   ----------   ----   ----      ----
Total cost and ex-
  penses...............  $961,286   $1,603,385   96.4%  97.0%     66.8%     $1,831,373   $3,029,819   96.6%  96.8%     65.4%
                         ========   ==========   ====   ====      ====      ==========   ==========   ====   ====      ====

-------------------------
(1) % of revenues data is percentage against PBM revenues

(2) % of revenues data is percentage against non-PBM revenues

(3) Represents depreciation and amortization expense included in selling, general and administrative expenses on our Statement of Operations. Cost of revenues, above, also includes depreciation and amortization expense on property and equipment of $2,216 and $2,502 for the three months ended June 30, 1999 and 2000, respectively, and $4,481 and $5,079 for the six months ended June 30, 1999 and 2000, respectively.

nm = not meaningful

     Cost of revenues for PBM services as a percentage of total PBM revenues has increased for the second quarter and the six months ended June 30, 2000 over 1999. This increase is primarily due to converting both historical Express Scripts and DPS clients from pharmacy networks contracted by the client to one contracted by us, for which we record the drug ingredient cost in cost of revenue (see further discussion under "-- Overview"), and the establishment of a contract reserve due to pricing issues with a particular client agreement. These increases in cost of revenues were partially offset by increases in amounts received from pharmaceutical manufacturers for our formulary management programs during the first half of 2000.

     Cost of revenues for non-PBM services decreased as a percentage of non-PBM revenues in 2000 from 1999 primarily due to additional volume of business within Specialty Distribution Services, where we record as revenue only our administrative fee for distributing pharmaceutical manufacturers' products. Specialty Distribution Services was also able to derive operating cost efficiencies as a result of the increase in volume serviced under the contract that took effect in the fourth quarter of 1999, as discussed above.

     Selling, general and administrative expenses, excluding depreciation and amortization, increased $5,476,000, or 8.6%, in the second quarter of 2000 over 1999 and $29,639,000, or 28.6%, for the first six months of 2000 over 1999. The increase in 2000 is primarily due to costs incurred in funding our Internet initiatives and expenditures required to expand the operational and administrative support functions to enhance management of the pharmacy benefit. The fees received under our agreement with PlanetRx enabled us to accelerate our Internet initiatives in the first half of the year. The elimination of such fees is not expected to materially impact net income for 2000 or 2001. However, as a percentage of total revenue, selling, general and administrative expenses decreased to 4.2% and 4.3%, respectively, for the three and six months ended June 30, 2000 from 6.4% and 5.5%, respectively, for the three and six months ended June 30, 1999.

     Depreciation and amortization substantially increased for the six months ended June 30, 2000 over 1999 due to the acquisition of DPS, as 1999 only included amortization of the DPS goodwill and other intangible assets for three months. During the first six months of 2000, we have recorded amortization expense for goodwill and other intangible assets of $30,988,000 compared to $20,585,000 for the six months ended June 30, 1999. The remaining increases in 2000 were primarily due to expansion of our operations and enhancement of our information systems to better serve our clients.

     During the second quarter of 1999, we recorded a pre-tax restructuring charge of $9,400,000 associated with the consolidation of our Plymouth, Minnesota facility into our Bloomington, Minnesota facility. In December 1999, the associated accrual was reduced by $2,301,000, primarily as a result of subleasing a portion of the unoccupied space. The consolidation plan includes the relocation of all employees at the Plymouth facility to the Bloomington facility that began in August 1999 and will end in the third quarter of 2000. Included in the restructuring charge are anticipated cash expenditures of approximately $4,823,000 for lease termination fees and rent on unoccupied space (which payments will continue through April 2001, when the lease expires) and anticipated non-cash charges of approximately $2,276,000 for the write-down of leasehold improvements and furniture and fixtures. The restructuring charge does not include any costs associated with the physical relocation of the employees.

OTHER INCOME (EXPENSE), NET

     Our interest expense, net has decreased by $10,650,000 and $2,659,000, to $11,137,000 and $23,957,000, respectively, for the quarter ended and the six months ended June 30, 2000 compared to 1999. The decrease is a result of utilizing the $299,381,000 proceeds from our June 1999 common stock offering to repay a portion of our credit facility, as well as utilizing $179,131,000 of our internally generated cash to pay-down our credit facility from June 1999 through June 30, 2000. Additionally, we have repurchased $10,115,000 of our Senior Notes as of June of 2000 (see "-- Liquidity and Capital Resources").

     As previously announced, we recorded a $155,500,000 ($97,032,000 after tax) non-cash impairment charge related to our investment in PlanetRx common stock during the second quarter of 2000 as the loss in value was deemed to be other than temporary. Therefore, any unrealized loss associated with recording our investment in PlanetRx at current market value that we had recorded in stockholders' equity was written off to the current period earnings, in addition to any additional charges necessary to write-down the value of our investment in accordance with Financial Accounting Standards Board Statement No. 115, "Accounting for Certain Investments in Debt and Equity Securities."

PROVISION FOR INCOME TAXES

     For the second quarter and six months ended June 30, 2000, we had a tax benefit of $42,478,000 and $27,655,000 due to the marketable securities impairment write-down discussed under "-- Other income (expense), net." Excluding the $9,400,000 restructuring charge in 1999 and $58,468,000 tax benefit from the write-down in 2000, our effective tax rate would have been 44.6% and 41.2% for the quarter ended June 30, 1999 and 2000, respectively, and 44.3% and 41.0% for the six months ended June 30, 1999 and 2000, respectively. Our effective tax rate for continuing operations decreased from 1999 primarily due to the reduction in the non-deductible goodwill and customer contract amortization expense associated with the ValueRx acquisition as a percentage of income before income taxes. The goodwill and customer contract amortization for the DPS acquisition is deductible for income tax purposes due to the filing of an Internal Revenue Code sec.338(h)(10) election.

NET INCOME AND EARNINGS PER SHARE

     Our net income decreased $74,598,000 to a net loss of $74,177,000 for the second quarter of 2000 from 1999 and $66,709,000 to a net loss of $52,745,000 for the first six months of 2000 from 1999. The following items impacted earnings:

     - a non-cash impairment charge during the second quarter of 2000 in the amount of $155,500,000 ($97,032,000 net of tax) relating to our PlanetRx investment (see "-- Other income (expense), net")

     - a restructuring charge during the second quarter of 1999 in the amount of $9,400,000 ($5,773,000 net of tax) for the Minneapolis facility consolidation (see "-- Cost and expenses")

     - an extraordinary loss on the early retirement of debt during the second quarter of 1999 in the amount of $6,597,000, net of tax

     - assuming our equity and debt offerings in 1999 occurred on April 1, 1999, we would have realized a reduction in interest expense of approximately $3,807,000, net of tax

     Excluding these effects on net income for 1999 and 2000 net income per diluted share would have been $0.42 and $0.59 for the second quarter of 1999 and 2000, respectively, and $0.82 and $1.14 for the six months ended June 30, 1999 and 2000, respectively.

FISCAL YEAR 1999 COMPARED TO 1998 AND FISCAL YEAR 1998 COMPARED TO 1997

NET REVENUES

                                        YEAR ENDED DECEMBER 31,          % INCREASE   % INCREASE
                                  ------------------------------------   1998 OVER    1999 OVER
                                     1997         1998         1999         1997         1998
                                  ----------   ----------   ----------   ----------   ----------
                                             (IN THOUSANDS)
PBM Gross Basis revenues........  $1,168,922   $2,742,485   $4,007,077     134.6%        46.1%
PBM Net Basis revenues..........      22,251       22,626      212,217       1.7%       837.9%
Other revenues..................          --           --        3,000        nm           nm
                                  ----------   ----------   ----------     -----        -----
  Total PBM revenues............  $1,191,173   $2,765,111   $4,222,294     132.1%        52.7%
  Non-PBM revenues..............      39,461       59,761       65,810      51.4%        10.1%
                                  ----------   ----------   ----------     -----        -----
     Total revenues.............  $1,230,634   $2,824,872   $4,288,104     129.5%        51.8%
                                  ==========   ==========   ==========     =====        =====

-------------------------
nm = not meaningful

     Our growth in PBM revenues during 1999 over 1998 is primarily due to the inclusion of ValueRx for the full twelve months of 1999 compared to only nine months of 1998, the inclusion of DPS for nine months of 1999, increased member utilization and higher drug ingredient costs resulting from price increases for existing drugs, new drugs introduced into the marketplace and changes in therapeutic mix and dosage. Our growth in PBM revenues during 1998 over 1997 is primarily due to the inclusion of ValueRx, higher drug ingredient costs and mail utilization.

     Revenues for network pharmacy claims increased $1,039,588,000, or 51.8%, in 1999 over 1998 and $1,175,659,000, or 141.7%, in 1998 over 1997. Network pharmacy claims processed increased 142.0% to 273,909,000 in 1999 over 1998. The average revenue per network pharmacy claim decreased 37.2% from 1998 primarily due to the acquisition of DPS, as DPS records revenue on the Net Basis which substantially reduces the average revenue per network pharmacy claim. Excluding DPS, the average revenue per network pharmacy claim increased 8.2% over 1998. During 1998, network pharmacy claims processed increased 54.7% to 113,177,000 over 1997. The average revenue per network pharmacy claim increased 56.3% in 1998 from 1997 primarily due to a higher percentage of clients' revenue being reported on the Gross Basis compared to the Net Basis.

     Revenues for mail pharmacy services increased $389,244,000, or 52.8%, in 1999 over 1998 and $385,149,000, or 109.6%, in 1998 over 1997. These increases are the result of the growth in mail pharmacy claims processed of 42.8% to 10,608,000 in 1999 over 1998 and 90.5% to 7,426,000 in 1998 over 1997. These increases are primarily due to the acquisitions of ValueRx and DPS, increased utilization by existing members as well as the addition of new members. The average revenue per mail pharmacy claim increased 7.0% in 1999 over 1998 and 10.0% in 1998 over 1997 primarily due to higher drug ingredient costs as stated above.

     The increase in revenue for non-PBM services in 1999 and 1998 is primarily due to additional business within Specialty Distribution Services and continued changes in the product mix sold in our Infusion Services business that resulted in higher drug ingredient costs. These increases were partially offset by the reduction in revenues from our managed vision business due to the restructuring of this operation during 1998.

COST AND EXPENSES

                                              YEAR ENDED DECEMBER 31,
                             ---------------------------------------------------------        % INCREASE
                                                                      % OF REVENUES        1998        1999
                                1997         1998         1999      1997   1998   1999   OVER 1997   OVER 1998
                             ----------   ----------   ----------   ----   ----   ----   ---------   ---------
                                        (IN THOUSANDS)
PBM(1).....................  $1,088,225   $2,540,360   $3,774,618   91.4%  91.9%  89.4%    133.4%        48.6%
Non-PBM(2).................      30,942       44,637       52,287   78.4%  74.7%  79.5%     44.3%        17.1%
                             ----------   ----------   ----------   ----   ----   ----     -----      -------
Cost of revenues...........   1,119,167    2,584,997    3,826,905   90.9%  91.5%  89.2%    131.0%        48.0%
Selling, general and
  administrative...........      57,257      130,116      231,543   4.7%   4.6%   5.4%     127.2%        78.0%
Depreciation and
  amortization(3)..........       5,360       18,874       62,651   0.4%   0.7%   1.5%     252.1%       231.9%
Non-recurring expenses.....          --        1,651       30,221   0.0%   0.0%   0.7%        nm      1,730.5%
                             ----------   ----------   ----------   ----   ----   ----     -----      -------

                                              YEAR ENDED DECEMBER 31,
                             ---------------------------------------------------------        % INCREASE
                                                                      % OF REVENUES        1998        1999
                                1997         1998         1999      1997   1998   1999   OVER 1997   OVER 1998
                             ----------   ----------   ----------   ----   ----   ----   ---------   ---------
                                        (IN THOUSANDS)
Total cost and expenses....  $1,181,784   $2,735,638   $4,151,320   96.0%  96.8%  96.8%    131.5%        51.7%
                             ==========   ==========   ==========   ====   ====   ====     =====      =======

-------------------------
(1) % of revenues data is percentage against PBM revenues

(2) % of revenues data is percentage against non-PBM revenues

(3) Represents depreciation and amortization expense included in selling, general and administrative expenses on our Statement of Operations. Cost of revenues, above, also includes depreciation and amortization expense on property and equipment of $4,998, $7,575 and $9,216 for the years ended December 31, 1997, 1998 and 1999, respectively.

nm = not meaningful

     Our cost of revenues for PBM services as a percentage of total PBM revenues decreased in 1999 from 1998 primarily due to the acquisition of DPS, as DPS records revenues under the Net Basis. In future periods, we expect the gross margin percentage will be somewhat higher than in prior periods until we convert DPS clients to our pharmacy networks. As this conversion occurs, we will record revenues for converted clients on the Gross Basis and we anticipate that the gross margin percentage will then begin to decline, although profitability is not expected to be adversely affected by these changes. Excluding DPS, the gross margin percentage for the year ended December 31, 1999 decreased to 7.4% from 8.1% for the year ended December 31, 1998. The decrease is primarily due to lower drug ingredient margins resulting from changes in therapeutic mix, lower pricing offered to clients and increased revenue sharing offset by improving margins from our Health Management Service business. The gross margin percentage in 1998 decreased from 1997 primarily due to a shift toward our established pharmacy networks, lower pricing offered to clients and increased revenue sharing. Prior to 1998, we had been experiencing this trend and the acquisition of ValueRx continued the trend as ValueRx clients primarily used ValueRx established retail pharmacy networks. Partially offsetting the gross margin decrease were operating efficiencies achieved in our mail pharmacies during 1998 and revenues generated from integrated PBM services, such as medical drug analysis, that provide higher gross margins.

     Cost of revenues for non-PBM services increased as a percentage of non-PBM revenues over 1998 primarily due to the continued change in product mix sold, resulting in additional costs of approximately $2,141,000. In addition, cost of revenues from Specialty Distribution Services increased 88.9% over 1998 as a result of establishing a new facility to support a larger operation. Cost of revenue as a percentage of revenue in 1998 decreased from 1997 primarily due to the inclusion of Specialty Distribution Services, which provides higher gross margins, as well as improved gross margins from the restructuring of Vision Services.

     Selling, general and administrative expenses, excluding depreciation and amortization, increased $101,427,000, or 78.0%, in 1999 over 1998 and $72,859,000, or 127.2%, in 1998 over 1997. The increase in 1999 is primarily due to our acquisition of DPS, costs incurred during the integration of DPS and ValueRx ($8,833,000 in 1999), costs incurred in funding our Internet operations, costs required to expand the operational and administrative support functions to enhance management of the pharmacy benefit, and the inclusion of ValueRx for a full twelve months. The increase during 1998 was the result of our acquisition of ValueRx, costs incurred during the integration of ValueRx ($8,331,000 in 1998) and costs required to expand the operational and administrative support functions to enhance management of the pharmacy benefit. During 1997, 1998 and 1999, we capitalized $1,982,000, $10,244,000 ($5,209,000 of which related to integration) and $15,997,000 ($8,349,000 of which related to integration), respectively, in new systems development costs. As a percentage of total revenues, selling, general and administrative expenses, excluding depreciation and amortization, for 1999 increased to 5.4% from 4.6% in 1998 and 4.7% in 1997. The increase in the percentage of revenues in 1999 is primarily attributed to DPS recording revenue on the Net Basis.

     Depreciation and amortization substantially increased during 1999 over 1998 and 1998 over 1997 due to the acquisitions of DPS and ValueRx. During 1999, we recorded amortization expense for goodwill and other intangible assets of $53,297,000 compared to $12,183,000 in 1998. The remaining increases in 1999 were primarily due to integration, expanding our operations and enhancing our information systems to better serve our clients.

     During 1999 and 1998, we incurred the following non-recurring charges:

     - During the second quarter of 1999, we incurred a $9,400,000 charge for the consolidation of our Plymouth, Minneapolis facility into our Bloomington, Minnesota facility. The consolidation plan includes the relocation of all employees at the Plymouth facility to the Bloomington facility, expected to be completed in the third quarter of 2000. We obtained the two facilities through acquisitions of ValueRx and DPS. Included within the charge were anticipated cash expenditures of approximately $5,700,000 ($4,318,000 paid in 1999) for lease termination fees and rent on unoccupied space to be paid through April 2001 and anticipated non-cash charges of approximately $3,700,000 ($2,248,000 written-off in 1999) for the write-off of leasehold improvements and furniture and fixtures. The charge does not include any costs associated with the physical relocation of the employees. During the fourth quarter of 1999, we reduced the original estimates of non-cash charges by $1,424,000 and of the anticipated cash expenditures attributable to rent on the unoccupied space by $877,000 due to the landlord renting the space sooner than we had anticipated.

     - As a result of the integration of our acquisitions, we entered into a contract during the fourth quarter of 1999 to consolidate the operation of our computer systems with a single vendor. As a result, 51 employees were notified that their employment was being transitioned to the outsourcer, requiring $332,000 in severance payments to the employees. In addition, we will incur $1,816,000 in cash expenditures associated with the termination of an existing outsourcing contract and additional transition payments to the outsourcer. We incurred non-cash charges of $485,000 related to the impairment of certain software projects abandoned due to the outsourcing. These projects were written off during the fourth quarter of 1999. Completion of this plan is expected to occur during the first quarter of 2000 when all cash expenditures will be made.

     - To coordinate our PBM service offerings, we restructured the operations of our Practice Patterns Science subsidiary by transferring the management responsibility to Health Management Services during the fourth quarter of 1999. As a result, we incurred $133,000 in severance payments in December 1999 to one employee and have paid the remaining $277,000 in severance costs to eight employees during January 2000. In addition, we incurred a $559,000 charge related to our purchase of the common stock held by the management of Practice Patterns Science.

     - In conjunction with the sale of the assets of YourPharmacy.com, Inc. to PlanetRx, we recorded a $19,520,000 stock compensation charge relating to former YourPharmacy.com employees. The amount of the charge was determined using the initial public offering price of $16 per share for PlanetRx common stock.

     - During the second quarter of 1998, we incurred a $1,651,000 charge for the restructuring of our managed vision business due to us reaching an agreement with Cole Managed Vision, a subsidiary of Cole National Corporation, to provide certain vision care services for our clients and their members. The charge consisted of a $1,235,000 write-down in fixed assets and $416,000 for the transition of 61 employees and was completed during the third quarter of 1999.

OTHER INCOME (EXPENSE), NET

     During 1999, we recognized a one-time gain of $182,930,000 related to the sale of the assets of YourPharmacy.com, Inc. in exchange for a 19.9% ownership interest in PlanetRx. This one-time gain was partially offset by a $39,780,000, or 196.6%, increase in interest expense resulting from the debt incurred to purchase DPS (see "-- Liquidity and Capital Resources"). Interest expense was significantly higher in 1998 over 1997 due to the financing of the ValueRx acquisition with $360 million of borrowed funds (see "-- Liquidity and Capital Resources").

     Interest income in 1999 decreased from 1998 due to using our available cash to purchase DPS and for repayment of debt. The increase in interest income in 1998 over 1997 is due to investing larger cash balances.

PROVISION FOR INCOME TAXES

     Our effective tax rate for continuing operations decreased to 40.7% in 1999 from 44.0% in 1998 primarily due to a higher income before income taxes to offset the non-deductible goodwill and customer contract amortization expense associated with the ValueRx acquisition. The goodwill and customer contract amortization for the DPS acquisition is deductible for income tax purposes due to the filing of an Internal Revenue Code sec.338(h)(10) election. The effective tax rate increased to 44.0% in 1998 from 38.9% in 1997 primarily due to non-deductible goodwill and customer contracts amortization expense resulting from the ValueRx acquisition.

NET INCOME AND EARNINGS PER SHARE

     Our net income increased $107,544,000 or 252.0% in 1999 over 1998, and $9,245,000 or 27.7% in 1998 over 1997. Net income for 1999 was affected due to the following one-time items:

     - non-recurring charges discussed in "-- Cost and expenses" totaling $30,221,000 ($18,188,000, net of tax)

     - one-time gain of $182,930,000 ($112,037,000, net of tax) discussed in "-- Other income (expense), net"

     - an extraordinary loss on the early retirement of debt of $7,150,000, net of tax. The extraordinary loss is associated with refinancing the debt incurred in connection with our acquisition of ValueRx, refinancing the debt incurred in connection with our acquisition of DPS from the proceeds of our equity and debt offerings, and repayment of the debt from our own cash, as discussed in "-- Liquidity and Capital Resources" below.

     Excluding these one-time items, net income for 1999 would have been $63,519,000, or $1.76 per basic share and $1.72 per diluted share compared to $1.32 per basic share and $1.30 per diluted share for 1998, excluding a non-recurring charge for the managed vision business of $1,651,000 ($1,002,000, net of tax). Had our equity offering and Senior Notes offering been completed by April 1, 1999 our net income, excluding the one-time items above, would have been $67,326,000 or $1.81 per basic share and $1.77 per diluted share.

     Basic and diluted weighted average shares outstanding for 1999 increased 9.0% and 9.9%, respectively, over 1998. The increase for both basic and diluted shares outstanding is primarily related to our offering of 5,175,000 shares of our Class A common stock in June 1999. The net proceeds of the offering were used to retire a portion of our long term debt, as discussed in "-- Liquidity and Capital Resources".

LIQUIDITY AND CAPITAL RESOURCES

     During the first six months of 2000, net cash provided by operations increased $45,611,000 to $98,027,000 from $52,416,000 in 1999. This increase is primarily due to bringing our inventory levels back down to our normal operating levels after increasing our inventory during the fourth quarter of 1999 by approximately $30,000,000 for our mail pharmacies' anticipation of potentially higher demand due to our members' Year 2000 concerns. Net cash provided by operations increased $87,485,000 from December 31, 1998 to 1999. Included in the increase is a one-time increase in cash balances of $113,732,000 relating to the reclassification of negative cash balances to claims and rebates payable due to the establishment of new banking relations during 1999, which resulted in moving certain cash disbursement accounts to banks not holding our cash concentration accounts. This increase was offset by the previously discussed increase in inventory for our mail pharmacies' anticipation of potentially higher demand due to our members' Year 2000 concerns.

     The inclusion of DPS reduced our days sales outstanding to 31.0 days at June 30, 2000 from 36.9 days at December 31, 1998 and 35.9 days at December 31, 1997. Gross revenues must be used to calculate the days sales outstanding due to the impact of the Gross Basis versus the Net Basis of recording revenues, as discussed in "-- Overview" and "-- Revenues." The accounts receivable balance includes the cost of the pharmaceutical dispensed, which may not be included in revenues, as required by generally accepted accounting principles, based on the contractual terms embedded in client and pharmacy contracts. The following table presents our days sales outstanding for the years ended:

                                                                           SIX MONTHS ENDED
                                       YEAR ENDED DECEMBER 31,                 JUNE 30,
                                 ------------------------------------   -----------------------
                                    1997         1998         1999         1999         2000
                                 ----------   ----------   ----------   ----------   ----------
                                                         (IN THOUSANDS)
Total revenues.................  $1,230,634   $2,824,872   $4,288,104   $1,895,836   $3,128,876
Client/pharmacy pass through...     764,367      726,960    3,570,108    1,324,929    1,680,688
                                 ----------   ----------   ----------   ----------   ----------
Gross revenues.................  $1,995,001   $3,551,832   $7,858,212   $3,220,765   $4,809,564
                                 ==========   ==========   ==========   ==========   ==========
Average monthly gross
  receivables..................  $  196,213   $  359,423   $  597,160   $  525,057   $  819,207
                                 ==========   ==========   ==========   ==========   ==========
Days sales outstanding.........        35.9         36.9         27.7         29.5         31.0
                                 ==========   ==========   ==========   ==========   ==========

     Our allowance for doubtful accounts has increased $4,485,000 or 26.0% to $21,766,000 at June 30, 2000 from $17,281,000 at December 31, 1999. As a percentage of at risk receivables (receivables for which we have a corresponding contractual obligation to pay the applicable retail pharmacy), the allowance for doubtful accounts is 3.1% at June 30, 2000 compared to 2.2%, 3.9% and 2.6% at December 31, 1997, 1998 and 1999, respectively.

     We previously announced that we anticipated our cash flow from operations would be temporarily reduced by approximately $20,000,000 due to the termination of the United HealthCare contract during the third quarter of 2000. We subsequently negotiated with United HealthCare a revision to the previously announced transition plan which will extend the transition period and cause the temporary cash reduction to occur primarily during the fourth quarter of 2000 and the first quarter of 2001. The effect of this extension will reduce the maximum amount of the reduction and spread the effect over a longer period of time, thereby reducing the effect in any one quarter. We expect to fund the termination of the United HealthCare contract in 2000 and 2001 primarily with operating cash flow. We will continue to utilize our operating cash flows for future debt prepayments, stock repurchases, integration costs, technology initiatives and other normal operating cash needs as we deem appropriate.

     Our capital expenditures for the six months ended June 30, 2000 increased $10,336,000, or 63.9%, over 1999 primarily due to integration related activities as a result of our acquisitions, our concerted effort to invest in our information technology to enhance the services provided to our clients and the continued renovation of our Maryland Heights, Missouri operations facility. Our capital expenditures in 1999 increased $13,105,000 or 54.9% over 1998 primarily due to integration related activities as a result of our acquisitions, our concerted effort to invest in our information technology to enhance the services provided to our clients and the completion of our corporate headquarters. The $10,948,000 increase in 1998 capital expenditures over 1997 is primarily due to our integration of the ValueRx operations and our concerted effort to invest in information technology to enhance the services provided to our clients. In addition, we invested in equipment to improve efficiency and manage growth at our mail pharmacy facilities. We expect to continue investing in technology that will provide efficiencies in operations, manage growth and enhance the service provided to our clients. We expect to fund future anticipated capital expenditures primarily with operating cash flow or, to the extent necessary, with working capital borrowings under our $300 million revolving credit facility, discussed below.

     On April 1, 1999, we executed a $1.05 billion credit facility with a bank syndicate led by Credit Suisse First Boston and Bankers Trust Company consisting of $750 million in term loans, including $285 million of Term A loans and $465 million of Term B loans, and a $300 million revolving credit facility. As of July 1999, the Term B loans had been paid off through net proceeds from our equity and senior notes offerings and $74,131,000 of our internally generated cash. As a result, we recorded an extraordinary loss as discussed in "-- Net income and earnings per share" above under "-- Fiscal Year 1999 Compared to 1998 and Fiscal Year 1998 Compared to 1997". As of June 30, 2000, we had outstanding balances on our revolving credit facility and our Term A loans of $35 million and $285 million, respectively. During the third quarter 2000, we repaid the remaining $35 million on our revolving credit facility and prepaid $100 million on our Term A loans which were applied against our March 2001, 2002 and 2003 scheduled payments. The Term A loans and the revolving credit facility mature on March 31, 2005. The credit facility is secured by the capital stock of each of our existing and subsequently acquired domestic subsidiaries, excluding Practice Patterns Science, Inc., Great Plains Reinsurance Company, ValueRx of Michigan, Inc., Diversified NY IPA, Inc. and Diversified Pharmaceutical Services (Puerto
Rico), Inc., and is also secured by 65% of the stock of our foreign subsidiaries.

     The credit facility requires us to pay interest quarterly on an interest rate spread based on several LIBOR or base rate options. Using a LIBOR spread, the Term A loans and the revolving loan had an interest rate of 8.77% on June 30, 2000. Effective July 2000, the LIBOR interest rate spread has been reduced from 2% to 1.5% based upon calculations set forth in our credit facility. To alleviate interest rate volatility, we have entered into two separate swap arrangements, which are discussed in "-- Market Risk" below. Beginning in March 2003, we are required to make annual principal payments on the Term A loans of $56,750,000 in 2003, $62,700,000 in 2004 and $65,550,000 in 2005. The credit facility contains covenants that limit the indebtedness we may incur, dividends paid and the amount of annual capital expenditures. The covenants also establish a minimum interest coverage ratio, a maximum leverage ratio, and a minimum fixed charge coverage ratio. In addition, we are required to pay an annual fee of 0.5%, payable in quarterly installments, on the unused portion of the revolving credit facility ($265 million at June 30, 2000). At June 30, 2000, we are in compliance with all covenants associated with the credit facility.

     Additionally, on April 1, 1999, we executed a $150 million senior subordinated bridge credit facility from Credit Suisse First Boston Corporation and Bankers Trust Company. The proceeds from the bridge credit facility and $890 million in borrowings from the credit facility were used to consummate the DPS acquisition, refinance our $440 million credit facility, of which $360 million was outstanding, and other indebtedness and pay related fees and expenses.

     In June 1999, we completed our equity offering of 5,175,000 shares of our Class A common stock at an offering price of $61 per share, and also completed our offering of $250 million 9 5/8% Senior Notes due 2009. The net proceeds from the equity and debt offerings of $299,378,000 and $243,503,000, respectively, were used to retire the $150 million senior subordinated bridge credit facility plus accrued interest and repay a portion of the Term B portion of the credit facility plus accrued interest. The Senior Notes require interest to be paid semi-annually on June 15 and

December 15. The Senior Notes are callable at specified rates beginning in June 2004. The Senior Notes are unconditionally and joint and severally guaranteed by our wholly-owned domestic subsidiaries other than Practice Patterns Science, Inc., Great Plains Reinsurance Company, ValueRx of Michigan, Inc., Diversified NY IPA, Inc., and Diversified Pharmaceutical Services (Puerto Rico), Inc. During the second quarter of 2000, we repurchased $10,115,000 of our Senior Notes on the open market for $10,150,000, which includes $385,000 of accrued interest. As of June 30, 2000, the outstanding balance on our Senior Notes was $239,885,000.

     During the first half of 2000, we repurchased 790,000 shares of our Class A common stock for $30,247,000. As of June 30, 2000, we have repurchased a total of 1,265,000 shares of our Class A common stock under the stock repurchase program that we announced on October 25, 1996. Our board of directors approved the repurchase of up to 2,500,000 shares, and placed no limit on the duration of the program. Additional common stock repurchases, if any, will be made in such amounts and at such times as we deem appropriate based upon prevailing market and business conditions, subject to restrictions on stock repurchases contained in our bank credit facility and the Indenture which governs our Senior Notes.

     We regularly review potential acquisitions and affiliation opportunities. We believe that available cash resources, bank financing or the issuance of additional common stock could be used to finance future acquisitions or affiliations. However, there can be no assurance we will make new acquisitions or affiliations in 2000 or thereafter.

OTHER MATTERS

     In June 1998, Financial Accounting Standards Board Statement 133, Accounting for Derivative Instruments and Hedging Activities was issued. FAS 133 requires all derivatives to be recognized as either assets or liabilities in the statement of financial position and measured at fair value. In addition, FAS 133 specifies the accounting for changes in the fair value of a derivative based on the intended use of the derivative and the resulting designation. The effective date for FAS 133 was originally effective for all fiscal quarters of fiscal years beginning after June 15, 1999. However, the Financial Accounting Standards Board has deferred the effective date so that it will begin for all fiscal quarters of fiscal years beginning after June 15, 2000, and will be applicable to our first quarter of fiscal year 2001. Our present interest rate swaps will be considered cash flow hedges. Accordingly, the change in the fair value of the swaps will be reported on the balance sheet as an asset or liability. The corresponding unrealized gain or loss and any changes in unrealized gain or loss from the initial measurement date representing the effective portion of these hedges will be initially recognized in stockholders' equity and other comprehensive income. If we had adopted FAS 133 as of June 30, 2000, we would have recorded the unrealized gain of $7,645,000 as an asset and increase in stockholders' equity and other comprehensive income.

IMPACT OF INFLATION

     Changes in prices charged by manufacturers and wholesalers for pharmaceuticals affect our revenues and cost of revenues. To date, we have been able to recover price increases from our clients under the terms of our agreements, although under selected arrangements in which we have performance measurements on drug costs with our clients we could be adversely affected by inflation in drug costs if the result is an overall increase in the cost of the drug plan to the client. To date, changes in pharmaceutical prices have not had a significant adverse affect on us.

MARKET RISK

     We have entered into two interest rate swaps that have fixed the interest rate as of June 30, 2000 for $285 million, or 89.1%, of our variable rate debt under our credit facility. As of June 30, 2000, both swaps are effective, one with a notional principal amount of $270 million and a fixed rate of interest of 5.88% per annum, plus the interest rate spread of 2.0%, which has been reduced to 1.5% effective July 2000. This swap began amortizing in April 1999 in semi-annual installments that increased to $36 million in April 2000, reducing the principal notional amount of the swap to $270 million. Our second swap became effective with an initial notional principal amount of $15 million and a fixed rate of interest of 6.25% per annum, plus the interest rate spread of 2.0%, which has been reduced to 1.5% effective July 2000. Therefore, we have, in effect, converted $270 million of our variable rate debt under our credit facility to fixed rate debt at 5.88% per annum, plus the interest rate spread of 2.0%, and $15 million of our variable rate debt under our credit facility to fixed rate debt at 6.25% per annum, plus the interest rate spread of 2.0%. The fair value of our swaps at June 30, 2000 is $7,645,000. In conjunction with our $100 million prepayment on our Term A loan during the third quarter of 2000, we restructured our two interest rate swaps reducing the notional amounts of the swaps to a combined $185 million.

     Interest rate risk is monitored on the basis of changes in the fair value and a sensitivity analysis is used to determine the impact interest rate changes will have on the fair value of the interest rate swaps, measuring the change in the net present value arising from the change in the interest rate. The fair value of the swaps are then determined by calculating the present value of all cash flows expected to arise thereunder, with future interest rate levels implied from prevailing mid-market yields for money-market instruments, interest rate futures and/or prevailing mid-market swap rates. Anticipated cash flows are then discounted on the assumption of a continuously compounding zero-coupon yield curve. A 10 basis point decline in interest rates at June 30, 2000 would have caused the fair value of the swaps to decrease by $2,274,000, resulting in a fair value of $5,371,000.

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

                                    BUSINESS

INDUSTRY OVERVIEW

     Prescription drug costs are the fastest growing component of health care costs in the United States. The U.S. Health Care Financing Administration estimates that prescription drugs accounted for approximately 8% of U.S. health care expenditures in 1998, and are expected to increase to 11% by 2008. U.S. prescription drug sales for 1998 were approximately $90.6 billion, and the Health Care Financing Administration projects continued sales increases at an average annual growth rate of approximately 11% through 2008, compared to an average annual growth rate of approximately 6% for total health care costs during this period. Based on information in our 1999 Annual Drug Trend Report, described below under "-- Company Operations -- Clinical Support", we estimate that average drug spend will grow at an annual rate of 15% from 2000 through 2004 and average per member drug spend will grow at a compound annual rate of 15% from 1995 through 2004, and that per member drug spend in 2004 will be $759 compared to $387 in 1999 and $216 in 1995. Factors underlying this trend include:

     - increases in research and development expenditures by pharmaceutical manufacturers, resulting in many new drug introductions

     - a shorter U.S. Food and Drug Administration approval cycle for new pharmaceuticals

     - high prices for new "blockbuster" drugs

     - an aging population

     - increased demand for prescription drugs due to increased disease awareness by patients, effective direct-to-consumer advertising by pharmaceutical manufacturers and a growing reliance on medication in lieu of lifestyle changes

     This trend creates a significant challenge to HMOs, health insurers, employers and unions that want to provide a drug benefit as part of the health plans they offer to members of their respective organizations. These health benefit providers, or "payors", engage the services of PBMs to help them provide a cost-effective drug benefit as part of their health plan and to better understand the impact of prescription drug utilization on their overall health care expenditures.

     In general, PBMs coordinate the distribution of outpatient pharmaceuticals through a combination of benefit management services, including retail drug card programs, mail pharmacy services and formulary management programs. PBMs emerged during the late 1980s by combining traditional pharmacy claims processing and mail pharmacy services to create an integrated product offering that could help manage the prescription drug benefit for payors. During the early 1990s, numerous PBMs were formed, with some providers offering a comprehensive, integrated package of services. Currently, there are an estimated 100 PBMs serving a population of approximately 190.0 million members and processing approximately 2 billion prescriptions annually. The PBM industry processed approximately $83 billion worth of prescriptions in 1999. The three largest PBMs account for approximately 80% of prescription volume or member lives.

     The services offered by the larger PBMs have broadened to include disease management programs, compliance programs, outcomes research, drug therapy management programs and sophisticated data analysis. Because these advanced capabilities require resources that may not be available to all PBMs, consolidation in the industry has occurred in recent years as PBMs seek to increase scale and capability by merging with or purchasing other PBMs.

THE COMPANY

     We are the third largest PBM in North America. We are independent from pharmaceutical manufacturer ownership, and believe our independence is important to our clients as it allows us to make unbiased formulary recommendations to our clients, balancing both clinical efficacy and cost.

     We provide a combination of benefit management services, including retail drug card programs, mail pharmacy services, drug formulary management programs and other clinical management programs for approximately 12,000 client groups that include HMOs, health insurers, third-party administrators, employers and union-sponsored benefit plans. Some of our largest clients include Aetna U.S. Healthcare, Oxford Health Plans, Blue Cross Blue Shield of Massachusetts, the State of Georgia, Blue Shield of California and the State of New York Empire Plan Prescription Drug Program.

     As of October 1, 2000, our PBM services were provided to approximately 41.5 million members in the United States and Canada who were enrolled in health plans sponsored by our clients, excluding approximately 500,000 members associated with United HealthCare health plans. The United HealthCare membership began transitioning to another provider on June 1, 2000 and the transition is now substantially complete. Although membership counts are based on eligibility data, they necessarily involve some estimates, extrapolations and approximations. For example, some plan designs allow for family coverage under one identification number, and we make assumptions about the average number of persons per family in calculating our total membership. Because these assumptions may vary among PBMs, membership counts may not be comparable between our competitors and us. However, we believe our membership count provides a reasonable estimation of the population we serve, and can be used as one measure of our growth.

     Our PBM offerings include:

     - network pharmacy claims processing, mail pharmacy services, benefit design consultation, drug utilization review, formulary management programs, disease management and medical and drug data analysis services, and compliance and therapy management programs for our clients

     - market research programs for pharmaceutical manufacturers

     - medical information management services, which include outcome assessments, the development of data warehouses combining medical claims and prescription drug claims, and sophisticated decision support tools to evaluate disease specific interventions on cost and quality, through our wholly owned subsidiary Practice Patterns Science, Inc.

     - informed decision counseling services through our Express Health LineSM division

     Our non-PBM offerings include:

     - infusion therapy services through our wholly owned subsidiary, Express Scripts Infusion Services

     - distribution of pharmaceuticals requiring special handling or packaging through our Express Scripts Specialty Distribution Services subsidiary

     Our revenues are generated primarily from the delivery of prescription drugs through our contractual network of retail pharmacies, mail pharmacy services and infusion therapy services. In 1997, 1998 and 1999, revenues from the delivery of prescription drugs to our members represented 97.3%, 98.2% and 93.4%, respectively, of our total revenues. Revenues from services, such as the administration of contracts between our clients and the clients' retail pharmacy networks (the "Net Basis"), market research programs, the sale of medical information management services, the sale of informed decision counseling services and our Specialty Distribution Services comprised the remainder of our revenues.

     Our PBM services are delivered primarily through networks of retail pharmacies that are under non-exclusive contract with us and through five mail pharmacy service centers, which we own and operate. More than 55,000 retail pharmacies, representing more than 99% of all U.S. retail pharmacies, participate in one or more of our networks. In 1999, we processed approximately
211.3 million network pharmacy claims and 10.6 million mail pharmacy prescriptions, with an estimated total drug spending of $8.7 billion, excluding United HealthCare network pharmacy claims of 62.6 million having an estimated total drug spending of $2.4 billion. For the nine months ended September 30, 2000, we processed approximately 175.4 million network pharmacy claims and approximately 11.1 million mail pharmacy prescriptions, with an estimated total drug spending of approximately $8.2 billion, excluding United HealthCare network pharmacy claims of 56.2 million having an estimated total drug spending of $2.6 billion.

STRATEGY

     Our strategy is to increase our membership base and grow profitability by focusing on generating sales to new clients and expanding the services we provide to existing clients, developing new products and services for sale to existing clients and pharmaceutical manufacturers, investing in information technologies to enhance our services and increase efficiencies, and selectively identifying and pursuing acquisitions to increase our membership base and enhance our product offerings.

     - Generation of Sales to New Clients and Growth from Existing Clients. Our primary growth strategy is to pursue sales to new clients and generate growth in the membership base of existing clients. Our compound annual growth rate in members, excluding our recent acquisitions, is 45% from our initial public offering through 1997, and including the acquisitions of ValueRx and DPS is 53% through 1999 (excluding United HealthCare membership). We are experiencing solid growth in each of the managed care (excluding the loss of United HealthCare), employer, insurance carrier and third party administrator market segments. Recent large new clients under contract with us include Ceres Health Care, Inc., a subsidiary of Ceres Group, Inc., and the State of Georgia. Growth within the membership base of existing clients is also important to our strategy. When our clients, such as managed care organizations, third-party administrators and other third-party payors, market their service offerings to potential customers, they generally market our prescription drug program as part of their offerings. As their client base grows, our membership base typically grows as well. Since our acquisitions of ValueRx and DPS, we have aggressively undertaken a program to sell formulary management services, mail pharmacy services and/or network pharmacy services to clients for whom ValueRx or DPS previously provided only one or two of these services. Since the second quarter of 1999, we have successfully sold additional services to approximately 8.5 million existing members.

     - Development and Sale of New Products and Services to Existing Clients and Pharmaceutical Manufacturers. We continue to emphasize the development and sale of new products and services as part of our PBM offerings to our existing clients, and we have begun marketing our products and services to selected pharmaceutical manufacturers. We believe these products and services are necessary to compete effectively in the current business environment and to differentiate us from our competitors on measures other than price. We intend to continue to invest in these capabilities in the future. Products and services developed by us in recent years include advanced formulary compliance programs, proprietary clinical services, disease management programs, drug outcomes research, drug therapy management programs, medical information management and sophisticated management reporting capabilities. We believe a particular growth area in the PBM industry will be medical information management. We believe our Practice Patterns Science subsidiary is an industry leader in this area, having developed proprietary software to process and sort medical claims, prescription drug claims and clinical laboratory data for use by managed care organizations and other health care companies. The clients most interested in these advanced capabilities are managed care organizations, but we believe third-party administrators and large employers present opportunities for the sale of these advanced capabilities as well. Recent products and services being offered to pharmaceutical manufacturers include the implementation of therapy compliance, therapy management and market research programs. We also believe opportunities exist for us to grow our non-PBM specialty distribution operation, which assists pharmaceutical manufacturers with the distribution of products requiring special handling/packaging or products targeted to a specific physician or patient population.

     - Investment in Information Technologies to Enhance Services and Increase Efficiencies. We continue to implement and refine our information technologies. We are developing interfaces with our clients to reduce our costs and give our clients the tools necessary to more effectively manage their pharmacy benefits. Member interfaces are being developed to educate consumers and help them better manage the pharmacy component of their health care, and to provide a more efficient means of handling member benefit/service inquiries. Through our alliances with physician connectivity companies, we are promoting the use of hand-held prescribing devices by physicians to improve the information available to the prescriber and enhance patient care. Portals are also being planned to improve efficiencies in our relationships with network pharmacies and pharmaceutical manufacturers.

     - Growth Through Strategic Acquisitions. During the past several years we have supplemented our strong internal growth with selected acquisitions of other PBMs. Our objectives in pursuing acquisitions are to increase the scale of our business, expand our client base, increase our penetration of PBM markets and expand our product and service offerings. Our acquisitions of ValueRx and DPS substantially increased our membership base, expanded our client base, increased our presence in key market segments and enhanced our clinical capabilities and technologies. Our acquisition of ValueRx added approximately 10.0 million members and our acquisition of DPS added approximately 13.0 million members excluding approximately 9.5 million United HealthCare members. We intend to continue to selectively identify and pursue potential acquisition targets in the future.

PRODUCTS AND SERVICES

PHARMACY BENEFIT MANAGEMENT

     Overview. Our PBM services involve the management of outpatient prescription drug usage to foster high quality, cost-effective pharmaceutical care through the application of managed care principles and advanced information technologies. We offer our PBM services to our clients in the United States and Canada. Our PBM offerings include:

     - retail pharmacy network administration

     - mail pharmacy services

     - benefit plan design consultation

     - formulary administration

     - electronic point-of-sale claims processing

     - drug utilization review

     - the development of advanced formulary compliance and therapeutic intervention programs

     - therapy management services such as prior authorization, therapy guidelines, step therapy protocols and formulary management interventions

     - sophisticated management information reporting and analytic services

     - outcomes assessments, the development of data warehouses combining medical claims and prescription drug claims, and sophisticated decision support tools to evaluate disease specific interventions on cost and quality

     - informed decision counseling

     - drug information through our DrugDigest.org and express-scripts.com websites (which are not a part of this prospectus)

     During 1999, 98.5% of our revenues were derived from PBM services, compared to 96.8% and 97.9% during 1997 and 1998, respectively. The number of network pharmacy claims processed and mail pharmacy claims processed, including United HealthCare, has increased to 273.9 million and 10.6 million claims, respectively, in 1999, from 42.9 million and 2.1 million claims, respectively, in 1995. During 1997 and 1998, we processed 73.2 million and 113.2 million network pharmacy claims, respectively, and 3.9 million and 7.4 million mail pharmacy claims, respectively. For the first nine months of 2000, 98.7% of our revenues were derived from PBM services. The number of network pharmacy claims processed and mail pharmacy claims processed, including United HealthCare, is
231.6 million and 11.1 million, respectively.

     Retail Pharmacy Network Administration. We contract with retail pharmacies to provide prescription drugs to members of the pharmacy benefit plans managed by us. In the United States, these pharmacies typically discount the price at which they will provide drugs to members in return for designation as a network pharmacy. We manage three nationwide networks in the United States and one nationwide network in Canada that are responsive to client preferences related to cost containment and convenience of access for members. We also manage over 350 networks of pharmacies that we have designed to meet the specific needs of some of our larger clients or that are under direct contract with our managed care clients.

     All retail pharmacies in our pharmacy networks communicate with us on-line and in real time to process prescription drug claims. When a member of a plan presents his or her identification card at a network pharmacy, the network pharmacist sends the specified claim data in an industry-standard format through our systems, which process the claim and respond to the pharmacy, typically within one or two seconds. The electronic processing of the claim involves:

     - confirming the member's eligibility for benefits under the applicable health benefit plan and the conditions to or limitations of coverage, such as the amount of copayments or deductibles the member must pay

     - performing a concurrent drug utilization review analysis and alerting the pharmacist to possible drug interactions and reactions or other indications of inappropriate prescription drug usage

     - updating the member's prescription drug claim record

     - if the claim is accepted, confirming to the pharmacy that it will receive payment for the drug dispensed

     Mail Pharmacy. We integrate our retail pharmacy services with our mail pharmacy services. We operate five mail pharmacies, located in Maryland Heights, Missouri; Tempe, Arizona; Albuquerque, New Mexico; Bensalem, Pennsylvania; and Troy, New York. These pharmacies provide members with convenient access to maintenance medications and enable our clients and us to control drug costs through operating efficiencies and economies of scale. In addition, through our mail service pharmacies, we are directly involved with the prescriber and member, and are generally able to achieve a higher level of generic substitutions and therapeutic interventions than can be achieved through the retail pharmacy networks. This further reduces our clients' costs.

     Benefit Plan Design and Consultation. We offer consultation and financial modeling to assist the client in selecting a benefit plan design that meets its needs for member satisfaction and cost control. The most common benefit design options we offer to our clients are:

     - financial incentives and reimbursement limitations on the drugs covered by the plan, including drug formularies, flat dollar or percentage of prescription cost copayments, deductibles or annual benefit maximum

     - generic drug substitution incentives

     - incentives or requirements to use only network pharmacies or to order certain drugs only by mail

     - reimbursement limitations on the number of days' supply of a drug that can be obtained

The selected benefit design is entered into our electronic claims processing system, which applies the plan design parameters as claims are submitted and enables our clients and us to monitor the financial performance of the plan.

     Formulary Development, Compliance and Therapy Management. Formularies are lists of drugs for which coverage is provided under the applicable plan. They are widely used in managed health care plans and, increasingly, by other health plan managers. We have over 10 years of formulary development expertise and an extensive clinical pharmacy department.

     Our foremost consideration in the formulary development process is the clinical appropriateness of the drug, not the cost of the drug. In developing formularies, we first undertake a rigorous therapeutic assessment of the drug's clinical effectiveness. After the clinical recommendation is made, it is evaluated on an economic basis. No drug is added to the formulary until our National Pharmacy & Therapeutics Committee, a panel of 17 independent physicians and 4 of our pharmacists, approves it. This panel does not consider any information regarding the discount or formulary fee arrangement that might be negotiated with the manufacturer in making its clinical recommendation. This ensures that the clinical result is not affected by the purchasing arrangement.

     We administer a number of different formularies for our clients that often identify preferred drugs whose use is encouraged or required through various benefit design features. Historically, many clients have selected a plan design that includes an open formulary in which substantially all drugs are covered by the plan and preferred drugs, if any, are merely recommended. Additional options include restricted formularies, in which various financial or other incentives exist for the selection of preferred drugs over their non-preferred counterparts, or closed formularies, in which benefits are available only for drugs listed on the formulary. Formulary preferences can be encouraged:

     - by restricting the formulary through plan design features, such as tiered copayments, which require the member to pay a higher amount for a non-preferred drug

     - through prescriber education programs, in which we or the managed care client actively seek to educate the prescribers about the formulary preferences

     - through our drug choice management program, which actively promotes therapeutic and generic interchanges to reduce drug costs

     We also provide formulary compliance services to our clients. For example, if the doctor has not prescribed the preferred drug on a client formulary, we notify the pharmacist through our claims processing system. The pharmacist or we can then contact the doctor to attempt to obtain the doctor's consent to switch the prescription to the preferred product. The doctor retains final decision-making authority in prescribing the medication. The doctor will consider the substitution in light of the patient's medical history, and either writes a new prescription or denies the substitution.

     We also offer innovative proprietary drug utilization review and clinical intervention programs, to assist clients in managing compliance with the prescribed drug therapy in identifying potential and inappropriate prescribing practices.

     Although we derive substantial revenue from pharmaceutical manufacturers, we recognize our primary responsibility is to the plan sponsors, and we believe our contracts with the pharmaceutical manufacturers provide us the flexibility to utilize the most efficacious products.

     Information Reporting and Analysis and Disease Management
Programs. Through the use of increasingly sophisticated information and reporting systems, we are better able to manage the prescription drug benefit. We have developed various services to offer our clients. One service enables a client to analyze prescription drug data to identify cost trends and budget for expected drug costs, to assess the financial impact of plan design changes and to identify costly utilization patterns through an on-line prescription drug decision support tool called ProActSM. This service permits our clients' medically sophisticated personnel, such as a clinical pharmacist employed by an HMO, to analyze prescription drug data on-line.

     In addition, our Practice Patterns Science subsidiary builds sophisticated data warehouses combining medical claims, prescription drug claims and clinical laboratory data to provide decision support to the health care industry. Proprietary Practice Patterns Science applications enable users to quickly evaluate shifts in medical conditions afflicting membership and the effectiveness of interventions from a cost and quality of care perspective. Practice Patterns Science users can evaluate the impact of new prescription drugs on the cost and results of treating specific medical conditions. Working with leading health care organizations, Practice Patterns Science continues to push the sophistication of data warehouses and the applications to provide insight into the subtleties of health care delivery.

     We offer additional disease management and education programs to assist health benefit plans and our members in managing the total health care costs associated with certain diseases, such as asthma, diabetes and cardiovascular disease. These programs are based upon the premise that patient and provider behavior can positively influence medical outcomes and reduce overall medical costs. Patient identification can be accomplished through claims data analysis or self-enrollment. Risk stratification surveys are conducted to establish a plan of care for individual program participants. Patient education is primarily effected through a series of telephone and written communications with nurses and pharmacists, and both providers and patients receive progress reports on a regular basis. Outcome surveys are conducted and results are compiled to analyze the clinical, personal and economic impact of the program.

     Electronic Claims Processing System. Our electronic claims processing system enables us to implement sophisticated intervention programs to assist in managing prescription drug utilization. The system can be used to alert the pharmacist to generic substitution and therapeutic intervention opportunities and formulary compliance issues, or to administer prior authorization and step-therapy protocol programs at the time a claim is submitted for processing. Our claims processing system also creates a database of drug utilization information that can be accessed both at the time the prescription is dispensed and also on a retrospective basis to analyze utilization trends and prescribing patterns for more intensive management of the drug benefit.

     Informed Decision Counseling. We offer health care decision counseling services through our Express Health LineSM division. This service allows a member to call a toll-free telephone number and discuss a health care matter with a care counselor who utilizes on-line decision support protocols and other guidelines to provide information to assist the member in making an informed decision in seeking appropriate treatment. Records of each call are maintained on-line for future reference. The service is available 24 hours a day. Some multilingual capabilities and service for the hearing impaired are also available. The counselors provide follow-up service to members to determine if their situation was resolved or if the counselor may provide additional assistance. Member satisfaction and outcomes assessments are tracked through a combination of member surveys, a quality assurance plan and system reports.

     Consumer Health and Medical Information. In July 1999, we launched an Internet site, DrugDigest.org, to provide a comprehensive source of non-commercial health and medical information. DrugDigest.org enables a consumer to stay informed about the wide variety of medicines on the market today, understand their treatment options and take an active role in their healthcare. These services are offered through reference material on drugs, vitamins, medical research and disease management, discussion groups, "Ask the Pharmacist" feature, and an e-Letter program enabling consumers to register and receive news and research on medical conditions most important to them. Drug information is also available through our express-scripts.com website (which is not a part of this prospectus).

NON-PBM

     In addition to PBM services, we also provide non-PBM services, including outpatient infusion therapy and specialty distribution services to our clients. During 1999, 1.5% of our revenues were derived from non-PBM services, compared to 3.2% and 2.1% during 1997 and 1998, respectively. This decline is partially due to the acquisitions of ValueRx and DPS, which significantly increased our PBM service revenues. For the nine months ended September 30, 2000, 1.3% of our revenues were derived from non-PBM services.

     Express Scripts Infusion Services. We provide infusion therapy services which involve the administration of prescription drugs and other products to a patient by catheter, feeding tube or intravenously, through our wholly owned subsidiary, IVTx, Inc., operating under the name Express Scripts Infusion Services. Our clients, which include managed care organizations, third-party administrators, insurance companies, case management companies, unions and self-insured employers, benefit from outpatient infusion therapy services because the length of hospital stays can be reduced. Rather than receiving infusion therapy in a hospital, we provide infusion therapy services to patients at home, in a physician's office or in a free-standing center operated by a managed care organization or other entity. We provide antimicrobial, cardiovascular, hematologic, nutritional, analgesic, chemotherapeutic, hydration, endocrine, respiratory and AIDS management treatments to patients. Infusion Services generally prepares the treatments in one of its infusion therapy pharmacies, which are licensed independently of our mail pharmacies. The treatments are either administered under the supervision of a staff of registered nurses or licensed vocational nurses who are employed at one of our sites or, in areas where we do not have a facility, through contracted registered nurses employed or otherwise retained by nursing agencies. We may also contract for pharmacy services for patients who live in outlying areas.

     We have facilities supporting our infusion services operations in Houston, Texas; Dallas, Texas; Columbia, Maryland; Maryland Heights, Missouri; Columbia, Missouri; Springfield, New Jersey; and West Chester, Pennsylvania. Infusion Services' information system maintains patient profiles and documents doses and supplies dispensed, and its drug utilization review component accesses our prescription records for members receiving both infusion and oral drug therapies to screen for drug interactions, incompatibilities and allergies.

     Express Scripts Specialty Distribution Services. We provide specialty distribution services by assisting pharmaceutical manufacturers with the distribution of, and creation of a database of information for, products requiring special handling/packaging or products targeted to a specific physician or patient population or to indigent patients. These services are provided in our Tempe, Arizona facility and new facilities located next to our Corporate Headquarters in Maryland Heights, Missouri.

SUPPLIERS

     We maintain an extensive inventory in our mail pharmacies of brand name and generic pharmaceuticals. If a drug is not in our inventory, we can generally obtain it from a supplier within one or two business days. We purchase our pharmaceuticals either directly from manufacturers or through wholesalers. During 1999, approximately 78.7% of our pharmaceutical purchases were through one wholesaler, most of which were brand name pharmaceuticals. Generic pharmaceuticals are generally purchased directly from manufacturers. We believe that alternative sources of supply for most generic and brand name pharmaceuticals are readily available.

CLIENTS

     We are a major provider of PBM services to the managed care industry, including several large HMOs, and the employer industry, both directly and through third-party administrators. Some of our largest managed care clients are Aetna U.S. Healthcare, Inc., Oxford Health Plans, Blue Cross Blue Shield of Massachusetts and Blue Shield of California. Some of our largest employer groups include the State of New York Empire Plan Prescription Drug Program (through a subcontracting relationship with CIGNA HealthCare), the State of Georgia and the State of Ohio Bureau of Workers' Compensation Fund. We also market our PBM services through preferred provider organizations, group purchasing organizations, health insurers, third-party administrators of health plans and union-sponsored benefit plans.

     With the completion of the DPS acquisition, United HealthCare was our largest client, with approximately 9.5 million members. Our contract with United HealthCare expired on May 31, 2000, and United HealthCare is moving to another provider at this time. We developed a migration plan to transition the United HealthCare membership to their new provider throughout 2000. The migration plan is now substantially complete, and we currently serve only approximately 500,000 United HealthCare members. In our financial analysis of the DPS acquisition, we assumed United HealthCare would not renew its contract. However, if we are unable to reduce our costs on a basis commensurate with our expectations and manage the transition of this large client to another provider both efficiently and effectively, the termination of this contract may materially adversely affect our business, results of operations and cash flows.

MEDICARE PRESCRIPTION DRUG COVERAGE

     The federal Medicare program provides a comprehensive medical benefit program for individuals age 65 and over. Today Medicare covers only a few outpatient prescription drugs. Both the Republicans and Democrats have proposed amendments to the Medicare program that would result in at least partial coverage for most outpatient prescription drugs. The Medicare population is large, and prescription drug utilization among seniors is substantially higher on average than that of other age groups.

     Many of the Medicare prescription drug proposals generally outline the program but lack important details regarding the administration of the plan. We believe that a Medicare prescription drug benefit could provide us with substantial new business opportunities, but at the same time any such program could adversely affect other aspects of our business. For instance, some of our clients sell medical policies to seniors that provide a prescription drug benefit that we administer. Other clients provide a prescription drug benefit to their retirees. Depending on the plan that is ultimately adopted, a Medicare prescription drug benefit could make such policies or plans less valuable to seniors, adversely affecting that segment of our business. While we believe that there would be opportunities for new business under a Medicare plan that would more than offset any adverse effects, we can give no assurance that this would be the case.

ACQUISITIONS

     On April 1, 1999, we acquired DPS from SmithKline Beecham Corporation and one of its affiliates for $715 million in cash, which reflects a purchase price adjustment for closing working capital and transaction costs. The acquisition positioned us as the third largest PBM in North America in terms of total members and provided us with one of the largest managed care membership bases of any PBM. In addition, the acquisition provided us with enhanced clinical capabilities and technologies.

     On April 1, 1998, we acquired the PBM business known as "ValueRx" from HCA -- The HealthCare Corporation (formerly Columbia/HCA HealthCare) for approximately $460 million in cash. Historically, while ValueRx, like us, served all segments of the PBM market, we primarily focused on managed care and smaller self-funded plan sponsors, and ValueRx concentrated on health insurance carriers and large employer and union groups. We believe the ValueRx acquisition has provided and will continue to provide us with additional resources and expertise, which will allow us to better serve our clients and competitively pursue new business in all segments of the PBM market.

COMPANY OPERATIONS

     General. In our various facilities in the United States, we own and operate five mail pharmacies and eight member service/pharmacy help desk call centers. Electronic pharmacy claims processing is principally directed through our Maryland Heights, Missouri facility then routed to the appropriate computer platform at our Maryland Heights, Missouri or Tempe, Arizona facility, which are maintained, managed and operated by Electronic Data Systems, or at facilities owned by EDS which maintains certain of our computer hardware. At our Canadian facility, we have sales and marketing, client services, pharmacy help desk, clinical, provider relations and certain management information systems capabilities.

     Sales and Marketing. We market and sell our PBM services in the United States primarily through an internal staff of sales directors and sales managers located in various cities throughout the United States. The sales representatives are supported by a staff of client service representatives, clinical pharmacy managers and business analyst consultants who focus on assisting our clients in managing the rising trend in pharmacy costs. Marketing and sales in Canada are conducted by representatives located in Mississauga, Ontario. Although we cross-sell our infusion services to our PBM clients, Infusion Services and Specialty Distribution Services also employ personnel to sell these specific products.

     Member Services. Although we sell our services to clients, the ultimate recipient of many of our services are the members of health plans sponsored by our clients. We believe, therefore, that client satisfaction is dependent upon member satisfaction. Members can call us toll-free, 24 hours a day, 7 days a week, to obtain information about their prescription drug plan. We employ member service representatives who are trained to respond to member inquiries.

     Provider Relations. Our Provider Relations department is responsible for contracting and administering our pharmacy networks. To participate in our retail pharmacy networks, pharmacists must meet certain qualifications and are periodically required to represent to us that their applicable state licensing requirements are being maintained and that they are in good standing. Pharmacies can contact our various pharmacy help desks toll-free, 24 hours a day, 7 days a week, for information and assistance in filling prescriptions for members. In addition, our Provider Relations group audits selected pharmacies in the retail pharmacy networks to determine compliance with the terms of the contract with our clients or us.

     Clinical Support. Our Health Management Services division employs clinical pharmacists, data analysts and outcomes researchers who provide technical support for our PBM services. These staff members assist in providing high level clinical pharmacy services such as formulary development, drug information programs, clinical interventions with physicians, development of drug therapy guidelines and the evaluation of drugs for inclusion in clinically sound therapeutic intervention programs.

     The Health Management Services division conducts specific data analyses to evaluate drug therapies, and analyzes and prepares reports on clinical pharmacy data for our clients. For example, in June 2000 we released our 1999 Drug Trend Report, marking our fourth consecutive year of publishing such a report. The report, which is based on a large sample of our membership base, examines trends in pharmaceutical utilization and cost and the factors that underlie those trends. This report has been included in our report on Form 8-K dated October 31, 2000, which is incorporated by reference in this prospectus.

     Information Systems. Our Information Systems department supports our pharmacy claims processing systems and other management information systems that are essential to our operations. Uninterrupted point-of-sale electronic network pharmacy claims processing is a significant operational requirement for us. We are in the process of integrating the traditional Express Scripts system with the systems acquired through the ValueRx and DPS acquisitions into an enhanced version of the system used by DPS. All claims are presently processed through systems which are maintained, managed and operated by EDS at our Maryland Heights, Missouri facility and Tempe, Arizona facility, or at facilities owned by EDS, which maintains certain computer hardware for us at its facility in Plano, Texas. Disaster recovery services for all systems are provided through our EDS services agreement. We have substantial capacity for growth in our claims processing facilities.

COMPETITION

     We believe the primary competitive factors in our business are price, quality of service and breadth of available services. We believe our principal competitive advantages are our size, our independence from pharmaceutical manufacturer ownership, our strong managed care and employer group customer base which supports the development of more sophisticated PBM services and our commitment to provide flexible and distinctive service to our clients.

     There are a large number of companies offering PBM services in the United States. Most of these companies are smaller than us and offer their services on a local or regional basis. We do, however, compete with a number of large, national companies, including Merck-Medco Managed Care, L.L.C. (a subsidiary of Merck & Co., Inc.), AdvancePCS and CaremarkRx, Inc., as well as numerous insurance and Blue Cross and Blue Shield plans and certain HMOs which have their own PBM capabilities. Several of these other companies may have greater financial, marketing or technological resources than us. In addition, a competitor that is owned by a pharmaceutical manufacturer may have pricing advantages that are unavailable to us and other independent PBMs. However, we believe our independence from pharmaceutical manufacturer ownership allows us to make unbiased formulary recommendations to our clients, balancing both clinical efficacy and cost. Some clients have indicated that our independence has been an important factor in their decision-making process. Consequently, we believe our independence provides us an advantage in marketing to these clients.

     Consolidation has been, and may continue to be, an important factor in the pharmaceutical industry, and particularly so in the PBM segment, due to the scale required to economically provide the full range of PBM services. We believe the size of our membership base provides us with the scale necessary to compete effectively in this marketplace.

     Some of our PBM services, such as disease management services, informed decision counseling services and medical information management services, compete with those being offered by pharmaceutical manufacturers, other PBMs, large national companies, specialized disease management companies and information service providers. Our non-PBM services compete with a number of large national companies as well as with local providers.

SERVICE MARKS AND TRADEMARKS

     We, and our subsidiaries, have registered the service marks "Express Scripts(R)", "PERx(R)", "ExpressTherapeutics(R)", "IVTx(R)", "PERxCare(R)", "RxWizard(R)", "RxWorkbench(R)", "PTE(R)", "InformRX(R)", "M.U.S.I.C.(R)" "ValueRx(R)", "Value Health, Inc.(R)" and "Diversified(R)", among others, with the United States Patent and Trademark Office. Our rights to these marks will continue so long as we comply with the usage, renewal filing and other legal requirements relating to the renewal of service marks. We are in the process of applying for registration of several other trademarks and service marks. If we are unable to obtain any additional registrations, we believe there would be no material adverse effect on our business.

INSURANCE

     Our PBM operations, including the dispensing of pharmaceutical products by our mail service pharmacies, and the services rendered in connection with our disease management and informed decision counseling services, and our non-PBM operations, such as the products and services provided in connection with our infusion therapy programs (including the associated nursing services), may subject us to litigation and liability for damages. We believe that our insurance protection is adequate for our present business operations, but there can be no assurance that we will be able to maintain our professional and general liability insurance coverage in the future or that such insurance coverage will be available on acceptable terms or adequate to cover any or all potential product or professional liability claims. A successful product or professional liability claim in excess of our insurance coverage, or one for which an exclusion from coverage applies, could have a material adverse effect upon our financial position or results of operations.

FACILITIES AND EMPLOYEES

     We operate our PBM and non-PBM businesses out of leased facilities throughout the United States and Canada.

        PBM FACILITIES            NON-PBM FACILITIES
        --------------            ------------------
  Maryland Heights, Missouri  Maryland Heights, Missouri
     Earth City, Missouri         Columbia, Missouri
        Tempe, Arizona              Dallas, Texas
    Bloomington, Minnesota          Houston, Texas
     Plymouth, Minnesota          Columbia, Maryland
    Bensalem, Pennsylvania          Tempe, Arizona
        Troy, New York         Springfield, New Jersey
  Farmington Hills, Michigan  West Chester, Pennsylvania
   Albuquerque, New Mexico
    Horsham, Pennsylvania
     Mississauga, Ontario

     Our Maryland Heights, Missouri facility houses our corporate offices. Express Scripts Infusion Services' and Specialty Distribution Services' corporate offices are also located at our Maryland Heights, Missouri facility. Specialty Distribution Services is operated out of our facility in Tempe, Arizona and a separate facility in Maryland Heights, Missouri. We believe our facilities have been generally well maintained and are in good operating condition. Our existing facilities contain approximately 1,200,000 square feet in area, in the aggregate.

     We own and lease computer systems at all processing centers. In late 1999, we entered into a five year agreement with EDS to outsource our information systems operations. Under the terms of the agreement, EDS has responsibility for operating and maintaining the computer systems. Our software for drug utilization review and other products has been developed internally by us or purchased under perpetual, nonexclusive license agreements with third parties. Our computer systems at each site are extensively integrated and share common files through local and wide area networks. An uninterruptible power supply and diesel generator allow our computers, telephone systems and mail pharmacy at each major site to continue to function during a power outage. To protect against loss of data and extended downtime, we store software and redundant files at both on-site and off-site facilities on a regular basis and have contingency operation plans in place. We cannot, however, provide any assurance that our contingency or disaster recovery plans would adequately address all relevant issues.

     As of September 1, 2000, we employed a total of 5,110 employees in the United States and 83 employees in Canada. Approximately 625 of the U.S. employees are members of collective bargaining units. Specifically, we employ members of the Service Employees International Union at our Bensalem, Pennsylvania facility, members of the United Auto Workers Union at our Farmington Hills, Michigan facility, and members of the United Food and Commercial Workers Union at our Albuquerque, New Mexico facility. We believe our relationships with our employees and our unions are good.

LEGAL PROCEEDINGS

     We acquired all of the outstanding capital stock of Value Health, Inc., a Delaware corporation, and Managed Prescription Network, a Delaware corporation, HCA -- The HealthCare Corporation (formerly Columbia/HCA HealthCare) and its affiliates on April 1, 1998 as part of our acquisition of ValueRx. VHI, MPN and/or their subsidiaries were party to various legal proceedings, investigations or claims at the time of the ValueRx acquisition. The effect of these actions on our future financial results is not subject to reasonable estimation because considerable uncertainty exists about the outcomes. Nevertheless, in the opinion of management, the ultimate liabilities resulting from any of these lawsuits, investigations or claims now pending will not materially affect our consolidated financial position, results of operations or cash flows.

     ValueRx and several of its subsidiaries are party to two securities litigation matters, Bash, et al. v. Value Health, Inc., et al., No. 3:97 cv 2711
(JCH) (D. Conn.) and Freedman, et al. v. Value Health, Inc., et al., No. 3:95 cv 2038 (JCH) (D. Conn.). The two lawsuits, each filed in 1995, allege that VHI and other defendants made false or misleading statements to the public in connection with VHI's acquisition of Diagnostek in 1995. Neither complaint specifies the amount of damages sought. On February 18, 1999, the court granted plaintiffs' motions for class certification and certified a class consisting of:

     - all persons who purchased or otherwise acquired shares of VHI during the period from April 3, 1995, through and including November 7, 1995, including those who acquired shares issued in connection with the Diagnostek merger

     - all persons who purchased or otherwise acquired shares of Diagostek during the period from March 27, 1995, through and including July 28, 1995

     Fact discovery in the consolidated lawsuit is complete and expert discovery will be completed and dispositive motions will be filed over the course of the next several months. No trial date has been set. In connection with the ValueRx acquisition, HCA -- The HealthCare Company agreed to defend and hold us and our affiliates, including VHI, harmless from and against any liability that may arise in connection with either of these proceedings. Consequently, we do not believe we will incur any material liability in connection with these matters.

     In addition, in the ordinary course of our business there have arisen various legal proceedings, investigations or claims now pending against us and our subsidiaries unrelated to the ValueRx acquisition. The effect of these actions on future financial results is not subject to reasonable estimation because considerable uncertainty exists about the outcomes. Nevertheless, in the opinion of management, the ultimate liabilities resulting from any of these lawsuits, investigations or claims now pending will not materially affect our consolidated financial position, results of operations or cash flows.

     Since 1993, retail pharmacies have filed over 100 separate lawsuits against pharmaceutical manufacturers, wholesalers and certain PBMs, challenging brand name drug pricing practices under various state and federal antitrust laws. The plaintiffs alleged, among other things, that the manufacturers had offered, and certain PBMs had knowingly accepted, discounts and rebates on purchases of brand name prescription drugs that violated the federal Robinson-Patman Act. Retail pharmacies also filed claims against the pharmaceutical manufacturers and drug wholesalers alleging a conspiracy not to discount pharmaceutical drugs in violation of Section 1 of the Sherman Act. Many of the cases were consolidated and were certified as a class action. Some of the pharmaceutical manufacturers settled both the Sherman Act and the Robinson-Patman claims against them. The class action Sherman Act settlements generally provide that the manufacturers will not refuse to pay discounts or rebates to retail pharmacies based on their status as such. Settlements with plaintiffs who opted out of the class are not part of the public record. The pharmaceutical manufacturer and wholesaler defendants in the class action who did not settle went to trial and were dismissed by the court on a motion for directed verdict. That dismissal was affirmed by the Court of Appeals for the Seventh Circuit, except for one claim which was remanded to the trial court and has now been dismissed. Many of the plaintiffs who opted out of the class action still have pending their Robinson-Patman and Sherman Act claims. The class action did not involve the Robinson-Patman claims, so many of those matters are still pending, as well. We are not a party to any of these proceedings. To date, we do not believe any settlements have had a material adverse effect on our business. However, we cannot provide any assurance that the terms of the settlements will not materially adversely affect us in the future. In addition, we cannot predict the outcome or possible ramifications to our business of the cases in which the plaintiffs are trying their claims separately, and we cannot provide any assurance that we will not be made a party to any such separate lawsuits in the future.

     On October 31, 2000 we became aware through press reports of a lawsuit filed against us by Working Rx, L.C. in Utah state court. The lawsuit seeks damages and injunctive relief relating to certain aspects of our workers' compensation business. We are currently assessing the merits of the claim.

                                   MANAGEMENT

EXECUTIVE OFFICERS AND DIRECTORS

     Our executive officers and directors are as follows:

NAME                                        AGE                        POSITION
----                                        ---                        --------
Howard L. Waltman.........................  68     Chairman of the Board
Barrett A. Toan...........................  53     President, Chief Executive Officer and Director
David A. Lowenberg........................  50     Chief Operating Officer
Terrence D. Arndt.........................  57     Senior Vice President of Marketing
Stuart L. Bascomb.........................  59     Executive Vice President -- Sales and Provider
                                                     Relations and Director
Thomas M. Boudreau........................  48     Senior Vice President, General Counsel and
                                                     Secretary
Mabel F. Chen.............................  57     Senior Vice President and Director of Site
                                                     Operations
Robert W. (Joe) Davis.....................  54     Senior Vice President and Chief Information
                                                     Systems Officer
Mark O. Johnson...........................  47     Senior Vice President of Administration
Linda L. Logsdon..........................  53     Executive Vice President of Health Management
                                                     Services
George Paz................................  45     Senior Vice President and Chief Financial Officer
Joseph W. Plum............................  53     Vice President and Chief Accounting Officer
Howard I. Atkins..........................  49     Director+
Gary G. Benanav...........................  54     Director
Frank J. Borelli..........................  65     Director*
Judith E. Campbell........................  52     Director+
Barbara B. Hill...........................  48     Director
Richard M. Kernan, Jr. ...................  59     Director+
Richard A. Norling........................  54     Director*
Frederick J. Sievert......................  52     Director+
Stephen N. Steinig........................  55     Director*+
Seymour Sternberg.........................  57     Director
Gary E. Wendlandt.........................  50     Director+
Norman Zachary............................  74     Director*

-------------------------
* Audit Committee member

+ Will be resigning from our board of directors contemporaneously with the completion of this offering

     Mr. Waltman was elected Chairman of the Board in March 1992. Mr. Waltman has been a director since our inception in September 1986. Mr. Waltman also serves as an advisor to Galen Group, a venture capital fund, and is a director of Computer Outsourcing Services Inc.

     Mr. Toan was elected Chief Executive Officer in March 1992 and President and a director in October 1990. Mr. Toan has been an executive employee of ours since May 1989.

     Mr. Lowenberg was elected our Chief Operating Officer in September 1999, and also served as Director of Site Operations from October 1994 until September 1999 and Vice President in November 1993. Mr. Lowenberg was General Manager of the Tempe facility from March 1993 until January 1995.

     Mr. Arndt joined us and was elected Senior Vice President of Marketing in April 1999. Prior to joining us, Mr. Arndt was President and Chief Operating Officer of EDI USA from July 1997 to April 1999. Mr. Arndt served as Vice President of Business Development for Card Establishment Services, a former division of CitiBank owned by the firm of Welsh, Carson, Anderson and Stowe, from July 1994 to July 1997. Mr. Arndt is also a director of PlanetRx.com, Inc.

     Mr. Bascomb was elected Executive Vice President in March 1989 and a director in January 2000, and also served as Chief Financial Officer and Treasurer from March 1992 until May 1996. Since May 1996, Mr. Bascomb has served as Executive Vice President -- Sales and Provider Relations.

     Mr. Boudreau was elected Senior Vice President, General Counsel and Secretary in October 1994. He has served as General Counsel since June 1994.

     Ms. Chen was elected Senior Vice President and Director of Site Operations in November 1999. From March 1996 until November 1999, Ms. Chen served as Vice President and General Manager of our Tempe facility. From January 1995 until joining Express Scripts, Ms. Chen served as the Director of Medicaid for the State of Arizona.

     Mr. Davis was elected Senior Vice President and Chief Information Systems Officer in September 1997. Mr. Davis served as Director of Technical Services and Computer Operations from July 1993 until July 1995, and as Vice President and General Manager of our St. Louis Operations from July 1995 until September 1997.

     Mr. Johnson was elected Senior Vice President of Integration in May 1999, and has served as Senior Vice President of Administration since February 2000. Prior to joining us, Mr. Johnson served as President of DPS from May 1998 to April 1999 and Senior Vice President, Client Service and Sales of DPS from May 1997 to May 1998. From August 1996 to May 1997, Mr. Johnson was President and Chief Executive Officer of American Day Treatment Center, Inc. and also served as Executive Vice President, Operations and Chief Operating Officer from March 1992 to August 1996.

     Ms. Logsdon was elected Executive Vice President of Health Management Services in May 1999, and served as Senior Vice President of Health Management Services from May 1997 until May 1999. Ms. Logsdon served as Vice President of Demand and Disease Management from November 1996 until May 1997. Prior to joining us in November 1996, Ms. Logsdon served as Vice President of Corporate Services and Chief Operating Officer of United HealthCare's Midwest Companies-GenCare/Physicians Health Plan/MetraHealth, a St. Louis-based health maintenance organization, from February 1995 to October 1996.

     Mr. Paz joined us and was elected Senior Vice President and Chief Financial Officer in January 1998. Prior to joining us, Mr. Paz was a partner in the Chicago office of Coopers & Lybrand from December 1995 to December 1997.

     Mr. Plum was elected Vice President in October 1994 and has served as Chief Accounting Officer since March 1992 and Corporate Controller since March 1989.

     Mr. Atkins was elected a director in January 1997. Mr. Atkins has been an Executive Vice President and the Chief Financial Officer of New York Life since April 1996. From September 1991 until joining New York Life, Mr. Atkins was the Executive Vice President and Chief Financial Officer of Midlantic Bank Corporation. Mr. Atkins is a manager of NYLIFE and is also a director (or manager) and officer of other subsidiaries of New York Life and a director of Life Assurance Holding Corporation Limited.

     Mr. Benanav was elected a director in January 2000. Mr. Benanav has been Chairman and Chief Executive Officer of New York Life International, Inc. since December 1997, and a Vice Chairman of New York Life since November 1999. He was Executive Vice President of New York Life from December 1997 until November 1999. Prior to joining New York Life, Mr. Benanav served as the President and CEO of Aeris Ventures, a venture capital firm, from January 1997 until November 1997 and as the Chief Operating Officer of ProHealth Physicians, Inc., a physicians' management services organization, from October 1996 until November 1997. From July 1972 until May 1996, Mr. Benanav served in various capacities with Aetna Life and Casualty Company, including Executive Vice President from and after December 1993. He is a director of

New York Life and Barnes Group, Inc. Mr. Benanav is a manager of NYLIFE and is also a director and officer of other subsidiaries of New York Life.

     Mr. Borelli was elected a director in January 2000. Mr. Borelli has been Senior Vice President of Marsh & McLennan Companies, a global professional services firm, since January 2000. From October 1984 until January 2000, Mr. Borelli was Senior Vice President and Chief Financial Officer of Marsh & McLennan. Mr. Borelli is also a director of Marsh & McLennan and The Interpublic Group of Companies Inc.

     Ms. Campbell was elected a director in November 1997. Ms. Campbell has been a Senior Vice President and the Chief Information Officer of New York Life since June 1997. From October 1995 until joining New York Life, Ms. Campbell was Senior Vice President of Consumer Banking, Manager of Deposit Products, Consumer Payments and Direct Banking of PNCBank. Ms. Campbell is also a manager of NYLIFE and an officer of another subsidiary of New York Life.

     Ms. Hill was elected a director in January 2000. As of November 2000, Ms. Hill became the Senior Vice President of Operations for CIGNA HealthCare Incorporated. Ms. Hill served as the President and Chief Executive Officer of Rush Prudential Health Plans from January 1996 until June 2000. Ms. Hill served as an executive officer of Aetna Health Plans of the Midwest from October 1994 until joining Rush Prudential. Ms. Hill is also a director of Vision Twenty One, Inc., a managed vision care company.

     Mr. Kernan was elected a director in March 1992. He has been an Executive Vice President of New York Life since March 1991 and the Chief Investment Officer of New York Life since June 1997. Mr. Kernan is also Chairman of the Board of Trustees of The MainStay Funds, the Chairman and CEO of MainStay VP Series Fund, Inc., both companies affiliated with New York Life, a director of New York Life, a manager and the Chairman of NYLIFE, and a director (or manager) and officer of other subsidiaries of New York Life.

     Mr. Norling was elected a director in March 1992. Mr. Norling has been the Chief Executive Officer of Premier, Inc., the largest voluntary healthcare alliance in the U.S., since September 1998. From September 1997 until September 1998, Mr. Norling was the Chief Operating Officer of Premier. From July 1989 until joining Premier, Mr. Norling was the President and Chief Executive Officer of Fairview Hospital and HealthCare Services, a regional integrated network of hospitals, ambulatory care services and health care management enterprises. Mr. Norling is also a director of Premier.

     Mr. Sievert was elected a director in July 1995. Since January 1997, Mr. Sievert has been a Vice Chairman of New York Life. From February 1995 to December 1996, Mr. Sievert was an Executive Vice President of New York Life. Mr. Sievert is also a director of New York Life, a manager of NYLIFE, and a director and officer of other subsidiaries of New York Life.

     Mr. Steinig was elected a director in January 1994. Since 1989, Mr. Steinig has been Senior Vice President and Chief Actuary of New York Life. Mr. Steinig is also an officer of certain subsidiaries of New York Life.

     Mr. Sternberg was elected a director in March 1992. Mr. Sternberg is the Chairman, President and Chief Executive Officer of New York Life. He has been with New York Life since February 1989, serving as the President and Chief Operating Officer from October 1995 to April 1997 and the Vice Chairman from February to September 1995. Mr. Sternberg is also a manager and President of NYLIFE, and a director (or manager) and officer of other subsidiaries of New York Life.

     Mr. Wendlandt was elected a director in January 2000. Mr. Wendlandt has been an Executive Vice President of New York Life since May 1999. Mr. Wendlandt is also a member of the Board of Trustees of The MainStay Funds, a company affiliated with New York Life, is the Chairman and CEO of New York Life Investment Management LLC, is a manager of NYLIFE and is a director (or manager) and officer of certain other subsidiaries of New York Life. From June 1972 until joining New York Life, Mr. Wendlandt held various positions with Mass Mutual Life Insurance Company, including the position of Executive Vice President and Chief Investment Officer from June 1993 until May 1999.

     Mr. Zachary was elected a director in March 1992. Mr. Zachary has been retired since 1991. Prior to his retirement, Mr. Zachary held various positions at Logica Data Architects, Inc.

EMPLOYMENT AGREEMENT WITH MR. TOAN

     Contemporaneously with the completion of this offering, an amendment to our employment agreement with Mr. Toan will become effective. The amendment:

     - extends the term of the employment agreement to March 31, 2005

     - provides an additional grant of 90,000 options to purchase shares of our Class A common stock to Mr. Toan under our 2000 Long-Term Incentive Plan

     - provides an award of 50,000 shares of restricted stock to Mr. Toan under our 2000 Long-Term Incentive Plan

     - provides a contribution of $3.5 million to Mr. Toan's retirement account under our Executive Deferred Compensation Plan

The amendment also provides that any options or restricted stock held by Mr. Toan will vest in full not later than March 31, 2005, if he is still employed by us at that time.

                             PRINCIPAL STOCKHOLDERS

     The following table sets forth information regarding the beneficial ownership of our Class A and Class B common stock as of September 1, 2000 (unless otherwise noted) by:

     - each person known by us to own beneficially more than five percent of the outstanding shares of Class A or Class B common stock prior to and after the stock offering and the Trust offering

     - each of our five most highly compensated executive officers and each of our directors

     - all of our executive officers and directors as a group

     Included are amounts of shares which may be acquired on September 1, 2000 or within 60 days of September 1, 2000 pursuant to the exercise of stock options by executive officers or outside directors. Unless otherwise indicated, each of the persons or entities listed below exercises sole voting and investment power over the shares that each of them beneficially owns. All beneficial stockholders other than New York Life, the parent of NYLIFE, own shares of Class A common stock. New York Life, as beneficial owner, owns all of the outstanding shares of Class B common stock prior to the stock offering and the Trust offering. After the offerings, there will be no shares of Class B common stock outstanding.

                                                   AMOUNT AND NATURE       PERCENT OF CLASS
                                                     OF BENEFICIAL      ----------------------
                                                    OWNERSHIP AS OF     PRIOR TO       AFTER
NAME AND ADDRESS                                   SEPTEMBER 1, 2000    OFFERINGS    OFFERINGS
----------------                                   -----------------    ---------    ---------
CLASS A COMMON STOCK:
  Howard Atkins..................................           1,500             *           *
  Stuart L. Bascomb(1)...........................          85,800             *           *
  Gary G. Benanav................................           1,000             *           *
  Frank J. Borelli...............................               0             *           *
  Judith E. Campbell.............................               0             *           *
  Barbara B. Hill................................               0             *           *
  Richard M. Kernan, Jr..........................               0             *           *
  Richard A. Norling(2)..........................          52,559             *           *
  Frederick J. Sievert...........................               0             *           *
  Stephen N. Steinig.............................               0             *           *
  Seymour Sternberg(3)...........................           7,000             *           *
  Barrett A. Toan(4).............................         389,000           1.6%        1.0%
  Howard L. Waltman(5)...........................          40,234             *           *
  Gary E. Wendlandt..............................           1,000             *           *
  Norman Zachary(6)..............................          35,834             *           *
  Linda Logsdon(7)...............................          80,640             *           *
  David A. Lowenberg(8)..........................          66,240             *           *
  George Paz(9)..................................          13,840             *           *
  Directors and Executive Officers as a Group (24
     persons)(10)................................         916,425           3.8%        2.4%
  FMR Corp.(11)..................................       2,087,500           8.7%        5.4%
     82 Devonshire Street Boston, Massachusetts
     02109
  AMVESCAP PLC(12)...............................       2,049,800           8.5%        5.3%
     1 Devonshire Square London, England EC2M4YR
  Pilgrim Baxter & Associates, Ltd.(13)..........       1,927,500           8.0%        5.0%
     825 Duportail Road Wayne, Pennsylvania 19087

                                                   AMOUNT AND NATURE       PERCENT OF CLASS
                                                     OF BENEFICIAL      ----------------------
                                                    OWNERSHIP AS OF     PRIOR TO       AFTER
NAME AND ADDRESS                                   SEPTEMBER 1, 2000    OFFERINGS    OFFERINGS
----------------                                   -----------------    ---------    ---------
  NYLIFE LLC(14)(15)(16).........................               0             0%       23.4%
     51 Madison Avenue New York, New York 10010
CLASS B COMMON STOCK:
  NYLIFE HealthCare Management, Inc.(14)(15).....      15,020,000         100.0%          0%
     51 Madison Avenue
     New York, New York 10010

-------------------------
  *  Indicates less than 1%

 (1) Consists of options for 68,320 shares granted under the Amended and Restated 1992 Stock Option Plan and the Amended and Restated 1994 Stock Option Plan (the "Employee Plans"), 10,800 shares owned by Mr. Bascomb, of which 3,300 shares are held as co-trustee, with shared voting and dispositive power, of a trust for the benefit of his mother, and 6,680 restricted shares granted pursuant to Express Scripts, Inc. 2000 Long-Term Incentive Plan (the "2000 LTIP"). Excluded are 1,279 phantom shares invested in the Company Stock Fund under the Executive Deferred Compensation Plan, calculated as of December 31, 1999.

 (2) Consists of options for 48,834 shares granted under the Amended and Restated 1992 Stock Option Plan for Outside Directors (the "Outside Directors Plan") and 3,725 shares owned by Mr. Norling.

 (3) Excludes 360 shares held by Mr. Sternberg's son, as to which shares Mr. Sternberg disclaims beneficial ownership.

 (4) Consists of options for 348,000 shares granted under our Amended and Restated 1992 Employee Stock Option Plan and our Amended and Restated 1994 Employee Stock Option Plan, 21,500 shares owned by Mr. Toan, and 19,500 restricted shares granted pursuant to the 2000 LTIP. The shares subject to the options are restricted from transfer with the transfer restriction lapsing as to 20% of the original number thereof on each anniversary date of the date of grant. Under the terms of Mr. Toan's employment agreement, the transfer restriction is subject to complete lapse in the event of a "Change of Control" (as defined in the agreement) or termination of Mr. Toan's employment by us without "Cause" (as defined in the agreement), by Mr. Toan for "Good Reason" (as defined in the agreement) or by reason of death, disability or retirement. Pursuant to his employment agreement, Mr. Toan may also have the right to require us to purchase a portion of his shares within 12 months after his termination of employment without Cause, for Good Reason or upon death or disability. Upon termination of Mr. Toan's employment, we will purchase any shares issued upon the exercise of the options that remain subject to the transfer restriction at the lesser of the option exercise price or the then current market value of the Class A common stock. Pursuant to the amendment to Mr. Toan's employment agreement discussed above that will take effect contemporaneously with the completion of this offering, any options or restricted shares held by Mr. Toan will vest in full not later than March 31, 2005 if he is still employed by us at that time. Excluded are 448 phantom shares invested in the Company Stock Fund under the Executive Deferred Compensation Plan, calculated as of December 31, 1999.

 (5) Consists of options for 39,234 shares granted under the Outside Directors Plan, and 1,000 shares owned by Mr. Waltman.

 (6) Consists of options for 34,834 shares granted under the Outside Directors Plan, and 1,000 shares owned by Mr. Zachary.

 (7) Consists of options for 68,460 shares granted under the Employee Plans, 5,500 shares owned by Ms. Logsdon, and 6,680 restricted shares granted pursuant to the 2000 LTIP. Excluded are 43 phantom shares invested in the Company Stock Fund under the Executive Deferred Compensation Plan, calculated as of December 31, 1999.

 (8) Consists of options for 57,040 shares granted under the Employee Plans, 400 shares owned by Mr. Lowenberg, of which 100 shares are held jointly with his minor son, with shared voting and dispositive power, and 8,800 restricted shares granted pursuant to the 2000 LTIP. Excluded are 122 phantom shares invested in the Company Stock Fund under the Executive Deferred Compensation Plan, calculated as of December 31, 1999.

 (9) Consists of options for 6,960 shares granted under the Employee Plans, 200 shares owned by Mr. Paz, and 6,680 restricted shares granted pursuant to the 2000 LTIP. Excluded are 28 phantom shares invested in the Company Stock Fund under the Executive Deferred Compensation Plan, calculated as of December 31, 1999.

(10) Consists of options for 776,035 shares granted under the Outside Directors Plan and the Employee Plans, 56,625 owned by the officers and directors as a group, and 83,765 restricted shares granted pursuant to the 2000 LTIP. Excluded are 2,087 phantom shares invested in the Company Stock Fund under the Executive Deferred Compensation Plan, calculated as of December 31, 1999.

(11) The information with respect to the beneficial ownership of these shares is as of December 31, 1999 and has been obtained from Amendment No. 1 to
     Schedule 13G dated February 14, 2000. The schedule reports that the beneficial owner is a registered investment advisor and shares voting power with respect to all of the shares reported but has sole dispositive power as to all of the shares reported.

(12) The information with respect to the beneficial ownership of these shares is as of December 31, 1999 and has been obtained from Amendment No. 3 to
     Schedule 13G dated February 3, 2000. The schedule reports that the beneficial owner is a parent holding company and shares voting power and dispositive power as to all of the shares reported.

(13) The information with respect to the beneficial ownership of these shares is as of December 31, 1999 and has been obtained from Amendment No. 12 to
     Schedule 13G dated January 7, 2000. The schedule reports that the beneficial owner is a registered investment advisor and shares voting power with respect to all of the shares reported but has sole dispositive power as to all of the shares reported.

(14) Messrs. Atkins, Benanav, Kernan, Sievert, Steinig, Sternberg, and Wendlandt, and Ms. Campbell, our directors, are also directors and/or hold various executive positions with New York Life and/or NYLIFE HealthCare. All of these directors disclaim beneficial ownership of our Class B common stock owned by NYLIFE HealthCare.

(15) NYLIFE LLC is a wholly owned subsidiary of New York Life. NYLIFE HealthCare Management, Inc., a wholly owned subsidiary of NYLIFE LLC, holds 15,020,000 shares of Class B common stock, which automatically convert upon transfer by NYLIFE HealthCare to any entity other than New York Life or an affiliate of New York Life at any time into shares of Class A common stock on a share-for-share basis and otherwise at the option of NYLIFE HealthCare. Neither NYLIFE LLC nor any of its subsidiaries currently owns shares of our Class A common stock. NYLIFE HealthCare has agreed to exchange each share of Class B common stock for one share of our Class A common stock immediately prior to the completion of this offering and distribute such shares to NYLIFE LLC. NYLIFE LLC will retain the right to vote 3,000,000 shares of Class A common stock which the Trust may deliver upon exchange of the Trust Securities offered in the Trust offering, unless such shares are delivered pursuant to the terms of the Trust. New York Life and its subsidiaries have agreed to vote any shares of our Class A common stock that may be delivered by the Trust in the same proportion and to the same effect as the votes cast by our other stockholders at any meeting of stockholders, subject to two exceptions relating to elections of directors and approval of our 2000 Long-Term Incentive Plan.

(16) Assumes that the underwriters' over-allotment option is not exercised.

                          DESCRIPTION OF CAPITAL STOCK

     Our authorized capital stock consists of 150,000,000 shares of Class A common stock, par value $0.01 per share, 31,000,000 shares of Class B common stock, par value $0.01 per share, and 5,000,000 shares of preferred stock, par value $0.01 per share.

COMMON STOCK

     As of September 1, 2000, 24,235,121 shares of Class A common stock were issued and 23,476,359 shares were outstanding, and 15,020,000 shares of Class B common stock were issued and outstanding. The outstanding Class A common stock is, and the Class A common stock offered by this prospectus when issued and paid for will be, fully paid and non-assessable. A NYLIFE subsidiary, the only holder of our Class B common stock, has agreed to exchange each outstanding share of Class B common stock for one share of our Class A common stock immediately prior to the completion of this offering and distribute such shares to NYLIFE.

     Dividends. Dividends on the common stock will be paid if, when and as determined by our board of directors out of funds legally available for this purpose. Holders of Class A and Class B common stock have the same rights regarding dividends.

     Voting Rights. Holders of Class A common stock are entitled to one vote for each share held by them on all matters presented to stockholders. Pursuant to our certificate of incorporation, the holders of Class B common stock have ten votes per share. A NYLIFE subsidiary, the only holder of our Class B common stock, has agreed to exchange each outstanding share of Class B common stock for one share of our Class A common stock immediately prior to the completion of this offering and distribute such shares to NYLIFE. After this offering, there will be no shares of Class B common stock outstanding. The affirmative vote of the holders of a majority of the outstanding Class A common stock is required for an amendment of the by-laws that would alter the requirement that a majority of the directors on the audit committee be persons who are not directors of New York Life or its subsidiaries, other than us, or officers or employees of New York Life or its subsidiaries, other than us. Our stockholders do not have cumulative voting rights with respect to the election of directors. Our by-laws provide for notice requirements for stockholder nominations and proposals at annual meetings and preclude stockholders holding less than 50% of all outstanding voting shares from bringing business before any special meeting. No action required or permitted to be taken at an annual or special meeting of our stockholders may be taken by written consent without a meeting. We have elected not to be subject to Section 203 of the General Corporation Law of the State of Delaware, which prohibits some publicly held Delaware corporations from engaging in a business combination with an interested stockholder. An interested stockholder is any person or entity who, together with affiliates and associates, owns, or within the three immediately preceding years did own, 15% or more of a corporation's voting stock.

     Liquidation Rights. After satisfaction of the preferential liquidation rights of any preferred stock, the holders of the Class A and Class B common stock are entitled to share, ratably, in the distribution of all remaining net assets.

     Preemptive and Other Rights. The holders of common stock do not have preemptive rights as to additional issues of common stock or, other than the Class B common stock, conversion rights. The shares of common stock are not subject to redemption or to any further calls or assessments and are not entitled to the benefit of any sinking fund provisions. Our Class B common stock automatically converts to our Class A common stock on a share-for-share basis upon transfer to any entity other than New York Life or an affiliate of New York Life and otherwise at the option of the holder thereof. A subsidiary of NYLIFE, the only holder of our Class B common stock, has agreed to exchange each outstanding share of Class B common stock for one share of our Class A common stock immediately prior to the completion of this offering and distribute such shares to NYLIFE. After this offering, there will be no shares of Class B common stock outstanding.

PREFERRED STOCK

     Our certificate of incorporation authorizes our board of directors to issue from time to time, in one or more series, shares of preferred stock with the designations and preferences, relative voting rights -- except that voting rights, if any, in respect of the election of directors shall be limited to voting with the holders of Class A and Class B common stock, as a single class, with no more than one vote per share of preferred stock -- redemption, conversion, participation and other rights and qualifications, limitations and restrictions permitted by law. No shares of preferred stock have been issued.

                              SELLING STOCKHOLDER

     The following table sets forth information about NYLIFE's beneficial ownership of our Class A common stock before and after the stock offering and the Trust offering. Beneficial ownership is determined in accordance with SEC rules. NYLIFE will retain beneficial ownership and the right to vote and to receive dividends with respect to the shares of the Class A common stock that may be delivered by the Express Scripts Automatic Exchange Security Trust upon exchange of the Trust Securities on the exchange date, as defined in the Trust prospectus, unless such shares are delivered pursuant to the terms of the Trust. New York Life and its subsidiaries have agreed to vote any shares of our Class A common stock that may be delivered by the Trust in the same proportion and to the same effect as the votes cast by our other stockholders at any meeting of stockholders, subject to two exceptions relating to elections of directors and approval of our 2000 Long-Term Incentive Plan. Delivery of such shares is expected on or about November 15, 2003, unless NYLIFE exercises its right to deliver cash in lieu of such shares (in which case NYLIFE will retain beneficial ownership of such shares) or unless the Trust is liquidated and such shares are delivered on an earlier date. The information in the table assumes that the underwriters will not exercise their right to purchase additional shares of Class A common stock in the stock offering or additional Trust Securities in the Trust offering pursuant to their over-allotment options.

                                                             PERCENTAGE                      PERCENTAGE OF
                                SHARES         SHARES        OF SHARES         SHARES            SHARES
                             BENEFICIALLY   BENEFICIALLY    BENEFICIALLY    BENEFICIALLY      BENEFICIALLY
                                OWNED          OWNED           OWNED         OWNED AFTER      OWNED AFTER
                               PRIOR TO        AFTER           AFTER         DELIVERY OF      DELIVERY OF
                                 THE         THE STOCK       THE STOCK      SHARES BY THE    SHARES BY THE
                             OFFERINGS(1)   OFFERING(1)     OFFERING(2)      TRUST(1)(3)      TRUST(2)(3)
                             ------------   ------------    ------------   ---------------   --------------
NYLIFE LLC                    15,020,000     9,020,000          23.4%         6,020,000           15.6%
51 Madison Avenue
New York, New York 10010

-------------------------
(1) As of the date of this prospectus, NYLIFE LLC does not directly own any shares of our common stock. NYLIFE HealthCare Management, Inc., a wholly owned subsidiary of NYLIFE LLC, owns 15,020,000 shares of Class B common stock, which automatically convert upon transfer by NYLIFE HealthCare to any entity other than New York Life or an affiliate of New York Life at any time into shares of our Class A common stock on a share-for-share basis and otherwise at the option of NYLIFE HealthCare. NYLIFE HealthCare currently owns no shares of our Class A common stock. NYLIFE HealthCare has agreed to exchange each share of Class B common stock for one share of our Class A common stock immediately prior to the completion of this offering and distribute such shares to NYLIFE LLC.

(2) Based on 38,496,359 total shares outstanding.

(3) Assumes that NYLIFE LLC will deliver 3,000,000 shares of Class A common stock upon maturity of the Trust on or about November 15, 2003. NYLIFE LLC may deliver fewer shares or may choose to settle its obligations under the Trust in cash. See the Trust prospectus for a description of the obligations of NYLIFE LLC in the Trust offering.

                              PLAN OF DISTRIBUTION

     The Trust Securities will be distributed as described in the Trust prospectus under the caption "Underwriting." The underwriters and certain of their affiliates have provided, are currently providing, and expect to provide in the future, commercial and investment banking services to us for which such underwriters or their affiliates have received and will receive fees and commissions.

                                TRUST PROSPECTUS

     The Trust Issued Automatic Exchange Securities are being offered pursuant to the Trust prospectus. This prospectus relates only to the Class A common stock that may be delivered upon exchange of the Trust Issued Automatic Exchange Securities. We take no responsibility for any information included in or omitted from the Trust prospectus. The Trust prospectus does not constitute a part of this prospectus nor is it incorporated by reference herein.

                          NOTICE TO CANADIAN RESIDENTS

RESALE RESTRICTIONS

     The distribution of the Class A common stock in Canada is being made only on a private placement basis exempt from the requirement that we and NYLIFE prepare and file a prospectus with the securities regulatory authorities in each province where trades of Class A common stock are made. Any resale of the Class A common stock in Canada must be made under applicable securities laws which will vary depending on the relevant jurisdiction, and which may require resales to be made under available statutory exemptions or under a discretionary exemption granted by the applicable Canadian securities regulatory authority. Purchasers are advised to seek legal advice prior to any resale of the Class A common stock.

REPRESENTATIONS OF PURCHASERS

     By purchasing Class A common stock in Canada and accepting a purchase confirmation, a purchaser is representing to us, NYLIFE and the dealer from whom the purchase confirmation is received that:

     - the purchaser is entitled under applicable provincial securities laws to purchase the Class A common stock without the benefit of a prospectus qualified under those securities laws,

     - where required by law, the purchaser is purchasing as principal and not as agent, and

     - the purchaser has reviewed the text above under Resale Restrictions.

RIGHTS OF ACTION (ONTARIO PURCHASERS)

     The securities being offered are those of a foreign issuer and Ontario purchasers will not receive the contractual right of action prescribed by Ontario securities laws. As a result, Ontario purchasers must rely on other remedies that may be available, including common law rights of action for damages or rescission or rights of action under the civil liability provisions of the United States federal securities laws.

ENFORCEMENT OF LEGAL RIGHTS

     All of the issuer's directors and officers as well as the experts named herein and NYLIFE may be located outside of Canada and, as a result, it may not be possible for Canadian purchasers to effect service of process within Canada upon the issuer or such persons. All or a substantial portion of the assets of the issuer and such persons may be located outside of Canada and, as a result, it may not be possible to satisfy a judgment against the issuer or such persons in Canada or to enforce a judgment obtained in Canadian courts against such issuer or persons outside of Canada.

NOTICE TO BRITISH COLUMBIA RESIDENTS

     A purchaser of Class A common stock to whom the Securities Act (British Columbia) applies is advised that such purchaser is required to file with the British Columbia Securities Commission a report within ten days of the sale of any Class A common stock acquired by the purchaser pursuant to this offering. The report must be in the form attached to British Columbia Securities Commission Blanket Order BOR #95/17, a copy of which may be obtained from us. Only one report must be filed for Class A common stock acquired on the same date and under the same prospectus exemption.

TAXATION AND ELIGIBILITY FOR INVESTMENT

     Canadian purchasers of Class A common stock should consult their own legal and tax advisors with respect to the tax consequences of an investment in the Class A common stock in their particular circumstances and about the eligibility of the Class A common stock for investment by the purchaser under relevant Canadian legislation.

                           FORWARD-LOOKING STATEMENTS

     This prospectus and the documents incorporated in this prospectus by reference include forward-looking statements under the Securities Act. In addition, from time to time, we or our representatives have made or may make forward-looking statements orally or in writing. The words "may," "will," "expect," "anticipate," "believe," "estimate," "plan," "intend" and similar expressions have been used in this prospectus and the documents incorporated in this prospectus by reference to identify forward-looking statements. We have based these forward-looking statements on our current views with respect to future events and financial performance. Actual results could differ materially from those projected in the forward-looking statements. These forward-looking statements are subject to risks, uncertainties and assumptions, including, among other things:

     - risks associated with managing the termination of the United HealthCare contract

     - risks associated with our ability to maintain internal growth rates

     - continued pressure on margins resulting from client demands for enhanced service offerings and higher service levels

     - competition, including price competition, competition in the bidding and proposal process and our ability to consummate contract negotiations with prospective clients

     - adverse results in regulatory matters, the adoption of adverse legislation or regulations, more aggressive enforcement of existing legislation or regulations, or a change in the interpretation of existing legislation or regulations

     - the possible termination of contracts with key clients or providers

     - the possible loss of relationships with pharmaceutical manufacturers, or changes in pricing, discount or other practices of pharmaceutical manufacturers

     - adverse results in litigation

     - risks associated with our leverage and debt service obligations

     - risks associated with our ability to continue to develop new products, services and delivery channels

     - developments in the health care industry, including the impact of increases in health care costs, changes in drug utilization and cost patterns and introductions of new drugs

     - other risks described from time to time in our filings with the SEC

     We are not obligated to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. All subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained throughout this prospectus and the documents incorporated in this prospectus by reference. Because of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements.

                      WHERE YOU CAN FIND MORE INFORMATION

     We file annual, quarterly and special reports, proxy statements and other information with the SEC under the Exchange Act. The Exchange Act file number for our SEC filings is 000-20199. You may read and copy any document we file at the following SEC public reference rooms:

Judiciary Plaza         500 West Madison Street  7 World Trade Center
450 Fifth Street, N.W.  14th Floor               Suite 1300
Room 1024               Chicago, Illinois 60661  New York, New York 10048
Washington, D.C. 20549

     You may obtain information on the operation of the public reference room in Washington, D.C. by calling the SEC at 1-800-SEC-0330.

     We file information electronically with the SEC. Our SEC filings also are available from the SEC's Internet site at http://www.sec.gov, which contains reports, proxy and information statements and other information regarding issuers that file electronically. Our Class A common stock is listed on The Nasdaq National Market.

     You may also read and copy our SEC filings and other information at the offices of Nasdaq Operations, 1735 K Street, N.W., Washington, D.C. 20006.

     This prospectus is part of a registration statement we filed with the SEC. The SEC allows us to "incorporate by reference" selected documents we file with it, which means that we can disclose important information to you by referring you to those documents. The information in the documents incorporated by reference is considered to be part of this prospectus, and information in documents that we file later with the SEC will automatically update and supersede this information. We incorporate by reference the documents listed below and any future filings we will make with the SEC under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act:

     - Annual Report on Form 10-K dated March 29, 2000, for the fiscal year ended December 31, 1999

     - Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2000, and June 30, 2000

     - Current Reports on Form 8-K dated February 10, 2000 (2), March 3, 2000, April 24, 2000, June 23, 2000, July 21, 2000, October 17, 2000, October
       18, 2000, and October 31, 2000

     - Description of Common Stock contained in the Registration Statement on Form 8-A dated May 12, 1992

     We will provide a copy of the documents we incorporate by reference, at no cost, to any person who receives this prospectus, including any beneficial owner of our common stock. To request a copy of any or all of these documents, you should write or telephone us at the following address and telephone number:

                                General Counsel
                             Express Scripts, Inc.
                             13900 Riverport Drive
                        Maryland Heights, Missouri 63043
                           Telephone: (314) 770-1666

                                 LEGAL MATTERS

     Certain legal matters with respect to the Class A common stock being offered by this prospectus are being passed upon for us by Thomas M. Boudreau, our Senior Vice President, General Counsel and Secretary, and by Simpson Thacher & Bartlett, New York, New York, and for the underwriters by Cahill Gordon & Reindel, New York, New York.

                                    EXPERTS

     The financial statements as of December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999 included in this prospectus and incorporated by reference to the Annual Report on Form 10-K for the year ended December 31, 1999 have been so included/incorporated in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

                         INDEX TO FINANCIAL STATEMENTS

                             EXPRESS SCRIPTS, INC.
                  UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

Unaudited Consolidated Balance Sheet........................   F-3
Unaudited Consolidated Statement of Operations..............   F-4
Unaudited Consolidated Statement of Changes in Stockholders'
  Equity....................................................   F-5
Unaudited Consolidated Statement of Cash Flows..............   F-6
Notes to Unaudited Consolidated Financial Statements........   F-7

                             EXPRESS SCRIPTS, INC.
                       CONSOLIDATED FINANCIAL STATEMENTS

Report of Independent Accountants...........................  F-15
Consolidated Balance Sheet..................................  F-16
Consolidated Statement of Operations........................  F-17
Consolidated Statement of Changes in Stockholders' Equity...  F-18
Consolidated Statement of Cash Flows........................  F-19
Notes to Consolidated Financial Statements..................  F-20

                             EXPRESS SCRIPTS, INC.

                  UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

                            AS OF JUNE 30, 2000 AND
        FOR THE THREE MONTHS AND SIX MONTHS ENDED JUNE 30, 1999 AND 2000

                             EXPRESS SCRIPTS, INC.

                      UNAUDITED CONSOLIDATED BALANCE SHEET

                                                              DECEMBER 31,     JUNE 30,
                                                                  1999           2000
                                                              ------------     --------
                                                                    (IN THOUSANDS)
ASSETS
Current assets:
  Cash and cash equivalents.................................   $  132,630     $   99,835
  Receivables, net..........................................      783,086        845,699
  Inventories...............................................      113,248         75,984
  Other current assets......................................       37,391         34,224
                                                               ----------     ----------
     Total current assets...................................    1,066,355      1,055,742
Investment in marketable securities.........................      150,365         10,270
Property and equipment, net.................................       97,573        112,319
Goodwill, net...............................................      982,496        984,785
Other intangible assets, net................................      183,420        163,538
Other assets................................................        7,102         10,226
                                                               ----------     ----------
     Total assets...........................................   $2,487,311     $2,336,880
                                                               ==========     ==========
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Claims and rebates payable................................   $  850,630     $  855,839
  Current portion of long-term debt.........................           --         42,750
  Other current liabilities.................................      249,728        258,296
                                                               ----------     ----------
     Total current liabilities..............................    1,100,358      1,156,885
Long-term debt..............................................      635,873        517,908
Other liabilities...........................................       51,598         32,823
                                                               ----------     ----------
     Total liabilities......................................    1,787,829      1,707,616
                                                               ----------     ----------
STOCKHOLDERS' EQUITY:
  Preferred stock, $0.01 par value, 5,000,000 shares
     authorized, and no shares issued and outstanding
  Class A Common Stock, $0.01 par value, 150,000,000 shares
     authorized, 23,981,000 and 24,002,000 shares issued and
     outstanding, respectively..............................          240            240
  Class B Common Stock, $0.01 par value, 31,000,000 shares
     authorized, 15,020,000 shares issued and outstanding...          150            150
  Additional paid-in capital................................      418,921        421,507
  Accumulated other comprehensive income....................       (9,521)           (57)
  Retained earnings.........................................      296,540        243,795
                                                               ----------     ----------
                                                                  706,330        665,635
  Class A Common Stock in treasury at cost, 465,000 and
     1,202,000 shares, respectively.........................       (6,848)       (36,371)
                                                               ----------     ----------
       Total stockholders' equity...........................      699,482        629,264
                                                               ----------     ----------
       Total liabilities and stockholders' equity...........   $2,487,311     $2,336,880
                                                               ==========     ==========

See accompanying notes to consolidated financial statements.

                             EXPRESS SCRIPTS, INC.

                 UNAUDITED CONSOLIDATED STATEMENT OF OPERATIONS

                                            THREE MONTHS ENDED          SIX MONTHS ENDED
                                                 JUNE 30,                   JUNE 30,
                                           ---------------------    ------------------------
                                             1999        2000          1999          2000
                                           --------   ----------    ----------    ----------
                                                 (IN THOUSANDS, EXCEPT PER SHARE DATA)
Revenues:
  Revenues...............................  $996,749   $1,650,251    $1,895,836    $3,122,791
  Other revenues.........................        --        3,116            --         6,085
                                           --------   ----------    ----------    ----------
                                            996,749    1,653,367     1,895,836     3,128,876
                                           --------   ----------    ----------    ----------
Cost and expenses:
  Cost of revenues.......................   869,989    1,515,964     1,693,636     2,859,027
  Selling, general and administrative....    81,897       87,421       128,337       170,792
  Non-recurring..........................     9,400           --         9,400            --
                                           --------   ----------    ----------    ----------
                                            961,286    1,603,385     1,831,373     3,029,819
                                           --------   ----------    ----------    ----------
Operating income.........................    35,463       49,982        64,463        99,057
                                           --------   ----------    ----------    ----------
Other income (expense):
  Write-down of marketable securities....        --     (155,500)           --      (155,500)
  Interest income........................     1,444        2,046         2,837         3,427
  Interest expense.......................   (23,231)     (13,183)      (29,453)      (27,384)
                                           --------   ----------    ----------    ----------
                                            (21,787)    (166,637)      (26,616)     (179,457)
                                           --------   ----------    ----------    ----------
Income (loss) before income taxes........    13,676     (116,655)       37,847       (80,400)
Provision for (benefit from) income
  taxes..................................     6,658      (42,478)       17,286       (27,655)
                                           --------   ----------    ----------    ----------
Income (loss) before extraordinary
  item...................................     7,018      (74,177)       20,561       (52,745)
Extraordinary item, net of taxes of
  $4,144.................................    (6,597)          --        (6,597)           --
                                           --------   ----------    ----------    ----------
Net income (loss)........................  $    421   $  (74,177)   $   13,964    $  (52,745)
                                           ========   ==========    ==========    ==========
Basic earnings (loss) per share:
  Before extraordinary item..............  $   0.20   $    (1.96)   $     0.61    $    (1.39)
  Extraordinary item.....................     (0.19)          --         (0.19)           --
                                           --------   ----------    ----------    ----------
  Net income (loss)......................  $   0.01   $    (1.96)   $     0.42    $    (1.39)
                                           ========   ==========    ==========    ==========
Weighted average number of common shares
  outstanding during the period -- Basic
  EPS....................................    34,055       37,812        33,633        38,068
                                           ========   ==========    ==========    ==========
Diluted earnings (loss) per share
  Before extraordinary item..............  $   0.20   $    (1.93)   $     0.59    $    (1.36)
  Extraordinary item.....................     (0.19)          --         (0.19)           --
                                           --------   ----------    ----------    ----------
  Net income (loss)......................  $   0.01   $    (1.93)   $     0.40    $    (1.36)
                                           ========   ==========    ==========    ==========
Weighted average number of common shares
  outstanding during the period --
  Diluted EPS............................    34,952       38,507        34,553        38,751
                                           ========   ==========    ==========    ==========

See accompanying notes to consolidated financial statements.

                             EXPRESS SCRIPTS, INC.

      UNAUDITED CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY

                          NUMBER OF SHARES                                         AMOUNT
                          -----------------   --------------------------------------------------------------------------------
                                                                                ACCUMULATED
                          CLASS A   CLASS B   CLASS A   CLASS B   ADDITIONAL       OTHER
                          COMMON    COMMON    COMMON    COMMON     PAID-IN     COMPREHENSIVE    RETAINED   TREASURY
                           STOCK     STOCK     STOCK     STOCK     CAPITAL         INCOME       EARNINGS    STOCK      TOTAL
                          -------   -------   -------   -------   ----------   --------------   --------   --------   --------
                                                                               (IN THOUSANDS)
Balance at December 31,
  1999..................  23,981    15,020     $240      $150      $418,921       $(9,521)      $296,540   $ (6,848)  $699,482
                          ------    ------     ----      ----      --------       -------       --------   --------   --------
  Comprehensive income:
    Net loss............      --        --       --        --            --            --        (52,745)        --    (52,745)
    Other comprehensive
      income,
      Foreign currency
        translation
      adjustment........      --        --       --        --            --           (91)            --         --        (91)
      Recognition of
         prior period
         unrealized
         losses on
         investments....      --        --       --        --            --         9,555             --         --      9,555
                          ------    ------     ----      ----      --------       -------       --------   --------   --------
  Comprehensive (loss)
    income..............      --        --       --        --            --         9,464        (52,745)        --    (43,281)
  Repurchase of Class A
    Common Stock........      --        --       --        --            --            --             --    (30,247)   (30,247)
  Common stock issued
    under employee
    plans...............      21        --       --        --           780            --             --         --        780
  Exercise of stock
    options.............      --        --       --        --           913            --             --        724      1,637
  Tax benefit relating
    to employee stock
    options.............      --        --       --        --           893            --             --         --        893
                          ------    ------     ----      ----      --------       -------       --------   --------   --------
Balance at June 30,
  2000..................  24,002    15,020     $240      $150      $421,507       $   (57)      $243,795   $(36,371)  $629,264
                          ======    ======     ====      ====      ========       =======       ========   ========   ========

See accompanying notes to consolidated financial statements.

                             EXPRESS SCRIPTS, INC.

                 UNAUDITED CONSOLIDATED STATEMENT OF CASH FLOWS

                                                                 SIX MONTHS ENDED
                                                                     JUNE 30,
                                                              ----------------------
                                                                 1999        2000
                                                              ----------   ---------
                                                                  (IN THOUSANDS)
Cash flows from operating activities:
  Net income (loss).........................................  $   13,964   $ (52,745)
  Adjustment to reconcile net income (loss) to net cash
     provided by operating activities:
       Depreciation and amortization........................      30,081      43,865
       Deferred income taxes................................       4,429     (44,473)
       Bad debt expense.....................................       2,223       7,291
       Tax benefit relating to employee stock options.......       1,764         893
       Write-down of marketable securities..................          --     155,500
       Non-recurring charges, net of cash...................       3,700          --
       Extraordinary loss on early retirement of debt.......      10,741          --
       Net changes in operating assets and liabilities, net
        of changes resulting from acquisition...............     (14,486)    (12,304)
                                                              ----------   ---------
Net cash provided by operating activities...................      52,416      98,027
                                                              ----------   ---------
Cash flows from investing activities:
  Purchases of property and equipment.......................     (16,178)    (26,514)
  Acquisition, net of cash acquired.........................    (717,886)         --
  Other, net................................................          --      (1,000)
                                                              ----------   ---------
Net cash (used in) investing activities.....................    (734,064)    (27,514)
                                                              ----------   ---------
Cash flows from financing activities:
  Repayment of long-term debt...............................    (924,770)    (75,069)
  Proceeds from long-term debt..............................   1,288,815          --
  Repurchase of Class A Common Stock........................          --     (30,247)
  Net proceeds from issuance of common stock................     299,312          --
  Financing fees paid.......................................     (25,258)         --
  Other, net................................................       3,207       2,099
                                                              ----------   ---------
Net cash provided by (used in) financing activities.........     641,306    (103,217)
                                                              ----------   ---------
Effects of foreign currency translation adjustment..........          36         (91)
                                                              ----------   ---------
Net decrease in cash and cash equivalents...................     (40,306)    (32,795)
Cash and cash equivalents at beginning of period............     122,589     132,630
                                                              ----------   ---------
Cash and cash equivalents at end of period..................  $   82,283   $  99,835
                                                              ==========   =========

See accompanying notes to consolidated financial statements.

                             EXPRESS SCRIPTS, INC.

              NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Financial statement note disclosures, normally included in financial statements prepared in conformity with generally accepted accounting principles, have been omitted in these Notes to Unaudited Consolidated Financial Statements pursuant to the Rules and Regulations of the Securities and Exchange Commission. However, in our opinion, such disclosures are adequate to make the information presented not misleading when read in conjunction with the notes to consolidated financial statements included in this prospectus and in our Annual Report on Form 10-K for the Year Ended December 31, 1999, as filed with the Securities and Exchange Commission on March 29, 2000.

     In our opinion, the accompanying unaudited consolidated financial statements reflect all adjustments (consisting of only normal recurring adjustments) necessary to present fairly the Unaudited Consolidated Balance Sheet at June 30, 2000, the Unaudited Consolidated Statements of Operations for the three months and six months ended June 30, 1999, and 2000, the Unaudited Consolidated Statement of Changes in Stockholders' Equity for the six months ended June 30, 2000, and the Unaudited Consolidated Statements of Cash Flows for the six months ended June 30, 1999, and 2000. Operating results for the three months and six months ended June 30, 2000 are not necessarily indicative of the results that may be expected for the year ended December 31, 2000.

2.  RECEIVABLES

     As of December 31, 1999 and June 30, 2000, unbilled receivables were $416,740,000 and $450,711,000, respectively. Unbilled receivables are billed to clients typically within 30 days based on the contractual billing schedule agreed upon with the client. As of December 31, 1999 and June 30, 2000, we have allowances for doubtful accounts of $17,281,000 and $21,766,000, respectively.

3.  EARNINGS PER SHARE

     Basic earnings per share is computed using the weighted average number of common shares outstanding during the period. Diluted earnings per share is computed in the same manner as basic earnings per share but adds the number of additional common shares that would have been outstanding for the period if the dilutive potential common shares had been issued. The difference between the number of weighted average shares used in the basic and diluted calculation for all years are outstanding stock options and stock warrants and any unvested shares and shares issuable pursuant to employee elected deferral under the executive deferred compensation plan, all calculated under the "treasury stock" method in accordance with Financial Accounting Standards Board Statement No. 128, "Earnings Per Share".

4.  ACQUISITION

     On April 1, 1999, we completed our acquisition of Diversified Pharmaceutical Services, Inc. and Diversified Pharmaceutical Services (Puerto
Rico) Inc. (collectively, "DPS"), from SmithKline Beecham Corporation and SmithKline Beecham InterCredit BV (collectively, "SB") for approximately $715 million, which includes a purchase price adjustment for closing working capital and transaction costs. We filed an Internal Revenue Code sec.338(h)(10) election, making amortization expense of intangible assets, including goodwill, tax deductible. We used approximately $48 million of our own cash and financed the remainder of the purchase price and related acquisition costs.

     The acquisition has been accounted for using the purchase method of accounting. The results of operations of DPS have been included in the consolidated financial statements and pharmacy benefit management ("PBM") segment since April 1, 1999. The purchase price has

                             EXPRESS SCRIPTS, INC.

been allocated based on the estimated fair values of net assets acquired at the date of the acquisition. The excess of purchase price over tangible net assets acquired has been allocated to other intangible assets consisting of customer contracts in the amount of $129,500,000 which are being amortized using the straight-line method over the estimated useful lives of 1 to 20 years and goodwill in the amount of $754,236,000 which is being amortized using the straight-line method over the estimated useful life of 30 years. In conjunction with the acquisition, DPS retained the following liabilities:

                                                              (IN THOUSANDS)
----------------------------------------------------------------------------
Fair value of assets acquired...............................    $1,028,848
Cash paid for the capital stock.............................      (714,678)
                                                                ----------
     Liabilities retained...................................    $  314,170
                                                                ==========

     The following unaudited pro forma information presents a summary of our combined results of operations and those of DPS as if the acquisition had occurred at the beginning of the period presented, along with certain pro forma adjustments to give effect to amortization of goodwill, other intangible assets, interest expense on acquisition debt and other adjustments. The pro forma financial information is not necessarily indicative of the results of operations as they would have been had the transaction been effected on the assumed date, nor is it an indication of trends in future results.

                                                                SIX MONTHS ENDED
                                                                  JUNE 30, 1999
                                                              ---------------------
                                                              (IN THOUSANDS, EXCEPT
                                                                 PER SHARE DATA)
Total revenues..............................................       $1,961,202
Income before extraordinary loss............................            4,143
Extraordinary loss..........................................           (6,597)
                                                                   ----------
Net loss....................................................       $   (2,454)
                                                                   ==========
Basic (loss) earnings per share
  Before extraordinary loss.................................       $     0.12
  Extraordinary loss........................................            (0.20)
                                                                   ----------
  Net loss..................................................       $    (0.08)
                                                                   ==========
Diluted (loss) earnings per share
  Before extraordinary loss.................................       $     0.12
  Extraordinary loss........................................            (0.19)
                                                                   ----------
  Net loss..................................................       $    (0.07)
                                                                   ==========

5.  MARKETABLE SECURITIES

     All investments not included in a money market fund are accounted for under Financial Accounting Standards Board Statement No. 115, "Accounting for Certain Investments in Debt and Equity Securities." Available-for-sale securities are reported at fair value, which is based

                             EXPRESS SCRIPTS, INC.

upon quoted market prices, with unrealized gains and losses, net of tax, reported as a component of other comprehensive income in stockholders' equity until realized. Unrealized losses are charged against income when a decline in fair value is determined to be other than temporary.

     We recorded a non-cash impairment charge related to our investment in PlanetRx.com, Inc. ("PlanetRx") common stock during the second quarter of 2000 as the loss in value was deemed to be other than temporary. Therefore, any unrealized losses associated with recording our investment in PlanetRx at current market value that we had recorded in stockholders' equity were written off to the current period earnings, in addition to any additional charges necessary to write-down the value of our investment. At December 31, 1999 and June 30, 2000, available-for-sale securities totaled $150,365,000 and $10,270,000, respectively, with unrealized losses, net of taxes of $9,555,000 recognized in other comprehensive income during the year ended December 31, 1999 and $97,032,000, recognized in the Consolidated Statement of Operations during the six months ended June 30, 2000, which includes $9,555,000 previously recognized in other comprehensive income, respectively. The unrealized losses were previously considered to be temporary, thus were reported as a component of other comprehensive income in stockholders' equity as of December 31, 1999. These investments consist of shares of PlanetRx common stock.

     Effective July 5, 2000, we restructured our agreement with PlanetRx. Under the restructured agreement we will retain our ownership of approximately 10.3 million shares, or 19.8%, of PlanetRx common stock and receive a one-time cash payment of $8,000,000. Approximately $3,700,000 of the payment represents amounts earned through the second quarter of 2000, the remainder represents a fee for the termination of the prior contract. After this payment, no additional cash payments will be paid to us under the restructured agreement.

6.  FINANCING

     Our Senior Notes are unconditionally and joint and severally guaranteed by our wholly-owned domestic subsidiaries other than Practice Patterns Sciences, Inc., Great Plains Reinsurance Co., ValueRx of Michigan, Inc., Diversified NY IPA, Inc., and Diversified Pharmaceutical Services (Puerto Rico), Inc. Separate financial statements of the Guarantors are not presented as we have determined them not to be material to investors. Therefore, the following condensed consolidating financial information has been prepared using the equity method of accounting in accordance with the requirements for presentation of such information. We believe that this information, presented in lieu of complete financial statements for each of the guarantor subsidiaries, provides sufficient detail to allow investors to determine the nature of the assets held by, and the operations of, each of the consolidating groups. As of January 1, 2000, we undertook an internal corporate reorganization to eliminate various entities whose existence was deemed to be no longer necessary, including, among others, ValueRx Pharmacy Program, Inc. ("ValueRx"), and to create several new entities to house certain activities, including Express Scripts Specialty Distribution Services, Inc. ("SDS") and ESI Mail Pharmacy Service, Inc. ("ESI MPS"). Consequently, the assets, liabilities and operations of ValueRx are incorporated into

                             EXPRESS SCRIPTS, INC.

those of the issuer, Express Scripts, Inc. and the assets, liabilities and operations of SDS and ESI MPS are incorporated into those of the Guarantors for 2000.

                                 EXPRESS
                              SCRIPTS, INC.   GUARANTORS   NON-GUARANTORS   ELIMINATIONS   CONSOLIDATED
                              -------------   ----------   --------------   ------------   ------------
                                                           (IN THOUSANDS)
AS OF DECEMBER 31, 1999
Current assets..............   $  549,374     $  509,702      $  7,279       $      --      $1,066,355
Property and equipment,
  net.......................       39,036         55,776         2,761              --          97,573
Investments in
  subsidiaries..............      725,468             --         2,261        (727,729)             --
Investments in marketable
  securities................           --        150,365            --                         150,365
Intercompany................      463,438       (463,241)         (197)             --              --
Goodwill, net...............          168        976,759         5,569              --         982,496
Other intangible assets,
  net.......................       22,458        160,901            61              --         183,420
Other assets................       13,179         (6,493)          563            (147)          7,102
                               ----------     ----------      --------       ---------      ----------
     Total assets...........   $1,813,121     $1,383,769      $ 18,297       $(727,876)     $2,487,311
                               ==========     ==========      ========       =========      ==========
Current liabilities.........   $  527,312     $  563,457      $  9,589       $      --      $1,100,358
Long-term debt..............      635,873             --            --              --         635,873
Other liabilities...........       83,365        (33,018)        1,251              --          51,598
Stockholders' equity........      566,571        853,330         7,457        (727,876)        699,482
                               ----------     ----------      --------       ---------      ----------
     Total liabilities and
       stockholders'
       equity...............   $1,813,121     $1,383,769      $ 18,297       $(727,876)     $2,487,311
                               ==========     ==========      ========       =========      ==========
AS OF JUNE 30, 2000
Current assets..............   $  788,685     $  261,850      $  5,207       $      --      $1,055,742
Property and equipment,
  net.......................       93,840         15,981         2,498              --         112,319
Investments in
  subsidiaries..............      725,696             --         2,261        (727,957)             --
Investments in marketable
  securities................           --         10,270            --              --          10,270
Intercompany................      (46,693)        47,862        (1,169)             --              --
Goodwill, net...............      255,979        723,648         5,158              --         984,785
Other intangible assets,
  net.......................       59,658        103,849            31              --         163,538
Other assets................       76,057        (65,841)           10              --          10,226
                               ----------     ----------      --------       ---------      ----------
     Total assets...........   $1,953,222     $1,097,619      $ 13,996       $(727,957)     $2,336,880
                               ==========     ==========      ========       =========      ==========
Current liabilities.........   $  781,393     $  370,042      $  5,450       $      --      $1,156,885
Long-term debt..............      517,908             --            --              --         517,908
Other liabilities...........       92,850        (61,189)        1,162              --          32,823
Stockholders' equity........      561,071        788,766         7,384        (727,957)        629,264
                               ----------     ----------      --------       ---------      ----------
     Total liabilities and
       stockholders'
       equity...............   $1,953,222     $1,097,619      $ 13,996       $(727,957)     $2,336,880
                               ==========     ==========      ========       =========      ==========

                             EXPRESS SCRIPTS, INC.

                                 EXPRESS
                              SCRIPTS, INC.   GUARANTORS   NON-GUARANTORS   ELIMINATIONS   CONSOLIDATED
                              -------------   ----------   --------------   ------------   ------------
                                                           (IN THOUSANDS)
THREE MONTHS ENDED JUNE 30, 1999
Total revenues..............   $  513,958     $  471,276      $ 11,515       $      --      $  996,749
Operating expenses..........      485,009        465,058        11,219              --         961,286
                               ----------     ----------      --------       ---------      ----------
  Operating income..........       28,949          6,218           296              --          35,463
Interest income (expense),
  net.......................      (21,984)           145            52              --         (21,787)
                               ----------     ----------      --------       ---------      ----------
  Income before tax
     effect.................        6,965          6,363           348              --          13,676
Income tax provision........        3,115          3,378           165              --           6,658
                               ----------     ----------      --------       ---------      ----------
  Income before
     extraordinary loss.....        3,850          2,985           183              --           7,018
Extraordinary loss..........        6,597             --            --              --           6,597
                               ----------     ----------      --------       ---------      ----------
     Net income (loss)......   $   (2,747)    $    2,985      $    183       $      --      $      421
                               ==========     ==========      ========       =========      ==========
THREE MONTHS ENDED JUNE 30, 2000
Total revenues..............   $1,025,659     $  625,470      $  2,238       $      --      $1,653,367
Operating expenses..........    1,005,965        595,204         2,216              --       1,603,385
                               ----------     ----------      --------       ---------      ----------
  Operating income..........       19,694         30,266            22              --          49,982
Write-down of marketable
  securities................           --       (155,500)           --              --        (155,500)
Interest (expense) income,
  net.......................      (11,139)            (1)            3              --         (11,137)
                               ----------     ----------      --------       ---------      ----------
  Income (loss) before tax
     effect.................        8,555       (125,235)           25              --        (116,655)
Income tax provision
  (benefit).................        3,541        (46,029)           10              --         (42,478)
                               ----------     ----------      --------       ---------      ----------
  Net income (loss).........   $    5,014     $  (79,206)     $     15       $      --      $  (74,177)
                               ==========     ==========      ========       =========      ==========
SIX MONTHS ENDED JUNE 30, 1999
Total revenues..............   $1,007,503     $  873,154      $ 15,179       $      --      $1,895,836
Operating expenses..........      951,365        865,756        14,252              --       1,831,373
                               ----------     ----------      --------       ---------      ----------
  Operating income..........       56,138          7,398           927              --          64,463
Interest income (expense),
  net.......................      (26,923)           211            96              --         (26,616)
                               ----------     ----------      --------       ---------      ----------
  Income before tax
     effect.................       29,215          7,609         1,023              --          37,847
Income tax provision........       11,566          5,272           448              --          17,286
                               ----------     ----------      --------       ---------      ----------
  Income before
     extraordinary loss.....       17,649          2,337           575              --          20,561
Extraordinary loss..........        6,597             --            --              --           6,597
                               ----------     ----------      --------       ---------      ----------
     Net income (loss)......   $   11,052     $    2,337      $    575       $      --      $   13,964
                               ==========     ==========      ========       =========      ==========

                             EXPRESS SCRIPTS, INC.

                                 EXPRESS
                              SCRIPTS, INC.   GUARANTORS   NON-GUARANTORS   ELIMINATIONS   CONSOLIDATED
                              -------------   ----------   --------------   ------------   ------------
                                                           (IN THOUSANDS)
SIX MONTHS ENDED JUNE 30, 2000
Total revenues..............   $1,932,511     $1,192,412      $  3,953       $      --      $3,128,876
Operating expenses..........    1,887,134      1,138,206         4,479              --       3,029,819
                               ----------     ----------      --------       ---------      ----------
  Operating income (loss)...       45,377         54,206          (526)             --          99,057
Write-down of marketable
  securities................           --       (155,500)           --              --        (155,500)
Interest (expense) income,
  net.......................      (23,955)            (3)            1              --         (23,957)
                               ----------     ----------      --------       ---------      ----------
  Income (loss) before tax
     effect.................       21,422       (101,297)         (525)             --         (80,400)
Income tax provision
  (benefit).................        9,260        (36,733)         (182)             --         (27,655)
                               ----------     ----------      --------       ---------      ----------
     Net income (loss)......   $   12,162     $  (64,564)     $   (343)      $      --      $  (52,745)
                               ==========     ==========      ========       =========      ==========

7.  RESTRUCTURING

     During the second quarter of 1999, we recorded a pre-tax restructuring charge of $9,400,000 associated with the consolidation of our Plymouth, Minnesota facility into our Bloomington, Minnesota facility. In December 1999, the associated accrual was reduced by $2,301,000, primarily as a result of subleasing a portion of the unoccupied space. The consolidation plan includes the relocation of all employees at the Plymouth facility to the Bloomington facility that began in August 1999 and will end in the third quarter of 2000. Included in the restructuring charge are anticipated cash expenditures of approximately $4,823,000 for lease termination fees and rent on unoccupied space (which payments will continue through April 2001, when the lease expires) and anticipated non-cash charges of approximately $2,276,000 for the write-down of leasehold improvements and furniture and fixtures. The restructuring charge does not include any costs associated with the physical relocation of the employees.

     During December 1999, we recorded a pre-tax restructuring charge of $2,633,000 associated with the outsourcing of our computer operations to Electronic Data Systems Corporation. The principal actions of the plan included cash expenditures of approximately $2,148,000 for the transition of 51 employees to the outsourcer and the elimination of contractual obligations of ValueRx, which had no future economic benefit to us, and non-cash charges of approximately $485,000 due to the reduction in the carrying value of certain capitalized software to its net realizable value. This plan was completed during the second quarter of 2000 when remaining cash payments were made.

     Also in December 1999, we recorded a pre-tax restructuring charge of $969,000 associated with restructuring our Practice Patterns Science, Inc. ("PPS") majority-owned subsidiary and the purchase of the remaining PPS Common Stock from management. The charge consisted of cash

                             EXPRESS SCRIPTS, INC.

expenditures of $559,000 relating to stock compensation expense and $410,000 of severance payments to 9 employees. This plan was completed in January 2000.

                                                  BALANCE AT                         BALANCE AT
                                                 DECEMBER 31,     2000       2000     JUNE 30,
                                                     1999       ADDITIONS   USAGE       2000
                                                 ------------   ---------   ------   ----------
                                                                 (IN THOUSANDS)
NON-CASH
-----------
Write-down of long-lived assets................     $   28        $ --      $   --      $ 28
CASH
------
Employee transition costs......................      1,592          --       1,592        --
Stock compensation.............................        559          --         559        --
Termination fees and rent......................      1,338          --         946       392
                                                    ------        ----      ------      ----
                                                    $3,517        $ --      $3,097      $420
                                                    ======        ====      ======      ====

     All of the restructuring charges which include tangible assets to be disposed of are written down to their net realizable value, less cost of disposal. We expect recovery to approximate its cost of disposal. Considerable management judgment is necessary to estimate fair value; accordingly, actual results could vary from such estimates.

8.  COMMON STOCK

     As of June 30, 2000, we have repurchased a total of 1,265,000 shares of our Class A Common Stock under the stock repurchase program that we announced on October 25, 1996, of which, 790,000 shares were repurchased during the six months ended June 30, 2000. Approximately 63,000 shares have been utilized for stock option exercises through June 30, 2000. Our Board of Directors approved the repurchase of up to 2,500,000 shares, and placed no limit on the duration of the program. Additional purchases, if any, will be made in such amounts and at such times as we deem appropriate based upon prevailing market and business conditions, subject to restrictions on stock repurchases contained in our bank credit facility and the Indenture under which our Senior Notes were issued.

9.  SEGMENT REPORTING

     We are organized on the basis of services offered and have determined that we have two reportable segments: PBM services and non-PBM services. We manage the pharmacy benefit within an operating segment that encompasses an integrated PBM service. The remaining two operating service lines (IVTx and Specialty Distribution) have been aggregated into a non-PBM reporting segment.

                             EXPRESS SCRIPTS, INC.

     The following tables present information about the reportable segments:

                                                             PBM       NON-PBM     TOTAL
                                                          ----------   -------   ----------
                                                                   (IN THOUSANDS)
THREE MONTHS ENDED JUNE 30, 1999
Total revenues..........................................  $  981,478   $15,271   $  996,749
Income before income taxes..............................      11,470    2,206        13,676
THREE MONTHS ENDED JUNE 30, 2000
Total revenues..........................................  $1,630,519   $22,848   $1,653,367
(Loss) income before income taxes.......................    (121,659)   5,004      (116,655)
SIX MONTHS ENDED JUNE 30, 1999
Total revenues..........................................  $1,865,914   $29,922   $1,895,836
Income before income taxes..............................      34,957    2,890        37,847
SIX MONTHS ENDED JUNE 30, 2000
Total revenues..........................................  $3,084,760   $44,116   $3,128,876
(Loss) income before income taxes.......................     (90,595)  10,195       (80,400)

     Included in PBM income before income taxes for the three and six months ended June 30, 2000 is the non-cash write-down of $155,500,000 ($97,032,000 net of tax) of our investment in PlanetRx (see Note 5).

                             EXPRESS SCRIPTS, INC.
                       CONSOLIDATED FINANCIAL STATEMENTS
                      AS OF DECEMBER 31, 1998 AND 1999 AND
              FOR THE YEARS ENDED DECEMBER 31, 1997, 1998 AND 1999

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and
Stockholders of Express Scripts, Inc.

     In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of operations, changes in stockholders' equity and cash flows present fairly, in all material respects, the financial position of Express Scripts, Inc. and its subsidiaries at December 31, 1999 and 1998, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1999 in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

/s/ PRICEWATERHOUSECOOPERS LLP
PricewaterhouseCoopers LLP
St. Louis, Missouri
February 4, 2000

                             EXPRESS SCRIPTS, INC.

                           CONSOLIDATED BALANCE SHEET

                                                                   DECEMBER 31,
                                                              -----------------------
                                                                 1998         1999
                                                              ----------   ----------
                                                                  (IN THOUSANDS)
ASSETS
Current assets:
  Cash and cash equivalents.................................  $  122,589   $  132,630
  Receivables, less allowance for doubtful accounts of
     $17,806 and $17,281, respectively......................     433,006      783,086
  Inventories...............................................      55,634      113,248
  Deferred taxes............................................      41,011       32,248
  Prepaid expenses..........................................       4,667        5,143
                                                              ----------   ----------
     Total current assets...................................     656,907    1,066,355
                                                              ----------   ----------
Investment in marketable securities.........................          --      150,365
Property and equipment, less accumulated depreciation and
  amortization..............................................      77,499       97,573
Goodwill, less accumulated amortization.....................     282,163      982,496
Other intangible assets, less accumulated amortization......      65,765      183,420
Other assets................................................      13,127        7,102
                                                              ----------   ----------
     Total assets...........................................  $1,095,461   $2,487,311
                                                              ==========   ==========
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Current maturities of long-term debt......................  $   54,000   $       --
  Claims and rebates payable................................     338,251      850,630
  Accounts payable..........................................      60,247      112,731
  Accrued expenses..........................................      86,798      136,997
                                                              ----------   ----------
     Total current liabilities..............................     539,296    1,100,358
Long-term debt..............................................     306,000      635,873
Other liabilities...........................................         471       51,598
                                                              ----------   ----------
     Total liabilities......................................     845,767    1,787,829
                                                              ----------   ----------
Commitments and Contingencies (Notes 3, 7 and 9)
Stockholders' equity:
  Preferred stock, $0.01 par value, 5,000,000 shares
     authorized, and no shares issued and outstanding
  Class A Common Stock, $0.01 par value, 150,000,000 shares
     authorized, 18,610,000 and 23,981,000 shares issued and
     outstanding, respectively..............................         186          240
  Class B Common Stock, $0.01 par value, 31,000,000 shares
     authorized, 15,020,000 shares issued and outstanding...         150          150
  Additional paid-in capital................................     110,099      418,921
  Accumulated other comprehensive income....................         (74)      (9,521)
  Retained earnings.........................................     146,322      296,540
                                                              ----------   ----------
                                                                 256,683      706,330
  Class A Common Stock in treasury at cost, 475,000 and
     465,000 shares, respectively...........................      (6,989)      (6,848)
                                                              ----------   ----------
       Total stockholders' equity...........................     249,694      699,482
                                                              ----------   ----------
       Total liabilities and stockholders' equity...........  $1,095,461   $2,487,311
                                                              ==========   ==========

See accompanying Notes to Consolidated Financial Statements.

                             EXPRESS SCRIPTS, INC.

                      CONSOLIDATED STATEMENT OF OPERATIONS

                                                                YEAR ENDED DECEMBER 31,
                                                        ---------------------------------------
                                                           1997          1998          1999
                                                        -----------   -----------   -----------
                                                         (IN THOUSANDS, EXCEPT PER SHARE DATA)
Revenues:
  Revenues............................................  $1,230,634    $2,824,872    $4,285,104
  Other revenues......................................          --            --         3,000
                                                        ----------    ----------    ----------
                                                         1,230,634     2,824,872     4,288,104
                                                        ----------    ----------    ----------
Cost and expenses:
  Cost of revenues....................................   1,119,167     2,584,997     3,826,905
  Selling, general and administrative.................      62,617       148,990       294,194
  Non-recurring.......................................          --         1,651        30,221
                                                        ----------    ----------    ----------
                                                         1,181,784     2,735,638     4,151,320
                                                        ----------    ----------    ----------
Operating income......................................      48,850        89,234       136,784
                                                        ----------    ----------    ----------
Other income (expense):
  Interest income.....................................       6,081         7,236         5,762
  Interest expense....................................        (225)      (20,230)      (60,010)
  Gain on sale of assets..............................          --            --       182,930
                                                        ----------    ----------    ----------
                                                             5,856       (12,994)      128,682
                                                        ----------    ----------    ----------
Income before income taxes............................      54,706        76,240       265,466
Provision for income taxes............................      21,277        33,566       108,098
                                                        ----------    ----------    ----------
Income before extraordinary item......................      33,429        42,674       157,368
Extraordinary loss on early retirement of debt, net of
  taxes of $4,492.....................................          --            --         7,150
                                                        ----------    ----------    ----------
Net income............................................  $   33,429    $   42,674    $  150,218
                                                        ==========    ==========    ==========
Basic earnings per share:
  Before extraordinary item...........................  $     1.02    $     1.29    $     4.36
  Extraordinary loss on early retirement of debt......          --            --          0.20
                                                        ----------    ----------    ----------
  Net income..........................................  $     1.02    $     1.29    $     4.16
                                                        ==========    ==========    ==========
Weighted average number of common shares
  Outstanding during the period -- Basic EPS..........      32,713        33,105        36,095
                                                        ==========    ==========    ==========
Diluted earnings per share
  Before extraordinary item...........................  $     1.01    $     1.27    $     4.25
  Extraordinary loss on early retirement of debt......          --            --          0.19
                                                        ----------    ----------    ----------
  Net income..........................................  $     1.01    $     1.27    $     4.06
                                                        ==========    ==========    ==========
Weighted average number of common shares
  Outstanding during the period -- Diluted EPS........      33,122        33,698        37,033
                                                        ==========    ==========    ==========

See accompanying Notes to Consolidated Financial Statements.

                             EXPRESS SCRIPTS, INC.

           CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY

                                                                                      AMOUNT
                              NUMBER OF SHARES    -------------------------------------------------------------------------------
                              -----------------                                     ACCUMULATED
                              CLASS A   CLASS B   CLASS A   CLASS B   ADDITIONAL       OTHER
                              COMMON    COMMON    COMMON    COMMON     PAID-IN     COMPREHENSIVE   RETAINED   TREASURY
                               STOCK     STOCK     STOCK     STOCK     CAPITAL        INCOME       EARNINGS    STOCK      TOTAL
                              -------   -------   -------   -------   ----------   -------------   --------   --------   --------
                                                                                  (IN THOUSANDS)
Balance at December 31,
  1996......................   8,974     7,510     $ 90      $ 75      $ 98,958       $    (2)     $ 70,219   $(5,250)   $164,090
                              ------    ------     ----      ----      --------       -------      --------   -------    --------
  Comprehensive income:
    Net income..............      --        --       --        --            --            --        33,429        --      33,429
    Other comprehensive
      income, Foreign
      currency translation
      adjustment............      --        --       --        --            --           (25)           --        --         (25)
                              ------    ------     ----      ----      --------       -------      --------   -------    --------
  Comprehensive income......      --        --       --        --            --           (25)       33,429        --      33,404
  Exercise of stock
    options.................     264        --        3        --         4,769            --            --        --       4,772
  Tax benefit relating to
    employee stock options..      --        --       --        --         3,174            --            --        --       3,174
  Treasury Stock acquired...      --        --       --        --            --            --            --    (1,739)     (1,739)
                              ------    ------     ----      ----      --------       -------      --------   -------    --------
Balance at December 31,
  1997......................   9,238     7,510       93        75       106,901           (27)      103,648    (6,989)    203,701
                              ------    ------     ----      ----      --------       -------      --------   -------    --------
  Comprehensive income:
    Net income..............      --        --       --        --            --            --        42,674        --      42,674
    Other comprehensive
      income, Foreign
      currency translation
      adjustment............      --        --       --        --            --           (47)           --        --         (47)
                              ------    ------     ----      ----      --------       -------      --------   -------    --------
  Comprehensive income......      --        --       --        --            --           (47)       42,674        --      42,627
  Issuance of stock
    dividend................   9,239     7,510       92        75          (167)           --            --        --          --
  Exercise of stock
    options.................     133        --        1        --         2,020            --            --        --       2,021
  Tax benefit relating to
    employee stock options..      --        --       --        --         1,345            --            --        --       1,345
                              ------    ------     ----      ----      --------       -------      --------   -------    --------
Balance at December 31,
  1998......................  18,610    15,020      186       150       110,099           (74)      146,322    (6,989)    249,694
                              ------    ------     ----      ----      --------       -------      --------   -------    --------
  Comprehensive income:
    Net income..............      --        --       --        --            --            --       150,218        --     150,219
    Other comprehensive
      income, Foreign
      currency translation
      adjustment............      --        --       --        --            --           108            --        --         108
      Unrealized loss on
        investment, net of
        taxes of $6,000.....      --        --       --        --            --        (9,555)           --        --      (9,555)
                              ------    ------     ----      ----      --------       -------      --------   -------    --------
  Comprehensive income......      --        --       --        --            --        (9,447)      150,218        --     140,771
  Issuance of common stock..   5,175        --       52        --       299,326            --            --        --     299,378
  Exercise of stock
    options.................     186        --        2        --         5,744            --            --       141       5,887
  Common stock issued under
    employee plans..........      10        --       --                     551            --            --        --         551
  Tax benefit relating to
    employee stock options..      --        --       --        --         3,201            --            --        --       3,201
                              ------    ------     ----      ----      --------       -------      --------   -------    --------
Balance at December 31,
  1999......................  23,981    15,020     $240      $150      $418,921       $(9,521)     $296,540   $(6,848)   $699,482
                              ======    ======     ====      ====      ========       =======      ========   =======    ========

See accompanying Notes to Consolidated Financial Statements.

                             EXPRESS SCRIPTS, INC.

                      CONSOLIDATED STATEMENT OF CASH FLOWS

                                                              YEAR ENDED DECEMBER 31,
                                                         ----------------------------------
                                                           1997       1998         1999
                                                         --------   ---------   -----------
                                                                   (IN THOUSANDS)
Cash flows from operating activities:
  Net income...........................................  $ 33,429   $  42,674   $   150,218
  Adjustments to reconcile net income to net cash
     provided by operating activities:
       Depreciation and amortization...................    10,358      27,058        74,031
       Deferred income taxes...........................      (834)     10,068        76,217
       Bad debt expense................................     3,680       4,583         4,989
       Gain on sale of assets, net of cash paid........        --          --      (185,650)
       Non-recurring charges, net of cash paid.........        --       1,467        22,281
       Tax benefit relating to employee stock
          options......................................     3,174       1,345         3,201
       Extraordinary loss on early retirement of
          debt.........................................        --          --        11,642
       Changes in operating assets and liabilities, net
          of changes resulting from acquisition:
            Receivables................................   (50,166)    (35,083)     (217,977)
            Inventories................................   (11,444)    (15,417)      (54,059)
            Prepaid expenses and other assets..........     1,722         756        (2,177)
            Claims and rebates payable.................    57,968     107,660       279,714
            Accounts payable and accrued expenses......     4,504     (18,537)       51,629
                                                         --------   ---------   -----------
Net cash provided by operating activities..............    52,391     126,574       214,059
                                                         --------   ---------   -----------
Cash flows from investing activities:
  Acquisitions, net of cash acquired...................        --    (460,137)     (722,618)
  Short-term investments...............................    (3,550)     57,938            --
  Purchases of property and equipment..................   (12,905)    (23,853)      (36,958)
                                                         --------   ---------   -----------
Net cash (used in) investing activities................   (16,455)   (426,052)     (759,576)
                                                         --------   ---------   -----------
Cash flows from financing activities:
  Proceeds from long-term debt.........................        --     360,000     1,290,950
  Repayment of long-term debt..........................        --          --    (1,015,000)
  Net proceeds from issuance of common stock...........        --          --       299,378
  Deferred financing fees..............................        --      (4,062)      (26,316)
  Acquisition of treasury stock........................    (1,739)         --            --
  Exercise of stock options............................     4,772       2,021         6,438
                                                         --------   ---------   -----------
Net cash provided by financing activities..............     3,033     357,959       555,450
                                                         --------   ---------   -----------
Effect of foreign currency translation adjustment......       (25)        (47)          108
                                                         --------   ---------   -----------
Net increase in cash and cash equivalents..............    38,944      58,434        10,041
Cash and cash equivalents at beginning of year.........    25,211      64,155       122,589
                                                         --------   ---------   -----------
Cash and cash equivalents at end of year...............  $ 64,155   $ 122,589   $   132,630
                                                         ========   =========   ===========
Supplemental data:
Cash paid during the year for:
  Restructuring charges................................  $     --   $     184   $     4,683
  Income taxes.........................................  $ 20,691   $  17,202   $     1,080
  Interest.............................................  $    225   $  13,568   $    61,607

See accompanying Notes to Consolidated Financial Statements.

                             EXPRESS SCRIPTS, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION AND OPERATIONS. We are a leading specialty managed care company and the largest full-service pharmacy benefit management ("PBM") company independent of pharmaceutical manufacturer ownership and drug store ownership in North America. We provide health care management and administration services on behalf of thousands of clients that include health maintenance organizations, health insurers, third-party administrators, employers and union-sponsored benefit plans. Our fully integrated PBM services include network claims processing, mail pharmacy services, benefit design consultation, drug utilization review, formulary management, disease management, medical and drug data analysis services, medical information management services (which include the development of data warehouses to combine medical claims and prescription drug claims), disease management support services and outcome assessments through our Health Management Services division and Practice Patterns Science, Inc. ("PPS") subsidiary, and informed decision counseling services through our Express Health LineSM division. We also provide non-PBM services which include infusion therapy services through our wholly-owned subsidiary IVTx, Inc., operating as Express Scripts Infusion Services, distribution services through our Express Scripts Specialty Distribution Services subsidiary, and, prior to September 1, 1998, provided managed vision care programs through our wholly-owned subsidiary Express Scripts Vision Corporation.

     BASIS OF PRESENTATION. The consolidated financial statements include our accounts and all our wholly-owned subsidiaries. All significant intercompany accounts and transactions have been eliminated. The preparation of the consolidated financial statements conforms to generally accepted accounting principles in the U.S., and requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual amounts could differ from those estimates and assumptions.

     CASH AND CASH EQUIVALENTS. Cash and cash equivalents include cash on hand and temporary investments in money market funds. In 1999, we changed certain banking relationships resulting in certain cash disbursement accounts being maintained by banks not holding our cash concentration accounts. As a result, cash disbursement accounts carrying negative balances have been reclassified to claims and rebates payable at December 31, 1999.

     INVENTORIES. Inventories consist of prescription drugs and medical supplies that are stated at the lower of first-in first-out cost or market.

     PROPERTY AND EQUIPMENT. Property and equipment is carried at cost and is depreciated using the straight-line method over estimated useful lives of seven years for furniture, five years for equipment and purchased computer software and three years for personal computers. Leasehold improvements are amortized on a straight-line basis over the term of the lease or the useful life of the asset, if shorter. Expenditures for repairs, maintenance and renewals are charged to income as incurred. Expenditures which improve an asset or extend its estimated useful life are capitalized. When properties are retired or otherwise disposed of, the related cost and accumulated depreciation are removed from the accounts and any gain or loss is included in income.

     SOFTWARE DEVELOPMENT COSTS. During 1997, we adopted Statement of Position 98-1 ("SOP 98-1"), Accounting for the Costs of Computer Software Developed or Obtained for Internal Use. SOP 98-1 requires the capitalization of certain costs associated with computer software developed or obtained for internal use. Given the limited software developed or obtained for internal use in 1997, adoption had virtually no effect on our Consolidated Statement of

                             EXPRESS SCRIPTS, INC.

Operations or our financial position. However, the impact of SOP 98-1 on an ongoing basis will be determined by the magnitude of computer software developed or obtained for internal use. Research and development expenditures relating to the development of software to be marketed to clients, or to be used for internal purposes, are charged to expense until technological feasibility is established. Thereafter, the remaining software production costs up to the date of general release to customers, or to the date placed into production, are capitalized and included as Property and Equipment. During 1997, 1998 and 1999, $1,982,000, $10,244,000 and $15,997,000 in software development costs were capitalized, respectively, primarily due to the integration of our acquisitions and enhancements to our information systems. Capitalized software development costs amounted to $27,516,000 and $42,353,000 at December 31, 1998 and 1999,
respectively. Amortization of the capitalized amounts commences on the date of general release to customers, or the date placed into production, and is computed on a product-by-product basis using the straight-line method over the remaining estimated economic life of the product but not more than five years. Reductions, if any, in the carrying value of capitalized software costs to net realizable value are included in non-recurring expense. Amortization expense in 1997, 1998 and 1999 was $622,000, $1,968,000 and $3,810,000, respectively.

     MARKETABLE SECURITIES. All investments not included in a money market fund are accounted for under Financial Accounting Standards Board ("FASB") Statement No. 115, "Accounting for Certain Investments in Debt and Equity Securities." Available-for-sale securities are reported at fair value, which is based upon quoted market prices, with unrealized gains and losses, net of tax, reported as a component of other comprehensive income in stockholders' equity until realized. Unrealized losses are charged against income when a decline in fair value is determined to be other than temporary.

     At December 31, 1999, available-for-sale securities totaled $150,365,000, with related gross unrealized losses, net of taxes of $9,555,000. These investments consist of shares of PlanetRx.com, Inc. ("PlanetRx") common stock (see Note 2). There were no marketable securities in 1998.

     GOODWILL. Goodwill is amortized on a straight-line basis over periods from 10 to 30 years. The amount reported is net of accumulated amortization of $8,114,000 and $36,317,000 at December 31, 1998 and 1999, respectively. We periodically evaluate the carrying value of goodwill for impairment. The evaluation of impairment is based on expected future operating cash flows on an undiscounted basis for the operations to which goodwill relates. Impairment losses, if any, would be determined based on the present value of the cash flows using discount rates that reflect the inherent risk of the underlying business. In our opinion, no such impairment existed at December 31, 1998 and 1999. Amortization expense, included in selling, general and administrative expenses, was $42,000, $7,863,000 and $28,203,000 for the years ended December 31, 1997,
1998 and 1999, respectively.

     OTHER INTANGIBLE ASSETS. Other intangible assets consist of customer contracts, non-compete agreements and deferred financing fees and are amortized on a straight-line basis over periods from 2 to 20 years. Amortization expense for customer contracts and non-compete agreements included in selling, general and administrative expenses was $2,940,000, $4,320,000 and $25,094,000 for the years ended December 31, 1997, 1998 and 1999, respectively. Amortization expense for deferred financing fees included in interest expense was $609,000 and $2,241,000 for the years ended December 31, 1998 and 1999, respectively. There were no deferred financing charges in 1997.

                             EXPRESS SCRIPTS, INC.

     CONTRACTUAL AGREEMENTS. We have entered into corporate alliances with certain of our clients whereby shares of our Class A Common Stock were awarded as advance discounts to the clients. We account for these agreements as follows:

          PRIOR TO DECEMBER 15, 1995 -- For agreements consummated prior to December 15, 1995, the stock is valued utilizing the quoted market value at the date the agreement is consummated if the number of shares to be issued is known. If the number of shares to be issued is contingent upon the occurrence of future events, the stock is valued utilizing the quoted market value at the date the contingency is satisfied and the number of shares is determinable.

          BETWEEN DECEMBER 15, 1995 AND NOVEMBER 20, 1997 -- For agreements entered into between these dates, we utilize the provisions of Financial Accounting Standards Board Statement ("FAS") 123, "Accounting for Stock-Based Compensation," which requires that all stock issued to nonemployees be accounted for based on the fair value of the consideration received or the fair value of the equity instruments issued instead of the intrinsic value method utilized for stock issued or to be issued under alliances entered into prior to December 15, 1995. We have adopted FAS 123 as it relates to stock issued or to be issued under the Premier and Manulife alliances based on fair value at the date the agreement was consummated.

          SUBSEQUENT TO NOVEMBER 20, 1997 -- In November 1997, the Emerging Issues Task Force of the FASB reached a consensus that the value of equity instruments issued for consideration other than employee services should be initially determined on the date on which a "firm commitment" for performance first exists by the provider of goods or services. Firm commitment is defined as a commitment pursuant to which performance by a provider of goods or services is probable because of sufficiently large disincentives for nonperformance. The consensus must be applied for all new arrangements and modifications of existing arrangements entered into from November 20, 1997. The consensus only addresses the date upon which fair value is determined and does not change the accounting based upon fair value as prescribed by FAS 123. We have not entered into any such arrangements subsequent to November 20, 1997.

     Shares issued on the effective date of the contractual agreement are considered outstanding and included in basic and diluted earnings per share computations when issued. Shares issuable upon the satisfaction of certain conditions are considered outstanding and included in basic and dilutive earnings per share computation when all necessary conditions have been satisfied by the end of the period. If all necessary conditions have not been satisfied by the end of the period, the number of shares included in the dilutive earnings per share computation is based on the number of shares, if any, that would be issuable if the end of the reporting period were the end of the contingency period and if the result would be dilutive. The value of the shares of stock awarded as advance discounts is recorded as a deferred cost and included in other intangible assets. The deferred cost is recognized in selling, general and administrative expenses over the period of the contract.

     IMPAIRMENT OF LONG LIVED ASSETS. We evaluate whether events and circumstances have occurred that indicate the remaining estimated useful life of long lived assets may warrant revision or that the remaining balance of an asset may not be recoverable. The measurement of possible impairment is based on the ability to recover the balance of assets from expected future operating cash flows on an undiscounted basis. Impairment losses, if any, would be determined based on the present value of the cash flows using discount rates that reflect the inherent risk of

                             EXPRESS SCRIPTS, INC.

the underlying business. In our opinion, other than the write-down of long-lived assets associated with our facilities consolidation, computer operations outsourcing and Express Scripts Vision Corporation, no such impairment existed as of December 31, 1998 or 1999 (see Note 7).

     DERIVATIVE FINANCIAL INSTRUMENTS. We have entered into interest rate swap agreements in order to manage exposure to interest rate risk. We do not hold or issue derivative financial instruments for trading purposes. The interest rate swaps are designated as a hedge of our variable interest rate payments. Amounts received or paid are accrued as interest receivable or payable and as interest income or expense. The fair values of interest rate swap agreements are based on market prices. The fair values represent the estimated amount we would receive/pay to terminate the agreements taking into consideration current interest rates.

     In June 1998, the FASB issued FAS 133, "Accounting for Derivative Instruments and Hedging Activities". FAS 133 requires all derivatives to be recognized as either assets or liabilities in the statement of financial position and to measure those instruments at fair value. In addition, FAS 133 specifies the accounting for changes in the fair value of a derivative based on the intended use of the derivative and the resulting designation. The effective date for FAS 133 was originally effective for all fiscal quarters of fiscal years beginning after June 1, 1999. However, the FASB has deferred the effective date so that it will begin for all fiscal quarters of fiscal years beginning after June 15, 2000, and will be applicable to our first quarter of fiscal year 2001. Our present interest rate swaps (see Note 6) will be considered cash flow hedges. Accordingly, the change in the fair values of the swaps will be reported on the balance sheet as an asset or liability. The corresponding unrealized gains or losses representing the effective portions of the hedges will be initially recognized in stockholders' equity and other comprehensive income, and subsequently any changes in unrealized gains or losses from the initial measurement dates will be recognized in earnings concurrent with the interest expense on our underlying variable rate debt. If we had adopted FAS 133 as of December 31, 1999, we would have recorded an unrealized gain of $6,867,000 as an asset and an increase in stockholder's equity and other comprehensive income during 1999.

     FAIR VALUE OF FINANCIAL INSTRUMENTS. The carrying value of cash and cash equivalents, accounts receivable and accounts payable approximated fair values due to the short-term maturities of these instruments. The fair value, which approximates the carrying value, of our Credit Facility was estimated using either quoted market prices or the current rates offered to us for debt with similar maturity. The fair value of the swaps ($7,209,000 liability at December 31, 1998 for our only swap and $6,867,000 asset at December 31, 1999 for both swaps) was based on quoted market prices, which reflect the present values of the difference between estimated future fixed rate payments and future variable rate receipts. The fair value of our senior note facility ($255,000,000 at December 31, 1999) was estimated based on quoted market prices.

     REVENUE RECOGNITION. Revenues from dispensing prescription and non-prescription medical products from our mail pharmacies are recorded upon shipment. Revenue from sales of prescription drugs by pharmacies in our nationwide network and pharmacy claims processing revenues are recognized when the claims are processed. When we dispense pharmaceuticals to members of health benefit plans sponsored by our clients or have an independent contractual obligation to pay our network pharmacy providers for benefits provided to members of our clients' pharmacy benefit plans, we include payments from plan sponsors for these benefits as revenue and ingredient costs or payments to these pharmacy providers in cost of revenues (the "Gross Basis"). If we are only administering the plan sponsors' network pharmacy contracts, or where we dispense pharmaceuticals supplied by one of our clients, we record only the

                             EXPRESS SCRIPTS, INC.

administrative or dispensing fees derived from our contracts with the plan sponsors as revenue (the "Net Basis").

     Management services provided to drug manufacturers include various services relating to administration of a manufacturer rebate program. Revenues relating to these services are recognized as earned based upon detailed drug utilization data. Rebates payable to customers in accordance with the applicable contracts are excluded from revenues and expenses.

     Retail pharmacy and mail pharmacy revenues are recognized based upon actual scripts adjudicated and therefore require no estimation. Amounts remain unbilled for no more than 30 days based upon the contractual billing schedule agreed with the client. At December 31, 1998 and 1999, all unbilled receivables were $209,334,000 and $416,740,000, respectively.

     COST OF REVENUES. Cost of revenues includes product costs, pharmacy claims payments and other direct costs associated with dispensing prescriptions and non-prescription medical products and claims processing operations, offset by fees received from pharmaceutical manufacturers in connection with our drug purchasing and formulary management programs. We estimate fees receivable from pharmaceutical manufacturers on a quarterly basis converting total prescriptions dispensed to estimated rebatable scripts (i.e., those prescriptions with respect to which we are contractually entitled to submit claims for rebates) multiplied by the contractually agreed manufacturer rebate amount. Estimated fees receivable from pharmaceutical manufacturers are recorded when we determine them to be realizable, and realization is not dependent upon future pharmaceutical sales. Estimates are revised once the actual rebatable scripts are calculated and rebates are billed to the manufacturer.

     INCOME TAXES. Deferred tax assets and liabilities are recognized based on temporary differences between financial statement basis and tax basis of assets and liabilities using presently enacted tax rates.

     EARNINGS PER SHARE. Basic earnings per share is computed using the weighted average number of common shares outstanding during the period. Diluted earnings per share is computed in the same manner as basic earnings per share but adds the number of additional common shares that would have been outstanding for the period if the potential dilutive common shares had been issued. The only difference between the number of weighted average shares used in the basic and diluted calculation for all years is stock options and stock warrants we have granted using the "treasury stock" method, amounting to 409,000, 593,000 and 938,000 in 1997, 1998 and 1999, respectively.

     FOREIGN CURRENCY TRANSLATION. The financial statements of ESI Canada, Inc. are translated into U.S. Dollars using the exchange rate at each balance sheet date for assets and liabilities and a weighted average exchange rate for each period for revenues, expenses, gains and losses. The functional currency for ESI Canada, Inc. is the local currency and translation adjustments are recorded within the other comprehensive income component of stockholders' equity.

     EMPLOYEE STOCK-BASED COMPENSATION. We account for employee stock options in accordance with Accounting Principles Board No. 25 ("APB 25"), "Accounting for Stock Issued to Employees." Under APB 25, we apply the intrinsic value method of accounting and, therefore, do not recognize compensation expense for options granted, because options are only granted at a price equal to market value at the time of grant. During 1996, FAS 123 became effective for us. FAS 123 prescribes the recognition of compensation expense based on the fair value of options determined on the grant date. However, FAS 123 grants an exception that allows companies currently applying APB 25 to continue using that method. We have, therefore, elected to continue

                             EXPRESS SCRIPTS, INC.

applying the intrinsic value method under APB 25. For companies that choose to continue applying the intrinsic value method, FAS 123 mandates certain pro forma disclosures as if the fair value method had been utilized (see Note 12).

     COMPREHENSIVE INCOME. During 1998, FAS 130, "Reporting Comprehensive Income," became effective for us. FAS 130 requires noncash changes in stockholders' equity be combined with net income and reported in a new financial statement category entitled "comprehensive income." Other than net income, our two components of comprehensive income are changes in the foreign currency translation adjustments and unrealized losses on available-for-sale securities. We have displayed comprehensive income within the Statement of Changes in Stockholders' Equity.

     SEGMENT REPORTING. During 1998, FAS 131, "Disclosures about Segments of an Enterprise and Related Information," became effective for us. FAS 131 requires that we report certain information, if specific requirements are met, about our operating segments including information about services, geographic areas of operation and major customers. The information is to be derived from the management approach which designates the internal organization that is used by management for making operating decisions and assessing performance as the source of our reportable segments. Adoption of FAS 131 did not affect our results of operations or our financial position but did affect the disclosure of segment information (see Note 13).

2.  CHANGES IN BUSINESS

     ACQUISITION. On April 1, 1998 we acquired all of the outstanding capital stock of Value Health, Inc. and Managed Prescriptions Network, Inc. (collectively known as "ValueRx") from Columbia/HCA Healthcare Corporation ("Columbia") for approximately $460 million in cash (which includes transaction costs and executive management severance costs of approximately $6.7 million and $8.3 million, respectively), approximately $360 million of which was obtained through a five-year bank credit facility (see Note 6) and the remainder from our cash balances and short term investments.

     The acquisition has been accounted for using the purchase method of accounting and the results of operations of ValueRx have been included in the consolidated financial statements and PBM segment since April 1, 1998. The purchase price has been allocated based on the estimated fair values of net assets acquired at the date of the acquisition. The excess of purchase price over tangible net assets acquired has been allocated to other intangible assets consisting of customer contracts and non-compete agreements in the amount of $57,653,000 which are being amortized using the straight-line method over the estimated useful lives of 2 to 20 years and goodwill in the amount of $278,113,000 which is being amortized using the straight-line method over the estimated useful life of 30 years. The amortization expense from ValueRx goodwill and customer contracts is non-deductible for income tax purposes. In conjunction with the acquisition, ValueRx and its subsidiaries retained the following liabilities:

                                                              (IN THOUSANDS)
----------------------------------------------------------------------------
Fair value of assets acquired...............................    $ 659,166
Cash paid for the capital stock.............................     (460,137)
                                                                ---------
  Liabilities retained......................................    $ 199,029
                                                                =========

     On April 1, 1999, we completed our acquisition of Diversified Pharmaceutical Services, Inc. and Diversified Pharmaceutical Services (Puerto
Rico) Inc. (collectively, "DPS"), from

                             EXPRESS SCRIPTS, INC.

SmithKline Beecham Corporation and SmithKline Beecham InterCredit BV (collectively, "SB") for approximately $715 million, which includes a purchase price adjustment for closing working capital and transaction costs. We filed an Internal Revenue Code sec.338(h)(10) election, making amortization expense of intangible assets, including goodwill, tax deductible. We used approximately $48 million of our own cash and financed the remainder of the purchase price and related acquisition costs through a $1.05 billion credit facility and a $150 million senior subordinated bridge credit facility (see Note 6).

     The acquisition has been accounted for using the purchase method of accounting. The results of operations of DPS have been included in the consolidated financial statements and pharmacy benefit management ("PBM") segment since April 1, 1999. The purchase price has been preliminarily allocated based on the estimated fair values of net assets acquired at the date of the acquisition. The excess of purchase price over tangible net assets acquired has been preliminarily allocated to other intangible assets consisting of customer contracts in the amount of $129,500,000 which are being amortized using the straight-line method over the estimated useful lives of 1 to 20 years and goodwill in the amount of $734,485,000 which is being amortized using the straight-line method over the estimated useful life of 30 years. In conjunction with the acquisition, DPS retained the following liabilities:

                                                              (IN THOUSANDS)
----------------------------------------------------------------------------
Fair value of assets acquired...............................    $1,010,159
Cash paid for the capital stock.............................      (714,678)
                                                                ----------
  Liabilities retained......................................    $  295,481
                                                                ==========

     The following unaudited pro forma information presents a summary of our combined results of operations and those of DPS and ValueRx as if the acquisitions had occurred at the beginning of the periods presented, along with certain pro forma adjustments to give effect to amortization of goodwill, other intangible assets, interest expense on acquisition debt and other adjustments. The pro forma financial information is not necessarily indicative of the results of operations as they would have been had the transactions been effected on the assumed dates, nor are they an indication of trends in future results. Included in the pro forma information are integration costs incurred by us that are being reported within selling, general and administrative expenses in the statement of operations. Additionally, the year ended December 31, 1998 includes the impact of a write-down of assets of $1,092,184,000, $709,920,000 after tax, related to the impairment of DPS's goodwill. If the acquisition of DPS had occurred on January 1, 1998, goodwill on DPS's books would have been eliminated. Therefore, the impairment charge for goodwill would not have

                             EXPRESS SCRIPTS, INC.

existed. Excluding this write-down, our pro forma net income for fiscal year 1998 would have been $30,461, or $0.92 per basic share and $0.90 per diluted share.

                                                               YEAR ENDED DECEMBER 31,
                                                              --------------------------
                                                                 1998           1999
                                                              -----------    -----------
                                                              (IN THOUSANDS, EXCEPT PER
                                                                     SHARE DATA)
Total revenues..............................................  $3,449,649     $4,353,470
Income (loss) before extraordinary loss.....................    (679,459)       158,526
Extraordinary loss..........................................          --          7,150
                                                              ----------     ----------
Net income (loss)...........................................  $ (679,459)    $  151,376
                                                              ==========     ==========
Basic earnings per share
  Before extraordinary loss.................................  $   (20.52)    $     4.39
  Extraordinary loss........................................          --           0.20
                                                              ----------     ----------
  Net income (loss).........................................  $   (20.52)    $     4.19
                                                              ==========     ==========
Diluted earnings per share
  Before extraordinary loss.................................  $   (20.16)    $     4.28
  Extraordinary loss........................................          --           0.19
                                                              ----------     ----------
  Net income (loss).........................................  $   (20.16)    $     4.09
                                                              ==========     ==========

     SALE OF ASSETS. On August 31, 1999, we, along with YourPharmacy.com, Inc. ("YPC"), our wholly-owned subsidiary, entered into an Asset Contribution and Reorganization Agreement (the "Contribution Agreement") with PlanetRx, PRX Holdings, Inc. ("Holdings"), and PRX Acquisition Corp. ("Acquisition Sub"). Pursuant to the Contribution Agreement, YPC agreed to contribute certain operating assets constituting its e-commerce business in prescription and non-prescription drugs and health and beauty aids to Holdings in exchange for 19.9% of the post-initial public offering common equity of Holdings (the "IPO"), and PlanetRx was also to assume certain obligations of YPC. Simultaneously with this transaction, Acquisition Sub was to merge into PlanetRx and PlanetRx shareholders would receive stock in Holdings, which would change its name to "PlanetRx.com Inc." As a result of the transactions, YPC would be a 19.9% shareholder in the new PlanetRx (formerly Holdings), which would conduct business as an Internet pharmacy.

     On October 13, 1999, the transactions described in the Contribution Agreement were consummated, YPC received 10,369,990 unregistered shares, or 19.9%, of the common equity of PlanetRx, and PlanetRx assumed options granted to YPC employees which converted into options to purchase approximately 1.8 million shares of PlanetRx common stock. In connection with the IPO, we also executed a 180 day lock-up agreement that prevents us from selling our shares until April 10, 2000. The consummation of the transaction occurred immediately preceding the closing of PlanetRx's IPO of common stock. Based on the IPO price of $16 per share, YPC received consideration valued at $165,920,000 million. We recorded a one-time gain (in other income) of $182,930,000 on the transaction, and a one-time stock compensation expense (included in non-recurring expenses) of $19,520,000 relating to the YPC employee stock options. We are accounting for this investment in PlanetRx on the cost method and therefore reporting

                             EXPRESS SCRIPTS, INC.

our investment on the balance sheet under the caption "investment in marketable securities" at fair value in accordance with FAS 115 (see Note 1).

     As part of our agreement, PlanetRx will pay us an annual fee of $11,650,000 and reimbursement for certain expenses of $3,000,000 over a 5 year term, which can be extended to 10 years if we meet certain performance measures. Additionally, we are eligible to receive an incremental fee based upon the number of our members who placed their first order for prescription drug or non-prescription merchandise with PlanetRx. We recorded $2,912,000 of the annual fee and $88,000 of incremental fee in other revenue and we have reduced selling and general administrative expenses by $750,000 for reimbursement of certain expenses relating to our Internet initiative. As of December 31, 1999, we have PlanetRx receivables of $5,732,000.

3.  CONTRACTUAL AGREEMENTS

     On December 31, 1995, we entered into a ten-year corporate alliance with Premier Purchasing Partners, L.P. (formerly, American Healthcare Systems Purchasing Partners, L.P., the "Partnership"), an affiliate of Premier, Inc. ("Premier"). Premier is an alliance of health care systems resulting from the merger in 1995 of American Healthcare Systems, Premier Health Alliance and SunHealth Alliance. Under the terms of the transaction, we are Premier's preferred vendor of pharmacy benefit management services to Premier's shareholder systems and their managed care affiliates and will issue shares of our Class A Common Stock as an administrative fee to the Partnership based on the attainment of certain benchmarks, principally related to the number of members receiving our pharmacy benefit management services under the arrangement, and to the achievement of certain joint purchasing goals. In accordance with the terms of the agreement, we issued 454,546 shares of Class A Stock to Premier in May 1996. The shares were valued at $11,250,000 using our closing stock price on December 31, 1995, the date the agreement was consummated, and are being amortized over the then remaining term of the agreement. Amortization expense in 1997, 1998 and 1999 was $1,164,000, $1,164,000 and $1,320,000, respectively. We may be required to issue up to an additional 4,500,000 shares to the Partnership over a period up to the first five years of the agreement if the Partnership exceeds all benchmarks. A calculation is made on April 1 of each year to determine if a stock issuance will be made. Premier has asserted that is has earned additional shares. We disagree with this contention, and we are in discussions with Premier concerning this matter. To date, we have not issued any additional shares. Except for certain exemptions from registration under the Securities Act of 1933 ("the 1933 Act"), any shares issued to the Partnership cannot be traded until they have been registered under the 1933 Act and any applicable state securities laws.

     Effective January 1, 1996, we executed a multi-year contract with The Manufacturers Life Insurance Company ("Manulife"), to introduce pharmacy benefit management services in Canada. Manulife's Group Benefits Division continues to work with ESI Canada to provide these services. Under the terms of the agreement, we are the exclusive third-party provider of pharmacy benefit management services to Manulife's Canadian clients. We will also issue shares of our Class A Common Stock as an advance discount to Manulife based upon achievement of certain volumes of Manulife pharmacy claims we process. No shares will be issued until after the fourth year of the agreement based on volumes reached in years two through four. We anticipate issuing no more than 474,000 shares to Manulife over a period up to the first six years of the agreement. Except for certain exemptions from registration under the 1933 Act, any shares issued to Manulife cannot be traded until they have been registered under the 1933 Act and any applicable state securities laws. In accordance with the terms of the agreement, no stock has been issued since inception.

                             EXPRESS SCRIPTS, INC.

     If Manulife has not exercised an early termination option at the end of the sixth or tenth year of the agreement, we will issue at each of those times a ten-year warrant as an advance discount to purchase up to approximately 237,000 additional shares of our Class A Common Stock exercisable at 85% of the market price at those times. The actual number of shares for which such warrant is to be issued is based on the volume of Manulife pharmacy claims we process in year six and year ten, respectively.

     Pursuant to an agreement with Coventry Corporation, an operator of health maintenance organizations located principally in Pennsylvania and Missouri, on January 3, 1995, we issued 50,000 shares of Class A Common Stock as an advance discount to Coventry in a private placement. These shares were valued at $13.69 per share, the split-adjusted per share market value of our Class A Common Stock on November 22, 1994, which was the date the agreement was consummated and the obligation of the parties became unconditional. No revision of the consideration for the transaction occurred between November 22, 1994 and January 3, 1995. The shares issued to Coventry were being amortized over a six-year period. However, due to Coventry extending the agreement for only two years, as discussed below, instead of three years, the estimated useful life of the shares issued has been reduced to five years and ended in 1999. Amortization expense was $114,000, $171,000 and $171,000 for each of the years ended December 31, 1997, 1998 and 1999, respectively. Except for certain exemptions from registration under the 1993 Act, these shares cannot be traded until they have been registered under the 1933 Act and any applicable state securities laws.

     Effective January 1, 1998, Coventry renewed the agreement for a two-year term through December 31, 1999. As part of the agreement, we issued warrants as an advance discount to purchase an additional 50,000 shares of our Class A Common Stock, exercisable at 90% of the market value at the time of renewal. During 1998, we expensed the advance discount, which represented 10% of the market value.

     On October 13, 1992, we entered into a five-year arrangement with FHP, Inc. ("FHP") pursuant to which we agreed to provide pharmacy benefit services to FHP and its members. FHP is an operator of health maintenance organizations, principally in the western United States. In February 1997, PacifiCare Health Systems, Inc. ("PacifiCare") completed the acquisition of FHP. As a result of the merger, PacifiCare informed us that it would not enter into a long-term extension of the agreement and reached an agreement with us to phase-out membership starting in July 1997 and continued through March 1998.

     In accordance with the agreement, we commenced providing pharmacy benefit services to FHP and its members on January 4, 1993. On the commencement date and pursuant to the agreement, we issued 400,000 shares of our Class A Common Stock as advance discounts to FHP in a private placement. These shares were valued at $4.13 per share, the split-adjusted per share market value of our Class A shares on October 13, 1992, which was the date the agreement was consummated and the obligations of the parties became unconditional. No revision of the consideration for the transaction occurred between October 13, 1992 and January 4, 1993. The cost of the shares issued to FHP was amortized over a five-year period ending in 1997. Amortization expense was $990,000 in 1997. No amortization expense was recorded in 1998 or 1999.

4.  RELATED PARTY TRANSACTIONS

     As discussed in Note 3, we have entered into a ten year corporate alliance with Premier. Richard Norling is the Chief Executive Officer of Premier and a member of our Board of

                             EXPRESS SCRIPTS, INC.

Directors. No consideration, monetary or otherwise, has been exchanged between Premier and us between the period September 1997 and December 1999 (the period during which Premier is a related party with us). We may be required to issue additional shares of our Class A Common Stock to Premier as discussed in Note 3.

     Premier is required to promote us as the preferred PBM provider to health care entities, plans and facilities, which participate in Premier's purchasing programs. However, all contractual arrangements to provide services are made directly between these entities and us, at varying terms and independent of any Premier involvement. Therefore, the associated revenues earned and expenses incurred by us are not deemed to be related party transactions. During 1999, the revenues that we derived from services provided to the health care entities participating in Premier's purchasing programs was $107,538,000.

5.  PROPERTY AND EQUIPMENT

     Property and equipment, at cost, consists of the following:

                                                                DECEMBER 31,
                                                         ---------------------------
                                                             1998           1999
                                                         ------------   ------------
                                                               (IN THOUSANDS)
Land...................................................    $  2,051       $  2,051
Building...............................................       3,076          3,076
Furniture..............................................       8,336         12,873
Equipment..............................................      52,758         64,204
Computer software......................................      37,412         55,054
Leasehold improvements.................................       8,275          9,922
                                                           --------       --------
                                                            111,908        147,180
Less accumulated depreciation and amortization.........      34,409         49,607
                                                           --------       --------
                                                           $ 77,499       $ 97,573
                                                           ========       ========

                             EXPRESS SCRIPTS, INC.

6.  FINANCING

     Long-term debt consists of:

                                                                DECEMBER 31,
                                                         ---------------------------
                                                             1998           1999
                                                         ------------   ------------
                                                               (IN THOUSANDS)
Revolving credit facility due March 31, 2005 with an
  interest rate of 7.94% at December 31, 1999..........    $     --       $100,000
Term credit facility due April 15, 2003................     360,000             --
Term A loans due March 31, 2005 with an interest rate
  of 7.94% at December 31, 1999........................          --        285,000
9.625% Senior Notes due June 15, 2009 with an effective
  interest rate of 9.7% and interest rate lock, net of
  unamortized discount of $1,146.......................          --        250,873
                                                           --------       --------
Total debt.............................................     360,000        635,873
Less current maturities................................      54,000             --
                                                           --------       --------
Long-term debt.........................................    $306,000       $635,873
                                                           ========       ========

     On April 1, 1999, we executed a $1.05 billion credit facility ("Credit Facility") with a bank syndicate led by Credit Suisse First Boston and Bankers Trust Company, consisting of $750 million in term loans, including $285 million of Term A loans and $465 million of Term B loans, and a $300 million revolving credit facility. The Credit Facility is secured by the capital stock of each of our existing and subsequently acquired domestic subsidiaries, excluding PPS, Great Plains Reinsurance Company ("Great Plains"), ValueRx of Michigan, Inc., Diversified NY IPA, Inc., and Diversified Pharmaceutical Services (Puerto Rico), Inc., and is also secured by 65% of the stock of our foreign subsidiaries. The provisions of the Credit Facility require quarterly interest payments based on several London Interbank Offered Rates ("LIBOR") or base rate options plus an interest rate spread. The Credit Facility contains covenants that limit the indebtedness we may incur, dividends paid and the amount of annual capital expenditures. The covenants also establish a minimum interest coverage ratio, a maximum leverage ratio, and a minimum fixed charge coverage ratio. In addition, we are required to pay an annual fee of 0.5%, payable in quarterly installments, on the unused portion of the revolving credit facility ($200 million at December 31, 1999). At December 31, 1999, we were in compliance with all covenants associated with the Credit Facility. In January 2000, we paid down the revolving credit facility by $30,000,000.

     Also on April 1, 1999, we executed a $150 million senior subordinated bridge credit facility with Credit Suisse First Boston and Bankers Trust Company. The proceeds from this facility and approximately $890 million in proceeds from the Credit Facility were used to consummate the DPS acquisition (see Note 2) and repay $360 million outstanding under our pre-existing $440 million credit facility. This facility was retired in June 1999, upon the completion of our equity offering (see Note 11).

     On June 16, 1999, we completed the offering of $250 million in Senior Notes, which require interest to be paid semi-annually on June 15 and December
15. The Senior Notes also provide us an opportunity to call the debt at specified rates beginning in June 2004. The net proceeds from the Senior Notes offering, along with a portion of the net proceeds from the equity offering

                             EXPRESS SCRIPTS, INC.

and $23,901,000 of our own cash were used to repay $414,770,000 of the Term B loans. In July 1999, we paid off the remaining Term B principal balance of $50,230,000. As a result of the refinancing of the $440 million credit facility and the repayment of the Term B loans, we recognized a $7,150,000, net of tax, extraordinary loss from the write-off of deferred financing fees. The Senior Notes are unconditionally and joint and severally guaranteed by our wholly-owned domestic subsidiaries other than PPS, Great Plains, ValueRx of Michigan, Inc., Diversified NY IPA, and Diversified Pharmaceutical Services (Puerto Rico). Separate financial statements of the Guarantors are not presented as we have determined them not to be material to investors. Therefore, the following condensed consolidating financial information has been prepared using the equity method of accounting in accordance with the requirements for presentation of such information. We believe that this information, presented in lieu of complete financial statements for each of the guarantor subsidiaries, provides sufficient detail to allow investors to determine the nature of the assets held by, and the operations of, each of the consolidating groups.

                                 EXPRESS
                              SCRIPTS, INC.   GUARANTORS   NON-GUARANTORS   ELIMINATIONS   CONSOLIDATED
                              -------------   ----------   --------------   ------------   ------------
                                                           (IN THOUSANDS)
AS OF DECEMBER 31, 1998
Current assets..............   $  463,818     $  188,978      $  4,111       $      --      $  656,907
Property and equipment,
  net.......................       27,375         46,817         3,307              --          77,499
Investments in
  subsidiaries..............       68,198         74,297           264        (142,759)             --
Intercompany................      363,455       (361,202)       (2,253)             --              --
Goodwill, net...............          210        281,953            --              --         282,163
Other intangible assets,
  net.......................       11,770         53,884           111              --          65,765
Other assets................        1,013         11,969           145              --          13,127
                               ----------     ----------      --------       ---------      ----------
     Total assets...........   $  935,839     $  296,696      $  5,685       $(142,759)     $1,095,461
                               ==========     ==========      ========       =========      ==========
Current liabilities.........   $  394,553     $  141,433      $  3,310       $      --      $  539,296
Long-term debt..............      306,000             --            --              --         306,000
Other liabilities...........          779           (251)          (57)             --             471
Stockholders' equity........      234,507        155,514         2,432        (142,759)        249,694
                               ----------     ----------      --------       ---------      ----------
     Total liabilities and
       stockholders'
       equity...............   $  935,839     $  296,696      $  5,685       $(142,759)     $1,095,461
                               ==========     ==========      ========       =========      ==========
AS OF DECEMBER 31, 1999
Current assets..............   $  549,374     $  509,702      $  7,279       $      --      $1,066,355
Property and equipment,
  net.......................       39,036         55,776         2,761              --          97,573
Investments in
  subsidiaries..............      725,468             --         2,261        (727,729)             --
Investments in marketable
  securities................           --        150,365            --              --         150,365
Intercompany................      463,438       (463,241)         (197)             --              --
Goodwill, net...............          168        976,759         5,569              --         982,496
Other intangible assets,
  net.......................       22,458        160,901            61              --         183,420
Other assets................       13,179         (6,493)          563            (147)          7,102
                               ----------     ----------      --------       ---------      ----------
     Total assets...........   $1,813,121     $1,383,769      $ 18,297       $(727,876)     $2,487,311
                               ==========     ==========      ========       =========      ==========

                             EXPRESS SCRIPTS, INC.

                                 EXPRESS
                              SCRIPTS, INC.   GUARANTORS   NON-GUARANTORS   ELIMINATIONS   CONSOLIDATED
                              -------------   ----------   --------------   ------------   ------------
                                                           (IN THOUSANDS)
Current liabilities.........   $  527,312     $  563,457      $  9,589       $      --      $1,100,358
Long-term debt..............      635,873             --            --              --         635,873
Other liabilities...........       83,365        (33,018)        1,251              --          51,598
Stockholders' equity........      566,571        853,330         7,457        (727,876)        699,482
                               ----------     ----------      --------       ---------      ----------
     Total liabilities and
       stockholders'
       equity...............   $1,813,121     $1,383,769      $ 18,297       $(727,876)     $2,487,311
                               ==========     ==========      ========       =========      ==========
YEAR ENDED DECEMBER 31, 1997
Total revenues..............   $1,205,085     $   16,107      $  9,442       $      --      $1,230,634
Operating expenses..........    1,158,490         15,031         8,263              --       1,181,784
                               ----------     ----------      --------       ---------      ----------
  Operating income..........       46,595          1,076         1,179              --          48,850
Interest income (expense)...        5,821             --            35              --           5,856
                               ----------     ----------      --------       ---------      ----------
  Income before tax
     provision..............       52,416          1,076         1,214              --          54,706
Income tax provision........       20,352            417           508              --          21,277
                               ----------     ----------      --------       ---------      ----------
  Net Income................   $   32,064     $      659      $    706       $      --      $   33,429
                               ==========     ==========      ========       =========      ==========
YEAR ENDED DECEMBER 31, 1998
Total revenues..............   $1,646,807     $1,167,387      $ 10,678       $      --      $2,824,872
Operating expenses..........    1,584,731      1,139,387        11,520              --       2,735,638
                               ----------     ----------      --------       ---------      ----------
  Operating income (loss)...       62,076         28,000          (842)             --          89,234
Interest income (expense)...      (13,943)           846           103              --         (12,994)
                               ----------     ----------      --------       ---------      ----------
  Income (loss) before tax
     provision..............       48,133         28,846          (739)             --          76,240
Income tax provision........       17,903         15,377           286              --          33,566
                               ----------     ----------      --------       ---------      ----------
  Net Income (loss).........   $   30,230     $   13,469      $ (1,025)      $      --      $   42,674
                               ==========     ==========      ========       =========      ==========
YEAR ENDED DECEMBER 31, 1999
Total revenues..............   $2,257,952     $1,989,237      $ 40,915       $      --      $4,288,104
Operating expenses..........    2,140,144      1,971,696        39,480              --       4,151,320
                               ----------     ----------      --------       ---------      ----------
  Operating income (loss)...      117,808         17,541         1,435              --         136,784
Gain on sale of assets......           --        182,930            --              --         182,930
Interest income (expense)...      (54,700)           292           160              --         (54,248)
                               ----------     ----------      --------       ---------      ----------
  Income before tax
     provision..............       63,108        200,763         1,595              --         265,466
Income tax provision........       34,799         72,031         1,268              --         108,098
                               ----------     ----------      --------       ---------      ----------
  Income before
     extraordinary loss.....       28,309        128,732           327              --         157,368
Extraordinary loss..........        7,150             --            --              --           7,150
                               ----------     ----------      --------       ---------      ----------
  Net Income................   $   21,159     $  128,732      $    327       $      --      $  150,218
                               ==========     ==========      ========       =========      ==========

                             EXPRESS SCRIPTS, INC.

     The following represents the schedule of current maturities for our long-term debt (in thousands):

                  YEAR ENDED DECEMBER 31,
                  -----------------------
2000........................................................  $     --
2001........................................................    42,750
2002........................................................    57,000
2003........................................................    57,000
2004........................................................    62,700
                                                              --------
                                                              $219,450
                                                              ========

     To manage our interest rate risk we entered into an interest rate swap agreement ("swap") with The First National Bank of Chicago, a subsidiary of Bank One Corporation, on April 3, 1998. At December 31, 1999 and 1998, the swap had a notional principal amount of $306 million and $360 million, respectively. Under the terms of the swap, we agreed to receive a floating rate of interest on the amount of the term loan facility based on a three-month LIBOR rate in exchange for payment of a fixed rate of interest of 5.88% per annum. The notional principal amount of the swap began amortizing at $27 million in April 1999, increasing to $36 million in April 2000, to $45 million in April 2001 and to $48 million in April 2002. As a result, we have, in effect, converted $306 million of our variable rate debt under the Credit Facility to fixed rate debt at 5.88% per annum for the first four years of the Credit Facility, plus the interest rate spread of 2.0%.

     On June 17, 1999, we entered into an interest rate swap agreement with Bankers Trust Company. The swap will not become effective until April 2000 and carried no notional principal amount as of December 31, 1999. Under the terms of the agreement, we agreed to receive a floating rate of interest on the notional principal amount based on a three-month LIBOR rate in exchange for payment of a fixed rate of interest of 6.25% per annum. Beginning in April 2000, the notional principal amount will be $15 million and will increase semi-annually up to an approximate $137 million in October 2002. For the remainder of the agreement's term, the notional principal amount will amortize until the agreement termination in April 2005. When the swap becomes effective, we will, in effect, convert the notional principal amount of our variable rate debt under our Credit Facility to fixed rate debt at 6.25% per annum plus the interest rate spread.

     During 1999, we entered into an interest rate lock with Bankers' Trust Company related to our offering of $250 million Senior Notes. Upon issuance of the Senior Notes, we received $2,135,000, which is being amortized over the term of the Senior Notes. During 1999, interest expense was reduced by $116,000.

7.  CORPORATE RESTRUCTURING

     During the second quarter of 1998, we recorded a pre-tax restructuring charge of $1,651,000 associated with closing the non-PBM service operations of its wholly-owned subsidiary, PhyNet, Inc., and transferring certain functions of our Vision Corporation to another vision care provider. The restructuring plan consisted of $416,000 of cash charges associated with the severance of 61 employees and non-cash charges of $1,235,000 relating to the write-down of long-lived assets no longer providing us benefit. We completed the remainder of the restructuring actions during the third quarter of 1999.

                             EXPRESS SCRIPTS, INC.

     During the second quarter of 1999, we recorded a pre-tax restructuring charge of $9,400,000 associated with the consolidation of our Plymouth, Minnesota facility into our Bloomington, Minnesota facility. In December 1999, the associated accrual was reduced by $2,301,000, primarily as a result of subleasing a portion of the unoccupied space. The consolidation plan includes the relocation of all employees at the Plymouth facility to the Bloomington facility that began in August 1999 and will end in the third quarter of 2000. Included in the restructuring charge are anticipated cash expenditures of approximately $4,823,000 for lease termination fees and rent on unoccupied space (which payments will continue through April 2001, when the lease expires) and anticipated non-cash charges of approximately $2,276,000 for the write-down of leasehold improvements and furniture and fixtures. The restructuring charge does not include any costs associated with the physical relocation of the employees.

     During December 1999, we recorded a pre-tax restructuring charge of $2,633,000 associated with the outsourcing of our computer operations to EDS. The principal actions of the plan included cash expenditures of approximately $2,148,000 for the transition of 51 employees to the outsourcer and the elimination of contractual obligations of ValueRx which had no future economic benefit to us, and non-cash charges of approximately $485,000 due to the reduction in the carrying value of certain capitalized software to its net realizable value. Completion of this plan will occur during the first quarter of 2000 when all cash payments will be made.

     Also in December 1999, we recorded a pre-tax restructuring charge of $969,000 associated with restructuring our PPS majority-owned subsidiary and the purchase of the remaining PPS Common Stock from management. The charge consists of cash expenditures of $559,000 relating to stock compensation expense and $410,000 of severance payments to 9 employees (of which $133,000 was paid during December 1999). This plan was completed in January 2000.

                                                BALANCE AT                          BALANCE AT
                              1998     1998    DECEMBER 31,     1999       1999    DECEMBER 31,
                             CHARGES   USAGE       1998       ADDITIONS   USAGE        1999
                             -------   -----   ------------   ---------   ------   ------------
                                                       (IN THOUSANDS)
NON-CASH
----------
Write-down of long-lived
  assets...................  $1,235    $704        $531        $ 2,761    $3,264      $   28
CASH
-----
Employee transition
  costs....................     416     184         232          2,558       365       2,425
Stock compensation.........      --      --          --            559        --         559
Lease termination fees and
  rent.....................      --      --          --          4,823     4,318         505
                             ------    ----        ----        -------    ------      ------
                             $1,651    $888        $763        $10,701    $7,947      $3,517
                             ======    ====        ====        =======    ======      ======

     All of the restructuring charges which include tangible assets to be disposed of are written down to their net realizable value, less cost of disposal. We expect recovery to approximate its cost of disposal. Considerable management judgment is necessary to estimate fair value; accordingly, actual results could vary from such estimates.

                             EXPRESS SCRIPTS, INC.

8.  INCOME TAXES

     The income tax provision consists of the following:

                                                                YEAR ENDED DECEMBER 31,
                                                              ----------------------------
                                                               1997      1998       1999
                                                              -------   -------   --------
                                                                     (IN THOUSANDS)
Current provision:
  Federal...................................................  $19,048   $20,171   $ 26,933
  State.....................................................    2,779     3,049      4,190
  Foreign...................................................      284       278        758
                                                              -------   -------   --------
     Total current provision................................   22,111    23,498     31,881
                                                              -------   -------   --------
Deferred provision:
  Federal...................................................     (714)    8,694     68,627
  State.....................................................     (120)    1,374      7,590
                                                              -------   -------   --------
     Total deferred provision...............................     (834)   10,068     76,217
                                                              -------   -------   --------
Total current and deferred provision........................  $21,277   $33,566   $108,098
                                                              =======   =======   ========

     Income taxes included in the Consolidated Statement of Operations are:

                                                                YEAR ENDED DECEMBER 31,
                                                              ----------------------------
                                                               1997      1998       1999
                                                              -------   -------   --------
                                                                     (IN THOUSANDS)
Continuing operations.......................................  $21,277   $33,566   $108,098
Extraordinary loss on early retirement of debt..............       --        --     (4,492)
                                                              -------   -------   --------
                                                              $21,277   $33,566   $103,606
                                                              =======   =======   ========

     A reconciliation of the statutory federal income tax rate and the effective tax rate follows (the effect of foreign taxes on the effective tax rate for 1997, 1998 and 1999 is immaterial):

                                                                  YEAR ENDED
                                                                 DECEMBER 31,
                                                              ------------------
                                                              1997   1998   1999
                                                              ----   ----   ----
Statutory federal income tax rate...........................  35.0%  35.0%  35.0%
State taxes, net of federal benefit.........................  3.8    3.8     3.6
Non-deductible amortization of goodwill and customer
  contracts.................................................   --    4.9     1.8
Other, net..................................................  0.1    0.3     0.3
                                                              ----   ----   ----
Effective tax rate..........................................  38.9%  44.0%  40.7%
                                                              ====   ====   ====

                             EXPRESS SCRIPTS, INC.

     The deferred tax assets and deferred tax liabilities recorded in the consolidated balance sheet are as follows:

                                                                 DECEMBER 31,
                                                              -------------------
                                                               1998        1999
                                                              -------    --------
                                                                (IN THOUSANDS)
Deferred tax assets:
  Allowance for bad debts...................................  $ 8,013    $  5,744
  Inventory costing capitalization and reserves.............      684         185
  Accrued expenses..........................................   34,170      23,864
  Depreciation and property differences.....................    6,808       7,112
  Non-compete agreements....................................      933       2,008
  Net operating loss carryforward...........................       --       7,829
  Unrealized loss on investments............................       --       6,000
  Other.....................................................       17         508
                                                              -------    --------
     Gross deferred tax assets..............................   50,625      53,250
Deferred tax liabilities:
  Gain on sale of assets....................................       --     (62,987)
  Goodwill and customer contract amortization...............       --      (7,942)
  Other.....................................................     (462)       (985)
                                                              -------    --------
     Gross deferred tax liabilities.........................     (462)    (71,914)
                                                              -------    --------
Net deferred tax (liabilities) assets.......................  $50,163    $(18,664)
                                                              =======    ========

9.  COMMITMENTS AND CONTINGENCIES

     We have entered into noncancellable agreements to lease certain office and distribution facilities with remaining terms from one to ten years. Rental expense under the office and distribution facilities leases in 1997, 1998 and 1999 was $2,272,000, $3,876,000 and $11,147,000, respectively. The future minimum lease payments due under noncancellable operating leases is as follows (in thousands):

                  YEAR ENDED DECEMBER 31,
                  -----------------------
2000........................................................  $11,359
2001........................................................   10,653
2002........................................................    9,998
2003........................................................    9,806
2004........................................................    9,887
Thereafter..................................................   34,479
                                                              -------
                                                              $86,182
                                                              =======

                             EXPRESS SCRIPTS, INC.

     For the year ended December 31, 1999, approximately 78.7% of our pharmaceutical purchases were through one wholesaler. We believe other alternative sources are readily available and that no other concentration risks exist at December 31, 1999.

     In the ordinary course of business (which includes the business conducted by DPS and ValueRx prior to acquiring them on April 1, 1999 and April 1, 1998, respectfully), various legal proceedings, investigations or claims pending have arisen against us and our subsidiaries (ValueRx and DPS continue to be a party to proceedings that arose prior to their April 1, 1998 and April 1, 1999 respective acquisition dates). The effect of these actions on future financial results is not subject to reasonable estimation because considerable uncertainty exists about the outcomes. Nevertheless, in our opinion, the ultimate liabilities resulting from any such lawsuits, investigations or claims now pending are not expected to materially affect our consolidated financial position, results of operations, or cash flows.

10.  EMPLOYEE BENEFIT PLANS

     RETIREMENT SAVINGS PLAN. We offer all of our full-time employees a retirement savings plan under Section 401(k) of the Internal Revenue Code. Employees may elect to enter a written salary deferral agreement under which a maximum of 12% of their salary (effective January 1, 2000 maximum deferral is 15%), subject to aggregate limits required under the Internal Revenue Code, may be contributed to the plan. We match the first $2,000 of the employee's contribution for the year. Effective January 1, 2000, we will match 100% of the first 4% of the employees' compensation contributed to the Plan. For the years ended December 1997, 1998 and 1999, we made contributions of approximately $909,000, $1,751,000 and $3,604,000, respectively.

     EMPLOYEE STOCK PURCHASE PLAN. In December 1998, our Board of Directors approved an employee stock purchase plan, effective March 1, 1999, that qualifies under Section 423 of the Internal Revenue Code and permits all employees, excluding certain management level employees, to purchase shares of our Class A Common Stock. Participating employees may elect to contribute up to 10% of their salary to purchase common stock at the end of each six month participation period at a purchase price equal to 85% of the fair market value of our Class A Common Stock at the end of the participation period. During 1999, approximately 10,000 shares of our Class A Common Stock were issued under the plan. Class A Common Stock reserved for future employee purchases under the plan is 240,000 at December 31, 1999.

     DEFERRED COMPENSATION PLAN. In December 1998, the Compensation Committee of the Board of Directors approved a non-qualified deferred compensation plan (the "Executive Deferred Compensation Plan"), effective January 1, 1999, that provides benefits payable to eligible key employees at retirement, termination or death. Benefit payments are funded by a combination of contributions from participants and us. Participants become fully vested in our contributions on the third anniversary of the end of the plan year for which the contribution is credited to their account. For 1999, our annual contribution was equal to 6% of each participant's total annual compensation, with 25% being invested in our Class A Common Stock and the remaining being allocated to a variety of investment options. As a result of the implementation, we accrued as compensation expense $797,000 in 1998 and $224,000 in 1999 as a past service contribution which is equal to 8% of each participant's total annual cash compensation for the period of the participant's past service with us in a senior executive capacity. At December 31, 1999, 50,000 shares of Class A Common Stock have been reserved for future plan contributions.

                             EXPRESS SCRIPTS, INC.

11.  COMMON STOCK

     The holders of Class A Common Stock have one vote per share, and the holders of Class B Common Stock have ten votes per share. NYLIFE HealthCare Management, Inc. ("NYLIFE HealthCare"), an indirect subsidiary of New York Life Insurance Company, is the sole holder our of Class B Common Stock. Class B Common Stock converts into Class A Common Stock on a share-for-share basis upon transfer (other than to New York Life or its affiliates) and is convertible at any time at the discretion of the holder. At December 31, 1999, NYLIFE HealthCare and the holders of Class A Common Stock have control over approximately 86.2% and 13.8%, respectively, of the combined voting power of all classes of Common Stock.

     In June 1999, we consummated our offering of 5,175,000 shares of our Class A Common Stock at a price of $61 per share. The net proceeds of $299,378,000 were used to retire the $150 million senior subordinated bridge credit facility and a portion of the Term B loans under the $1.05 billion credit facility (see
Note 6).

     As of December 31, 1999, we had repurchased a total of 475,000 shares of our Class A Common Stock under the open-market stock repurchase program we announced on October 25, 1996, although no repurchases occurred during 1999. Our Board of Directors approved the repurchase of up to 1,700,000 shares, and placed no limit on the duration of the program. Future purchases, if any, will be in such amounts and at such times as we deem appropriate based upon prevailing market and business conditions, subject to certain restrictions on stock repurchases contained in our $1.05 billion credit facility and the Indenture covering our Senior Notes. During 1999, we used approximately 10,000 shares previously purchased under this program to satisfy obligations under our employee stock option program (see Note 10).

     As of December 31, 1999, approximately 10,555,000 shares of our Class A Common Stock has been reserved for issuance to organizations with which we have signed contractual agreements (see Note 3) and for employee benefit plans (see
Note 10).

     In October 1998, we announced a two-for-one stock split of our Class A and Class B Common Stock for stockholders of record on October 20, 1998, effective October 30, 1998. The split was effected in the form of a dividend by issuance of one additional share of Class A Common Stock for each share of Class A Common Stock outstanding and one additional share of Class B Common Stock for each share of Class B Common Stock outstanding. The earnings per share and the weighted average number of shares outstanding for basic and diluted earnings per share have been adjusted for the stock split except on the Consolidated Balance Sheet and the Consolidated Statement of Changes in Stockholders' Equity.

12.  STOCK-BASED COMPENSATION PLANS

     At December 31, 1999, we had three fixed stock-based compensation plans, which are described below.

     In April 1992, we adopted a stock option plan that we amended and restated in 1995 and amended in 1999, which provides for the grant of nonqualified stock options and incentive stock options to our officers and key employees selected by the Compensation Committee of the Board of Directors. Initially, a maximum of 1,400,000 shares of Class A Common Stock could be issued under the plan. That amount increased to a maximum of 2,380,000 shares, with no employee being able to receive options to purchase more than 800,000 shares.

     In June 1994, the Board of Directors adopted the Express Scripts, Inc. 1994 Stock Option Plan, also amended and restated in 1995 and amended in 1997, 1998 and 1999. Reflecting the

                             EXPRESS SCRIPTS, INC.

increase as of January 1, 2000, a total of 3,305,354 shares of our Class A Common Stock have been reserved for issuance under this plan. That amount will increase annually, effective January 1, commencing on January 1, 2000 and ending January 1, 2004, by 1% of our total outstanding shares of Class A and Class B Common Stock on such date. Under either plan, the exercise price of the options may not be less than the fair market value of the shares at the time of grant. The Compensation Committee has the authority to establish vesting terms, and typically provides that the options vest over a five-year period from the date of grant. The options may be exercised, subject to a ten-year maximum, over a period determined by the Committee.

     In April 1992, we also adopted a stock option plan that was amended and restated in 1995 and amended in 1996 and 1999 that provides for the grant of nonqualified stock options to purchase 48,000 shares to each director who is not an employee of ours or our affiliates. In addition, the second amendment to the plan gave each non-employee director who was serving in such capacity as of the date of the second amendment the option to purchase 2,500 additional shares. The second amendment options will vest over three years. A maximum of 384,000 shares of Class A Common Stock may be issued under this plan at a price equal to fair market value at the date of grant. The plan provides that the options vest over a two-, three- or five-year period from the date of grant depending upon the circumstances of the grant.

     We apply APB 25 and related interpretations in accounting for our plans. Accordingly, no compensation cost has been recognized for our stock options plans. Had compensation cost for our stock based compensation plans been determined based on the fair value at the grant dates for awards under those plans consistent with the method prescribed by FAS 123, our net income and earnings per share would have been reduced to the pro forma amounts indicated below. Note that due to the adoption of the methodology prescribed by FAS 123, the pro forma results shown below only reflect the impact of options granted in 1997, 1998 and 1999. Because future options may be granted and vesting typically occurs over a five year period, the pro forma impact shown for 1997, 1998 and 1999 is not necessarily representative of the impact in future years.

                                                               1997      1998       1999
                                                              -------   -------   --------
                                                                 (IN THOUSANDS, EXCEPT
                                                                    PER SHARE DATA)
Net income
  As reported...............................................  $33,429   $42,674   $150,218
  Pro forma.................................................   32,034    38,585    142,753
Basic earnings per share
  As reported...............................................  $  1.02   $  1.29   $   4.16
  Pro forma.................................................     0.98      1.16       3.95
Diluted earnings per share
  As reported...............................................  $  1.01   $  1.27   $   4.06
  Pro forma.................................................     0.97      1.14       3.86

                             EXPRESS SCRIPTS, INC.

     The fair value of options granted (which is amortized to expense over the option vesting period in determining the pro forma impact), is estimated on the date of grant using the Black-Scholes multiple option-pricing model with the following weighted average assumptions:

                                                              1997        1998        1999
                                                            ---------   ---------   ---------
Expected life of option...................................  2-7 years   2-7 years   2-7 years
Risk-free interest rate...................................    5.7-6.6%    4.1-5.9%    4.6-6.3%
Expected volatility of stock..............................         40%         44%         59%
Expected dividend yield...................................       None        None        None

     A summary of the status of our three fixed stock option plans as of December 31, 1997, 1998 and 1999, and changes during the years ending on those dates is presented below.

                                 1997                      1998                      1999
                        -----------------------   -----------------------   -----------------------
                                   WEIGHTED-                 WEIGHTED-                 WEIGHTED-
                                    AVERAGE                   AVERAGE                   AVERAGE
                        SHARES   EXERCISE PRICE   SHARES   EXERCISE PRICE   SHARES   EXERCISE PRICE
                        ------   --------------   ------   --------------   ------   --------------
                                                 (SHARE DATA IN THOUSANDS)
Outstanding at
  beginning of year...   1,677       $12.56        1,702       $17.21        2,780       $28.02
Granted...............     602        22.78        1,866        40.65          843        60.43
Exercise..............    (529)        8.80         (133)       14.71         (196)       30.28
Forfeited/cancelled...     (48)       17.56         (655)       38.82         (141)       50.35
                        ------                    ------                    ------
Outstanding at end of
  year................   1,702        17.21        2,780        28.02        3,286        35.24
                        ======                    ======                    ======
Options exercisable at
  year end............     641                       800                     1,391
Weighted-average fair
  value of options
  granted during the
  year................  $ 9.91                    $18.07                    $32.40

                             EXPRESS SCRIPTS, INC.

     The following table summarizes information about fixed stock options outstanding at December 31, 1999:

                                 OPTIONS OUTSTANDING                       OPTIONS EXERCISABLE
   RANGE OF       -------------------------------------------------   ------------------------------
EXERCISE PRICES     NUMBER      WEIGHTED-AVERAGE   WEIGHTED-AVERAGE     NUMBER
(SHARE DATA IN    OUTSTANDING      REMAINING           EXERCISE       EXERCISABLE   WEIGHTED-AVERAGE
  THOUSANDS)      AT 12/31/99   CONTRACTUAL LIFE        PRICE         AT 12/31/99    EXERCISE PRICE
---------------   -----------   ----------------   ----------------   -----------   ----------------
$3.25 -- 16.50...      728            4.55              $11.74             643           $11.34
17.00 -- 28.41...      716            7.21               22.60             341            21.20
28.50 -- 42.39...      683            8.27               34.72             227            33.04
51.63 -- 55.13...      875            9.53               53.00             110            55.13
65.25 -- 88.56...      284            9.34               73.97              70            65.69
                     -----                                              ------
$3.25 -- 88.56...    3,286            7.64               35.24           1,391            23.50
                     =====                                              ======

13.  SEGMENT INFORMATION

     We are organized on the basis of services offered and have determined that we have two reportable segments: PBM services and non-PBM services (defined in Note 1 "organization and operations"). We manage the pharmacy benefit within an operating segment that encompasses a fully-integrated PBM service. The remaining three operating service lines (IVTx, Specialty Distribution and Vision) have been aggregated into a non-PBM reporting segment.

     The following table presents information about the reportable segments for the years ended December 31:

                                                             PBM       NON-PBM     TOTAL
                                                          ----------   -------   ----------
                                                                   (IN THOUSANDS)
1997
Total revenues..........................................  $1,191,173   $39,461   $1,230,634
Depreciation and amortization expense (1)...............       9,592      766        10,358
Interest income.........................................       6,080        1         6,081
Interest expense (1)....................................         209       16           225
Income before income taxes..............................      52,529    2,177        54,706
Total assets............................................     385,330   17,178       402,508
Capital expenditures....................................      10,670    2,235        12,905
1998
Total revenues..........................................  $2,765,111   $59,761   $2,824,872
Depreciation and amortization expense (1)...............      25,466      983        26,449
Interest income.........................................       7,235        1         7,236
Interest expense (1)....................................      20,218       12        20,230
Income before income taxes..............................      70,107    6,133        76,240
Total assets............................................   1,068,715   26,746     1,095,461
Capital expenditures....................................      23,432      421        23,853

                             EXPRESS SCRIPTS, INC.

                                                             PBM       NON-PBM     TOTAL
                                                          ----------   -------   ----------
                                                                   (IN THOUSANDS)
1999
Total revenues..........................................  $4,222,294   $65,810   $4,288,104
Depreciation and amortization expense (1)...............      71,156      711        71,867
Interest income.........................................       5,761        1         5,762
Interest expense (1)....................................      60,001        9        60,010
Income before income taxes..............................     259,182    6,284       265,466
Total assets............................................   2,479,746    7,565     2,487,311
Capital expenditures....................................      35,895    1,063        36,958

-------------------------
(1) The amortization expense for deferred financing fees ($609 in 1998 and $2,241 in 1999) is included in interest expense on the Consolidated Statement of Operations and in depreciation and amortization on the Consolidated Statement of Cash Flows. The net amortization on the senior notes discount and interest rate lock (income of $77 in 1999) is also included in interest expense on the Consolidated Statement of Operations and in depreciation and amortization on the Consolidated Statement of Cash Flows.

14.  QUARTERLY FINANCIAL DATA (UNAUDITED)

                                                                  QUARTERS
                                                 ------------------------------------------
                                                  FIRST     SECOND(1)    THIRD      FOURTH
                                                 --------   ---------   --------   --------
                                                   (IN THOUSANDS, EXCEPT PER SHARE DATA)
FISCAL 1998
Total revenues.................................  $371,362   $807,406    $807,319   $838,784
Cost of revenues...............................   338,492    743,557     738,544    764,403
Selling, general and administrative............    18,826     39,266      43,153     47,745
Operating income...............................    14,044     22,932      25,622     26,636
                                                 --------   --------    --------   --------
Net income.....................................  $  9,878   $  9,568    $ 11,303   $ 11,924
                                                 ========   ========    ========   ========
Basic earnings per share.......................  $   0.30   $   0.29    $   0.34   $   0.36
                                                 ========   ========    ========   ========
Diluted earnings per share.....................  $   0.29   $   0.28    $   0.34   $   0.35
                                                 ========   ========    ========   ========

-------------------------
(1) Includes the acquisition of ValueRx effective April 1, 1998. Also includes a non-recurring operating charge of $1,651 ($1,002 after tax). Excluding this charge, our basic and diluted earnings per share would have been $0.32 and $0.31, respectively.

                             EXPRESS SCRIPTS, INC.

                                                                 QUARTERS
                                              ----------------------------------------------
                                               FIRST     SECOND(1)     THIRD      FOURTH(2)
                                              --------   ---------   ----------   ----------
                                                  (IN THOUSANDS, EXCEPT PER SHARE DATA)
FISCAL 1999
Total revenues..............................  $899,087   $996,749    $1,083,496   $1,308,772
Cost of revenues............................   823,647    869,989       958,987    1,174,282
Selling, general and administrative.........    46,440     81,897        78,761       87,096
Operating income............................    29,000     35,463        45,748       26,573
Extraordinary loss on early retirement of
  debt......................................        --     (6,597)         (553)          --
                                              --------   --------    ----------   ----------
Net income..................................  $ 13,543   $    421    $   16,995   $  119,259
                                              ========   ========    ==========   ==========
Basic earnings per share
  Before extraordinary item.................  $   0.41   $   0.20    $     0.46   $     3.10
  Extraordinary loss on early retirement of
     debt...................................        --      (0.19)        (0.02)          --
                                              --------   --------    ----------   ----------
  Net income................................  $   0.41   $   0.01    $     0.44   $     3.10
                                              ========   ========    ==========   ==========
Diluted earnings per share
  Before extraordinary item.................  $   0.40   $   0.20    $     0.45   $     3.03
  Extraordinary loss on early retirement of
     debt...................................        --      (0.19)        (0.02)          --
                                              --------   --------    ----------   ----------
  Net income................................  $   0.40   $   0.01    $     0.43   $     3.03
                                              ========   ========    ==========   ==========

-------------------------
(1) Includes the acquisition of DPS effective April 1, 1999. Also includes a non-recurring operating charge of $9,400 ($5,773 after tax). Excluding this amount, our basic and diluted earnings per share before extraordinary items would have been $0.38 and $0.37, respectively.

(2) Includes non-recurring operating charges and a one time non operating gain of $20,821 ($12,415 after tax) and $182,903 ($112,037 after tax), respectively. Excluding these amounts, our basic and diluted earnings per share before extraordinary items would have been $0.51 and $0.50, respectively.

------------------------------------------------------
------------------------------------------------------

    NO DEALER, SALESPERSON OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO REPRESENT ANYTHING NOT CONTAINED IN THIS PROSPECTUS. YOU MUST NOT RELY ON ANY UNAUTHORIZED INFORMATION OR REPRESENTATIONS. THIS PROSPECTUS IS AN OFFER TO SELL ONLY THE SHARES OFFERED HEREBY, BUT ONLY UNDER CIRCUMSTANCES AND IN JURISDICTIONS WHERE IT IS LAWFUL TO DO SO. THE INFORMATION CONTAINED IN THIS PROSPECTUS IS CURRENT ONLY
AS OF ITS DATE.

                            ------------------------

                               TABLE OF CONTENTS

                                       PAGE
                                       ----
Prospectus Summary...................     1

Risk Factors.........................     9

Relationship with NYLIFE.............    16

Use of Proceeds......................    19

Price Range of Common Stock and
  Dividend Policy....................    19

Capitalization.......................    20

Selected Financial and Operating
  Data...............................    21

Management's Discussion and Analysis
  of Financial Condition and Results
  of Operations......................    24

Business.............................    37

Management...........................    51

Principal Stockholders...............    55

Description of Capital Stock.........    58

Selling Stockholder..................    60

Plan of Distribution.................    61

                                       PAGE
                                       ----

Trust Prospectus.....................    61

Notice to Canadian Residents.........    62

Forward-Looking Statements...........    63

Where You Can Find More Information..    64

Legal Matters........................    65

Experts..............................    65

Index to Financial Statements........   F-1

------------------------------------------------------
------------------------------------------------------
------------------------------------------------------
------------------------------------------------------
                                3,000,000 SHARES

                             EXPRESS SCRIPTS, INC.

                              CLASS A COMMON STOCK

------------------------------------------------------

                             [EXPRESS SCRIPTS LOGO]
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                               JOINT BOOKRUNNERS

                              GOLDMAN, SACHS & CO.

                           CREDIT SUISSE FIRST BOSTON
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

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     No dealer, salesperson or other person is authorized to give any information or to represent anything not contained in this prospectus. You must not rely on any unauthorized information or representations. This prospectus is an offer to sell only the Securities offered hereby, but only under circumstances and in jurisdictions where it is lawful to do so. The information contained in this prospectus is current only as of its date.

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                               TABLE OF CONTENTS

                                       PAGE
                                       ----
Prospectus Summary...................     2
The Trust............................     9
Use of Proceeds......................    12
Investment Objective and Policies....    12
Description of Securities............    24
Risk Factors.........................    27
Certain Federal Income Tax
  Considerations.....................    29
Underwriting.........................    32
Legal Matters........................    33
Experts..............................    33
Where You Can Find More Information
  on the Trust.......................    33
Where You Can Find More Information
  on the Company.....................    34
Report of Independent Accountants....    35
Statement of Assets and
  Liabilities........................    36
Glossary.............................    37

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     Through and including November 26, 2000 (the 25th day after the date of this prospectus), all dealers effecting transactions in these Securities, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to a dealer's obligation to deliver a prospectus when acting as an underwriter and with respect to an unsold allotment or subscription.

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                              3,000,000 Securities
                           EXPRESS SCRIPTS AUTOMATIC
                            EXCHANGE SECURITY TRUST

                               $4.83 Trust Issued
                         Automatic Exchange Securities
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                             [EXPRESS SCRIPTS LOGO]
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                               JOINT BOOKRUNNERS

                              GOLDMAN, SACHS & CO.

                           CREDIT SUISSE FIRST BOSTON

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